                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

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[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Pacific Select Fund
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              Pacific Select Fund
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Notes:

                       [PACIFIC SELECT FUND LETTERHEAD]

                                                                Thomas C. Sutton
                                                           Chairman of the Board

__________, 1999

Dear Variable Contract Owner:

     We are pleased to enclose a Notice and Proxy Statement for the special meeting of the shareholders of each Portfolio of Pacific Select Fund.

     The meeting is scheduled to be held at 10 a.m. Pacific Time on October 28, 1999 at the office of Pacific Life Insurance Company (Pacific Life), located at 700 Newport Center Drive, Newport Beach, California 92660. Please take the time to read the proxy and cast your vote.

     The purpose of the meeting is to seek your approval on a number of proposals. The following are among the proposals for which shareholder approval is sought:

  .  to elect a Trustee to the Board of Trustees.

  . to amend the Fund's Agreement and Declaration of Trust to permit the Fund to issue shares in multiple classes to investors in different situations and to revise that Agreement.

  . to authorize the implementation of a Brokerage Enhancement Plan, under which the Fund would allocate brokerage transactions to broker-dealers in a manner that helps promote the distribution of the Fund's shares.

  . to approve a proposal that would permit Pacific Life and the Fund to enter into or materially change agreements with portfolio managers (sub-advisers) without obtaining shareholder approval.

  . to approve new portfolio management agreements for three Portfolios that would change the portfolio managers to the following:

     .  Mercury Asset Management US for the Equity Index Portfolio,
     .  Mercury Asset Management US for the Small-Cap Index Portfolio, and
     .  Alliance Capital Management L.P. for the Emerging Markets Portfolio.

  . to approve a change in the advisory fee for the Equity Index Portfolio to a flat fee of 0.25% with no breakpoints.

  .  to amend the fundamental investment policies of certain Portfolios.

     The Trustees of the Fund have concluded that all the proposals included in the proxy statement are in the best interests of the Fund and its shareholders and recommend that shareholders vote in favor of each proposal for which they are eligible to vote. For your added convenience, there is a summary at the beginning of the proxy which briefly describes each proposal.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                  Sincerely,



                                                  Thomas C. Sutton

                              PACIFIC SELECT FUND
                           700 Newport Center Drive
                            Newport Beach, CA 92660

           ________________________________________________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             [September 27, 1999]
           _________________________________________________________

To the shareholders of Pacific Select Fund:

  A special meeting of the shareholders of the Portfolios of Pacific Select Fund will be held on the 28/th/ day of October, 1999 at 10 a.m., at the offices of Pacific Life Insurance Company at 700 Newport Center Drive, Newport Beach, CA 92660, or any adjournment thereof, for the following purposes:

     (1)  To elect a Trustee to the Fund's Board of Trustees.

     (2) To amend the Fund's Amended and Restated Agreement and Declaration of Trust (Trust Agreement) to permit the Fund to issue shares in different classes to investors in different situations and to revise the Trust Agreement.

     (3) To adopt a proposed Brokerage Enhancement Plan under which the Fund would be authorized to allocate brokerage transactions to broker-dealers in a manner that helps promote the distribution of the Fund's shares.

     (4) To approve a proposal to permit the Fund and Pacific Life, in its capacity as the Fund's adviser, to enter into and materially amend agreements with portfolio managers (sub-advisers) without obtaining the approval of shareholders. (This proposal does not apply to
                                                        --------
          shareholders of the Large-Cap Value, Mid-Cap Value, Small-Cap Index,
                              ---------------  -------------  ---------------
          and REIT Portfolios).
              ---------------

     (5) To approve a new portfolio management agreement with Bankers Trust Company to be effective through December 31, 1999. The new agreement is sought in light of the acquisition of Bankers Trust Corporation, Bankers Trust Company's parent company, by Deutsche Bank, A.G. (This proposal applies only to shareholders of the Equity Index Portfolio).

     (6) To approve a new portfolio management agreement with Mercury Asset Management US (Mercury), under which Mercury would become portfolio manager of the Equity Index Portfolio and the Small-Cap Index Portfolio on January 1, 2000. (This proposal applies only to shareholders of the Equity Index Portfolio and the Small-Cap Index Portfolio).

     (7) To approve an amendment to the advisory agreement with Pacific Life, to increase the advisory fee paid to Pacific Life by the Equity Index Portfolio to a flat fee of 0.25% eliminating current breakpoints. (The proposal applies only to shareholders of the Equity Index Portfolio).

     (8) To approve a portfolio management agreement with Alliance Capital Management L.P. (Alliance Capital) so that Alliance Capital would become portfolio manager of the Emerging Markets Portfolio on January 1, 2000. (This proposal applies only to the shareholders of the Emerging Markets Portfolio).

     (9) To approve the following changes to the Fund's fundamental investment restrictions:

          (a) To permit a Portfolio to lend its portfolio securities to the extent permitted under applicable law. (This proposal applies to shareholders of all Portfolios).

          (b) To reclassify as "non-fundamental" the existing investment restriction that limits purchasing or selling certain commodities or commodity contracts by certain Portfolios. (This proposal applies only to shareholders of the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Growth LT, Equity Income, Multi-Strategy, Equity Index and International Portfolios).

          (c) To reclassify as "non-fundamental" the existing investment restriction that prohibits purchasing securities on margin under most circumstances by a Portfolio. (This proposal applies only to shareholders of the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Equity Income, Multi-Strategy, Equity Index and International Portfolios).

          (d) To reclassify as "non-fundamental" the existing investment restriction that prohibits a Portfolio from maintaining a short position, or purchasing, writing, or selling puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Fund's prospectus and statement of additional information for transactions in options, futures, and options on futures. (This proposal applies only to shareholders of the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Equity Income, Multi-Strategy, Equity Index and International Portfolios).

     (10) To transact such other business as may properly come before the shareholder meeting or any adjournment thereof.

  The Board of Trustees has fixed the close of business on September 9, 1999 as the record date for determining shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

  You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting are requested to complete, sign, and return the enclosed proxy promptly or vote telephonically by calling 1-800-597-7836. The enclosed proxy is being solicited by the Board of Trustees of the Fund.

  Please respond - your vote is important. Whether or not you plan to attend the meeting, please vote by mail or telephone.

                                   By Order of the Board of Trustees



                                   By:  ________________________________________
                                               Audrey L. Milfs, Secretary

Newport Beach, California
September [27], 1999

                        ______________________________

                                PROXY STATEMENT
                        ______________________________

                              PACIFIC SELECT FUND
                           700 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660

                        SPECIAL MEETING OF SHAREHOLDERS
                                    OF THE
                              PACIFIC SELECT FUND

                             [September 27, 1999]

                            SOLICITATION OF PROXIES


     This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Pacific Select Fund (the Fund) for use at a special meeting of shareholders of each of the Fund's Portfolios to be held at 10 a.m. Pacific Time on October 28, 1999 at the offices of Pacific Life Insurance Company (Pacific Life), located at 700 Newport Center Drive, Newport Beach, CA 92660, and at any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (Notice). The primary purpose of the meeting is for shareholders of the Portfolios, as set forth in the attached Notice, to consider and approve the following proposals:

     (1) To elect a Trustee to the Fund's Board of Trustees. (This proposal applies to all shareholders).

     (2) To amend the Fund's Amended and Restated Agreement and Declaration of Trust (Trust Agreement) to permit the Fund to issue shares in different classes to investors in different situations and to revise the Trust Agreement. (This proposal applies to all shareholders).

     (3) To adopt a proposed Brokerage Enhancement Plan under which the Fund would be authorized to direct Pacific Life and each of the Fund's portfolio managers to allocate brokerage transactions to broker-dealers in a manner that helps promote the distribution of the Fund's shares. (This proposal applies to all shareholders).

     (4) To approve a proposal to permit the Fund and Pacific Life, in its capacity as the Fund's investment adviser, to enter into and materially amend contracts with portfolio managers (portfolio management agreements) without obtaining the approval of shareholders. (This proposal applies to all shareholders except those of the Large-Cap Value, the Mid-Cap Value, the Small-Cap Index, and the REIT Portfolios).

     (5) To approve a new portfolio management agreement with Bankers Trust Company. The new agreement with Bankers Trust is sought in light of the acquisition of Bankers Trust Corporation, Bankers Trust's parent company, by Deutsche Bank, A.G. The new agreement would be effective through December 31, 1999. (This proposal applies to shareholders of the Equity Index Portfolio).

     (6) To approve a new portfolio management agreement with Mercury Asset Management US, under which Mercury would become portfolio manager of the Equity Index Portfolio and the Small-Cap Index Portfolio on January 1, 2000. (This proposal applies to shareholders of the Equity Index Portfolio and the Small-Cap Index Portfolio).

     (7) To approve an amendment to the advisory agreement with Pacific Life, under which the advisory fee paid to Pacific Life by the Equity Index Portfolio would be increased from an annual rate of 0.25% of the Portfolio's average daily net assets that scales down at two breakpoints to a flat fee of 0.25% with no breakpoints. (This proposal applies to shareholders of the Equity Index Portfolio).

     (8) To approve a portfolio management agreement with Alliance Capital Management L.P., under which Alliance Capital would become portfolio manager of the Emerging Markets Portfolio on January 1, 2000. (This proposal applies to shareholders of the Emerging Markets Portfolio).

     (9) To approve the following changes to the Fund's fundamental investment restrictions:

          (a) To permit a Portfolio to lend its portfolio securities to the extent permitted under applicable law. (This proposal applies to all shareholders of Portfolios);

          (b) To reclassify as "non-fundamental" the existing investment restriction that limits purchasing or selling certain commodities or commodity contracts by certain Portfolios. (This proposal applies only to shareholders of the Money Market, High Yield
                                                   ------------------------
               Bond, Managed Bond, Government Securities, Growth, Growth LT,
               -------------------------------------------------------------
               Equity Income, Multi-Strategy, Equity Index and International
               -------------------------------------------------------------
               Portfolios);
               -----------

          (c) To reclassify as "non-fundamental" the existing investment restriction that prohibits a Portfolio from purchasing securities on margin under most circumstances. (This proposal applies only to shareholders of the Money Market, High Yield Bond, Managed
                                      --------------------------------------
               Bond, Government Securities, Growth, Equity Income, Multi-
               ----------------------------------------------------------
               Strategy, Equity Index and International Portfolios);
               ---------------------------------------------------

          (d) To reclassify as "non-fundamental" the existing investment restriction that prohibits a Portfolio from maintaining a short position, or purchasing, writing, or selling puts, calls, straddles, spreads, or combinations thereof, except as set forth in the fund's prospectus and statement of additional information for transactions in options, futures, and options on futures. (This proposal applies only to shareholders of the Money Market,
                                                                  -------------
               High Yield Bond, Managed Bond, Government Securities, Growth,
               -------------------------------------------------------------
               Equity Income, Multi-Strategy, Equity Index and International
               -------------------------------------------------------------
               Portfolios);
               -----------

     (10) To transact such other business as may properly come before the meeting or any adjournment thereof.

The date of the first mailing of this proxy statement will be on or about September 27, 1999.

     As set forth in the attached notice, shareholders will be asked to vote on nine proposals at the meeting. The following table shows the shareholders that are entitled to vote for each proposal.

-----------------------------------------------------------------------------------------------
Proposal 1.................................  Shareholders of all Portfolios

Proposal 2.................................  Shareholders of all Portfolios

Proposal 3.................................  Shareholders of all Portfolios

Proposal 4.................................  Shareholders of the Money Market, High Yield
                                             Bond, Managed Bond, Government Securities,
                                             Growth, Aggressive Equity, Growth LT, Equity
                                             Income, Multi-Strategy, Equity, Bond and Income,
                                             Equity, International, and Emerging Markets
                                             Portfolios.

Proposal 5.................................  Shareholders of the Equity Index Portfolio

Proposal 6.................................  Shareholders of the Equity Index and Small-Cap
                                             Index Portfolios

Proposal 7.................................  Shareholders of the Equity Index Portfolio

Proposal 8.................................  Shareholders of the Emerging Markets Portfolio

Proposal 9(a)..............................  Shareholders of all Portfolios
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
         9(b)..............................  Shareholders of the Money Market, High Yield Bond,
                                             Managed Bond, Government Securities, Growth,
                                             Growth LT, Equity Income, Multi-Strategy, Equity
                                             Index, and International Portfolios

         9(c) and 9(d).....................  Shareholders of the Money Market, High Yield Bond,
                                             Managed Bond, Government Securities, Growth,
                                             Equity Income, Multi-Strategy, Equity Index, and
                                             International Portfolios
-----------------------------------------------------------------------------------------------

                              SUMMARY OF PROPOSALS

      While you should read the full text of the Proxy Statement, here's a brief summary of each of the proposals and how they will affect the Fund and the Portfolios.

Proposal 1  (All shareholders)

Under this proposal, the Fund asks you to elect an individual to the Fund's Board of Trustees. The nominee, Lucie H. Moore, Esq., was appointed to the Board last year by the other Trustees and has been serving as a Trustee to the Fund since October 1998.

Proposal 2  (All shareholders)

Under this proposal, the Fund asks you to approve an amendment to the Fund's Trust Agreement. This document serves as the Fund's charter. It establishes many of the rules that the Fund, the Board, and shareholders must follow. The proposed amendments described in Proposal 2 are intended to accomplish two goals:

First, the Fund would like to create additional classes of shares catered to particular types of investors for each of the Fund's Portfolios. The Fund currently plans on selling new classes to investors who set up individual retirement accounts (IRAs) and to tax-qualified retirement plans. For these types of investors, the Fund wants to set up distribution and service plans that you, as a holder of a Pacific Life variable life insurance policy or variable annuity contract, do not need. The multi-class structure lets the Fund offer shares with different features and expenses to investors with different needs. This change would not affect the class of shares that you own.

Second, the Fund wants to revise and modernize its Trust Agreement, which is over 12 years old.

Proposal 3 (All shareholders)

Under this proposal, the Fund asks you to approve a Brokerage Enhancement Plan. Under the Plan, the Fund could direct Pacific Life and the portfolio managers to allocate brokerage transactions to particular broker-dealers in a manner that would help promote the distribution of the Fund's shares. Under the Plan, neither the Fund nor any Portfolio would incur any new fees or charges. The Plan would permit the Fund to enter into agreements or arrangements with certain brokers or dealers in return for "directed brokerage credits" or benefits that could be used by the Fund to promote, directly or indirectly, the sale of more Fund shares.

Proposal 4 (All shareholders except those of the Large-Cap Value, Mid-Cap Value, Small-Cap Index, and REIT Portfolios)

Under this proposal, the Fund asks you to approve a proposal that would allow the Fund and Pacific Life to hire portfolio managers (sub-advisers) for the Fund's Portfolios without shareholder approval of the action. This proposal would also allow Pacific Life and the Fund to change the contracts with the portfolio managers, including changes to the fees that are paid by Pacific Life, without obtaining shareholder approval. This will save the Fund the delay and the expense of a shareholder vote.

Proposal 5  (Equity Index Portfolio shareholders)

Under this proposal, the Fund asks you to approve a new portfolio management agreement with Bankers Trust for the Equity Index Portfolio. The Fund asks that you approve the agreement because the prior agreement may have automatically terminated when the parent company of Bankers Trust, Bankers Trust Corporation, was acquired by Deutsche Bank, A.G. The new agreement is virtually the same as the prior portfolio management agreement with Bankers Trust. This new agreement with Bankers Trust will terminate on December 31, 1999, and if shareholders approve Proposal 6, Mercury Asset Management US would manage the Portfolios effective January 1, 2000. (The Small-Cap Index Portfolio's sole shareholder already approved a new agreement with Bankers Trust under its new ownership.)

Proposal 6  (Equity Index and Small-Cap Index Portfolios shareholders)

Under this proposal, the Fund asks you to approve a new portfolio management agreement with Mercury Asset Management US, under which Mercury would become the portfolio manager of the Equity Index and Small-Cap Index Portfolios. If approved by shareholders, this change would take effect on January 1, 2000. The portfolio management agreement with Mercury would be substantially the same as the portfolio management agreement with Bankers Trust. Mercury would receive the same portfolio management fee as Bankers Trust. In addition, the investment objective and policies of each Portfolio would remain the same if Mercury becomes the portfolio manager.

Proposal 7  (Equity Index Portfolio shareholders)

Under this proposal, the Fund asks you to approve a change in the advisory agreement with Pacific Life that would increase the advisory fees paid by the Equity Index Portfolio to Pacific Life. Currently the fee, as an annual percentage of the Portfolio's average daily net asset value, is 0.25%, decreasing to 0.20% for the Portfolio's assets in excess of $100 million and to 0.15% for the Portfolio's assets in excess of $200 million. The new fee would be at a flat annual percentage rate of 0.25% with no break points. In approving the proposed fee increase, the Board determined that the new fee to be paid to Pacific Life would be fair and reasonable.

Proposal 8   (Emerging Markets Portfolio shareholders)

Under this proposal, the Fund asks you to approve a new portfolio management agreement with Alliance Capital Management, L.P., under which Alliance Capital would become the portfolio manager of the Emerging Markets Portfolio effective January 1, 2000. If Alliance Capital becomes the portfolio manager of the Emerging Markets Portfolio, there would be no change in the advisory fee rate the Fund pays Pacific Life, or to the portfolio management fee rate Pacific Life pays the portfolio manager. In addition, the Portfolio's existing investment objective of long-term growth would remain the same. However, Alliance Capital employs a somewhat different investment style as the portfolio manager. This change in investment style may result in some changes in the Portfolio and its holdings. Specifically, if approved as the portfolio manager, Alliance Capital would allocate investments among three broad geographical regions: Asia, Latin America, and Eastern Europe/Middle East/Africa. In investing in these regions, Alliance Capital would seek to invest in superior companies at attractive prices.

Proposal 9  (Please see chart on p. 3 for applicable Portfolios)

Under this series of proposals, the Fund asks you to approve certain changes to the Fund's "fundamental" investment restrictions. The Fund has two types of investment restrictions. Those that are classified as "fundamental" can only be changed by obtaining the requisite shareholder approval. "Non-fundamental" investment restrictions can be changed by the Fund's Board of Trustees. Some of the changes in this proposal would reclassify investment restrictions from fundamental to non-fundamental. Another change would provide greater flexibility for the Portfolios to engage in the lending of portfolio securities. It is not expected that any of the changes discussed in these proposals will significantly affect the manner in which any of the Portfolios is currently managed. These proposals are designed to modernize the Fund's investment restrictions, and to provide the Board of Trustees with the flexibility to change certain investment restrictions in the future without having to cause the Portfolios to bear the cost of holding a shareholder meeting.

      The Board of Trustees recommends that you vote FOR each proposal for which you are eligible to vote.

                                  PROPOSAL 1

             Election of a Trustee to the Fund's Board of Trustees

      At the meeting, shareholders will be asked to elect Lucie H. Moore to the Board of Trustees (the Board).

      Ms. Moore was appointed to the Board as a Trustee by unanimous vote of the Board of Trustees on October 1, 1998. Ms. Moore is also a member of the Fund's Policy Committee. Ms. Moore meets the statutory requirement for independence under the Investment Company Act of 1940, as amended (the 1940 Act), in that she is not an "interested person" of the Fund, as that term is defined by Section 2(a)(19) of the 1940 Act. Consequently, she would continue to serve as an Independent Trustee (Independent Trustee). If elected, Ms. Moore will serve on the Board until her successor has been duly elected and qualified or until her earlier resignation or removal.

      Ms. Moore, age 42, resides at 1825 Port Manleigh Place, Newport Beach, CA 92660. She is a securities attorney and former partner with the law firm of Gibson, Dunn & Crutcher, where she worked from 1984 to 1994 (currently retired). She currently serves as a Member, Board of Directors, California Court Appointed Special Advocates and Member, Board of Directors, Court Appointed Special Advocate of Orange Country. Information regarding the Fund's other Trustees can be found in Appendix A. The other Trustees, who are not up for election at the meeting, are Thomas C. Sutton, Richard L. Nelson, Lyman W. Porter, and Alan Richards. Other than Mr. Sutton, each of these Trustees is an Independent Trustee. Information concerning the Fund's executive officers can also be found in Appendix A. If Ms. Moore is not elected, the Board will consider what action is appropriate based upon the interests of the Fund and its shareholders.

Meetings of Trustees and Trustee Compensation
---------------------------------------------

      During the fiscal year ended December 31, 1998, there were six meetings of the Board, eight meetings of the Policy Committee, two meetings of the Audit Committee, and one meeting of the Nominating Committee. The Policy Committee reviews Fund operations, examines new advisory and portfolio management agreements, and reviews renewals of advisory and portfolio management agreements. The Policy and Audit Committees currently consist of all of the Independent Trustees. The Nominating Committee consists of all of the Independent Trustees other than Ms. Moore. Each of the Independent Trustees then in office attended all of the meetings of the Board held during the fiscal year ended December 31, 1998. There was also 100% attendance at all committee meetings.

      The Fund paid the Independent Trustees an annual retainer of $15,000 and a fee of $1,500 for each Board and committee meeting attended through June 30, 1999, and starting July 1, 1999, pays $20,000 and $2,500, respectively. In addition, the chairman of each committee receives an additional annual fee of $2,000. The following table sets forth the compensation owed to the Trustees, including the nominee, for their services to the Fund during the Fund's fiscal year ended December 31, 1998. In addition to the fees listed below, the Trustees are also reimbursed for all reasonable expenses incurred in the execution of their duties.


                                                     Pension or
                                Aggregate        Retirement Benefits       Estimated Annual       Total Compensation
                              Compensation       Accrued as part of         Benefits Upon        From the Complex Paid
  Name of Trustee             from the Fund*      the Fund Expenses          Retirement               to Trustees**
=====================================================================================================================
Richard L. Nelson,              $39,500                     0                     0                    $ 96,500
     Trustee
---------------------------------------------------------------------------------------------------------------------
Lyman W. Porter,                $39,500                     0                     0                    $ 95,500
    Trustee
---------------------------------------------------------------------------------------------------------------------

Alan Richards,                  $39,500                     0                     0                    $100,500
   Trustee
---------------------------------------------------------------------------------------------------------------------
Lucie H. Moore,                 $ 8,250                     0                     0                    $  8,250
   Trustee*
---------------------------------------------------------------------------------------------------------------------

*    Ms. Moore became a Trustee effective October 1, 1998.
** This column also reflects total compensation paid to Messrs. Nelson, Porter, and Richards in their capacity as Trustees for PIMCO Funds: Multi-Manager Series, an investment company managed by an affiliate of Pacific Life.

Recommendation of the Board of Trustees
---------------------------------------
      At a meeting of the Board held on August 27, 1999, the Trustees unanimously approved the nomination of Ms. Moore to continue serving as a Trustee of the Board and to recommend her approval to Fund shareholders.

Required Vote
-------------

      In order for Ms. Moore to serve as an elected Trustee on the Board, an affirmative vote of a majority of the votes cast that are entitled to vote at the meeting is required.

      The Board of Trustees unanimously recommends that shareholders vote FOR the election of the nominee to the Board.

                                   PROPOSAL 2

        Approval of amendments to the Agreement and Declaration of Trust to permit the issuance of multiple
              classes of shares and to revise the Trust Agreement

Introduction and Recommendation of the Board of Trustees
--------------------------------------------------------

      At a meeting held on August 27, 1999, the Fund's Board, including a majority of the Trustees who are Independent Trustees, considered and approved amendments to the Fund's Agreement and Declaration of Trust (Trust Agreement) and determined to recommend the approval of such amendments to shareholders. Technically, the current version of the Trust Agreement has been amended multiple times and was restated on July 9, 1987. If shareholder approval is obtained, the amendments would authorize the Trustees to create two or more classes of shares for each Portfolio. The amendments would also revise and modernize the Trust Agreement in certain respects. Shareholders are now being asked to approve amendments to the Trust Agreement as required under the terms of the Trust Agreement.

      Currently, each Portfolio of the Fund offers only one class of shares.
The class of shares of each Portfolio that shareholders currently hold would not change if shareholders approve this proposal, except to the extent that the multi-class arrangement increases the Fund's assets, the Fund could enjoy economies of scale and the expenses of current shareholders could be reduced.

Reasons for the Trustee's Recommendation
----------------------------------------

      An increasing number of investment companies are now offering multiple classes of shares. In such "multi-class funds," shares of different classes represent an interest in the same underlying portfolio of securities. The classes differ in terms of their distribution arrangements and/or services provided to each class, and the expenses borne by shareholders in connection with these arrangements or services. Under the proposed multi-class arrangement, shareholders of one class would pay for distribution and other services provided to shareholders of that class. The new classes proposed for the Fund would only be available to investors in connection with certain kinds of qualified retirement plans, and would not likely be offered to insurance
                                         ---
company segregated asset accounts that serve as funding vehicles for variable annuity contracts and variable life insurance policies (variable contracts).

      At the August 27/th/ meeting, the Board, including a majority of the Independent Trustees, considered and approved amendments to the Fund's Trust Agreement to authorize the creation of multiple classes of shares. In doing so, the Board considered several factors, including the following: (1) as the Fund currently is only available through variable contracts, the creation of the proposed multi-class structure will enable other types of investors (i.e., participants in certain kinds of qualified retirement plans) to invest in the Fund; (2) by making the Fund's shares available to certain types of qualified retirement plans, the Board considered the likelihood that this type of change would increase the assets invested in the Fund, which may result in a decrease in each Portfolio's overall expense ratio for the Fund's current outstanding class of shares; (3) other than this potential reduction in the Fund's expense ratio, the implementation of the multi-class structure would have no material impact on existing shareholders or the Portfolios; and (4) multiple classes could provide prospective investors with a variety of distribution or service arrangements to choose from.

Multiple Classes of Shares
--------------------------

      The Board approved a Multi-Class Plan at its meeting held on August 27, 1999. If shareholders approve the amendments to the Trust Agreement, new classes could be made available directly to investors in connection with certain kinds of qualified retirement plans. The existing class of the Fund's shares would continue to be sold to the separate accounts that support the variable contracts. Investors would be eligible to purchase the new classes of shares in connection with the following types of retirement plans: individual retirement accounts (IRAs), qualified plans under Sections 403(b) and 401 of the Internal Revenue Code (IRC), and qualified deferred compensation arrangements under IRC
Section 457 (collectively, the qualified plans).

      The Fund currently proposes instituting four new classes of shares for each Portfolio (but may elect not to offer every class for every Portfolio).
The addition of new classes will have no effect on the Fund's advisory agreement or portfolio management agreements. Each new class of shares will have shareholder services and distribution arrangements that are different from the existing class of Fund shares. These different arrangements reflect the different nature of the shareholder accounts that will be eligible for investment. Each new class of a Portfolio may be subject to shareholder administration fees that pertain only to that class. Under the Multi-Class Plan, the Fund's classes would consist of the following:

     Variable Contract Shares
     ------------------------

      Class S Shares.  The Fund's existing shares would be designated as "Class
      ---------------
S" shares under the proposed Plan. Class S shares will continue to be available to separate accounts of Pacific Life that support the variable contracts and in the future may become available to separate accounts of affiliates of Pacific Life and to separate accounts of unaffiliated insurers. The expenses of this class will not change as a result of the implementation of the Multi-Class Plan, except to the extent that expenses may be reduced as a result of economies of scale realized from an increase in the Fund's assets caused by investments in the Fund's other classes.

      Qualified Plan Shares:
      ----------------------

      New Classes A, B, C and V would be established (Qualified Plan Class shares). Qualified Plan Class shares would be available to investors only in connection with the qualified plans. These investors would be able to invest directly in shares of Classes A, B, C and V shares without investing in a variable contract. While Qualified Plan Class shares would each bear many of the same expenses as are borne by Class S shares, including the advisory fee of each Portfolio and other operational expenses of each Portfolio, such as custody, legal, and accounting expenses, there would also be some differences. Each Qualified Plan Class would have different service and distribution arrangements (including charges as described below), as well as certain legal and accounting expenses, which apply only to certain classes.

     Class A Shares.  The Class A shares would be subject to a front-end sales
     ---------------
load of up to a maximum of 5.25% of the amount invested and scaling down to 0% for purchases of $1 million or more. In addition, Class A shares would be subject to a distribution and service plan adopted under Rule 12b-1 of the 1940 Act, under which the Class A shares would pay a fee for distribution and shareholder services equal to an annual rate of 0.50% of the average daily net assets of the class. In addition, there would be a 1% contingent deferred sales charge (CDSC) on redemptions within one year of purchases which equaled or exceeded $1 million.

      Class B Shares.  Class B shares would be subject to a five-year contingent
      ---------------
deferred sales charge which would be imposed upon redemptions of Class B shares at percentages ranging from 6% to 3% of the amount invested if such redemptions occur within five years from the time of purchase (and 0% thereafter). Class B shares would also be subject to a distribution and servicing plan under Rule 12b-1 of the 1940 Act, under which the Class B shares would pay a fee for distribution and shareholder services equal to an annual rate of no more than 1% of the average daily net assets of the class. Class B shares would automatically convert to Class A shares seven years after the time of purchase (without payment of a Class A front-end sales load or 1% CDSC).

      Class C Shares.  Class C shares would be subject to a one-year contingent
      ---------------
deferred sales charge of 1% of the amount invested, which would be imposed upon redemptions made within one year from the time of purchase. Class C shares would also be subject to a distribution and servicing plan under Rule 12b-1 of the 1940 Act, under which the Class C shares would pay a fee for distribution and shareholder services equal to an annual rate of no more than 1% of the average daily net assets of the class. Unlike Class B shares, Class C shares would not be subject to a conversion feature.

      Class V Shares.  Subject to certain regulatory approvals, investors in
      ---------------
Class V shares would receive, at the time of purchase, additional Class V shares having a value at the time of purchase equal to 3% of the amount invested.
Class V shares would be subject to a seven-year contingent deferred sales charge, which would be imposed upon redemptions of the Class V shares at percentages ranging from 6% to 4%, if such redemptions occur within seven years of the time of purchase (and 0% thereafter). Class V shares would also be subject to a distribution and servicing plan under Rule 12b-1 of the 1940 Act, under which the Class V shares would pay a fee for distribution and shareholder services equal to an annual rate of no more than 1% of the average daily net assets of the class. Class V shares would automatically convert to Class A shares nine years after the time of purchase (without payment of the Class A front-end sales load or 1% CDSC).

The SEC Exemptive Rule
----------------------

      The Securities and Exchange Commission (the "SEC") has adopted Rule 18f-3 under the 1940 Act to allow investment companies to offer multiple classes of shares, provided that the investment companies meet certain express conditions set forth in the rule. Rule 18f-3 permits differences in distribution and service arrangements for different classes. Furthermore, the rule specifies certain matters on which class voting is required. Specifically, under the rule, each class is required to have exclusive voting rights on any matter submitted to shareholders that relates solely to the shareholder services and/or distribution arrangements of that class. Moreover, each class is required to have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The rule also specifies the manner in which expenses must be allocated to each class of a Portfolio.

      Rule 18f-3 also imposes responsibilities on the board of trustees of a multi-class fund to approve a plan setting forth the distinct features of each class and providing for income and expense allocation and other procedures in the best interests of each class and of the fund as a whole. At its meeting held on August 27, 1999, the Board adopted a Multi-Class Plan which addresses the requirements of Rule 18f-3 to permit the Fund to implement the multiple class structure described above. If shareholders approve this proposal, it is anticipated that this Multi-Class Plan could be implemented in the early part of the year 2000.

Proposed Amendments to the Trust Agreement
------------------------------------------

      The Fund's Trust Agreement authorizes the issuance of a class of shares, but does not currently authorize the issuance of multiple classes of shares. The Board of Trustees has approved an Amended and Restated Trust Agreement that authorizes the issuance of multiple classes of shares. The classes of shares created would have the same rights, privileges and preferences, except to the extent that there are variations between the different classes as to the distribution and service arrangements, the allocation of expenses, conversion rights, and conditions under which the classes would have separate voting rights. Set forth in Appendix B is the proposed Amended and Restated Trust Agreement.

      The changes to the Trust Agreement would allow the Board, at its discretion, to authorize the division of the shares of any Portfolio of the Fund into two or more classes and to fix the relative rights and preferences as between the different classes. The only variation allowed between classes in a Portfolio are as to expenses, rights of redemption, conversion rights, and certain conditions under which the several classes would have separate voting rights. In all other respects, the provisions of the Trust Agreement will apply equally to each class of shares. The number of shares of each class that may be issued would be unlimited. Any liabilities, expenses, costs, charges and reserves that can be properly allocated to a particular class, would be borne solely by such class. The Board would have the authority to abolish any class.

Other Changes to the Trust Agreement
------------------------------------

      The Amended and Restated Trust Agreement, which was first entered into in 1987, also includes some additional changes. Many of these changes are intended to expedite the Fund's operations. These changes are described below.

     Standards in Respect to Contracts with Interested Persons.  The Trust
     ----------------------------------------------------------
     Agreement currently specifies that certain of the Trust's contracts with interested parties are subject to a specific standard of care. More modern investment company charters do not prescribe a standard of care in their charters and, instead, rely on the duties of the boards under applicable state and federal law. In particular, the Trust Agreement currently provides that advisory, distribution, administrative, and custodian contracts entered into with certain interested persons of the Fund must meet a standard that they be "reasonable and fair." This provision is deleted from the Amended and Restated Trust Agreement. These types of agreements would then be subject to applicable state and federal laws and prescribed or implied standards. In the case of advisory contracts, this includes a requirement based on the 1940 Act that an advisory fee not be so disproportionately large that it bears no relationship to the services rendered and could not have been the product of arms-length bargaining.

     Ability to Create or Abolish Series and Classes.  The Trust Agreement
     -----------------------------------------------
     currently provides that the Board may establish and designate new Portfolios by executing an instrument which is approved by a majority of the Trustees. Such instrument has the status of an amendment to the Trust Agreement. The Trustees may also abolish an existing Portfolio by majority vote and execution of an instrument. To facilitate the operations of the Fund, the proposed amendments would allow the Board of Trustees to establish and create a Portfolio or a class by Board resolution. An officer of the Fund would be responsible for reducing any such resolution to writing and certifying as to its contents. Any such certified document must be filed with Massachusetts authorities, but would not constitute an amendment to the Trust Agreement. The amendments would also allow the Board to abolish a class by majority vote of the Board and execution of an instrument.

     Action Upon Termination of Custodian Agreement.  The Trust Agreement
     ----------------------------------------------
     currently provides that in the event the Trustees are unable to appoint a successor custodian for a particular Portfolio after the termination of a custodian agreement for that Portfolio, the Trustees are required to call a special meeting of shareholders to determine whether that Portfolio should function without a custodian or be liquidated. To facilitate the Fund's operations, the proposed amendments would allow Trustees to take such actions as they deem appropriate, without a shareholder meeting.

     Amendment Procedure.  The Trust Agreement provides certain procedures for
     -------------------
     amending the Trust Agreement. The proposed amendment would permit the Trustees, without shareholder approval, to amend the Trust Agreement to conform to applicable laws, but provides that failure to make such an amendment would not result in liability to the Trustees. Additionally, this amended section would allow the Trustees to make any changes necessary to cure, correct or supplement any ambiguous, defective or inconsistent provisions of the Trust Agreement. Finally, the proposed amendment would provide that any amendments to the Trust Agreement that adversely affect shareholders must be material in nature to necessitate shareholder approval.

Required Vote
-------------

      The approval of the amendments to the Fund's Trust Agreement requires the affirmative vote of a majority of the votes that are cast and entitled to vote at the meeting.

      The Board of Trustees unanimously recommends that shareholders vote FOR the approval of the amendments to the Trust Agreement.


                                  PROPOSAL 3

              Approval of the proposed Brokerage Enhancement Plan
                   pursuant to Rule 12b-1 under the 1940 Act

Introduction and Recommendation of the Board of Trustees
--------------------------------------------------------

     At a meeting of the Board held on August 27, 1999, the Board, including the Independent Trustees, unanimously voted to approve a Brokerage Enhancement Plan (the Plan) and to recommend that the shareholders of each Portfolio also approve the Plan. In summary, the Plan would authorize the Fund to direct brokerage transactions to particular broker-dealers in exchange for benefits designed to promote the distribution of Fund shares. A copy of the Plan may be found in Appendix C.

Description of the Plan
-----------------------

     Under the Plan, neither the Fund nor any Portfolio would incur any new fees or charges. The Plan would authorize the Fund to direct Pacific Life, in its capacity as the Fund's adviser, and each portfolio manager to allocate brokerage transactions to particular broker-dealers in a manner that would help to promote the distribution of the Fund's shares, provided that the brokerage is allocated in a manner that provides for best execution (as described below).

     The Plan would authorize the Fund to enter into agreements or arrangements with brokers or dealers, pursuant to which brokerage transactions could be directed on behalf of a Portfolio to the participating broker-dealer to execute the transaction in return for credits or other types of benefits to be awarded to the Portfolio. These credits generally will not take the form of a cash payment or a rebate to the Fund, but rather as a "credit" towards another service or benefit provided by the broker-dealer.

     The directed-brokerage and other credits or benefits earned by each Portfolio could be used in a number of ways to promote the distribution of the Fund's shares. For example, under the Plan, securities trades could be placed with a broker-dealer that has sold the Fund's shares either directly or indirectly through the sale of variable contracts issued by Pacific Life or its affiliates whose proceeds are invested in the Fund. Securities transactions could be placed with broker-dealers that permit Pacific Mutual Distributors, Inc. (PMD), the Fund's distributor, to participate in or sponsor seminars, sales meetings, conferences, and other events held by the broker-dealer or others, or for similar reasons so that PMD could help promote the sale of the Fund's shares or the variable contracts. Securities transactions could also be placed with broker-dealers that are conducting due diligence on the Fund or the variable contracts to help that broker-dealer defray the expense of their due diligence. In addition, securities transactions could be placed with broker-dealers to help defray that broker-dealer's expense for disseminating sales literature about the Fund or the variable contracts, or to help compensate a broker-dealer for the expense associated with placing the Fund or the variable contracts on a list of eligible funds or variable contracts that may be offered by that broker-dealer's registered representatives.

     The Fund would continue to be subject to a standard of best execution in the allocation of brokerage as described in the Fund's registration statement. The Fund's registration statement as filed with the SEC includes a best execution standard in that it provides that Pacific Life and each portfolio manager, in allocating brokerage transactions on behalf of the Portfolios, are required to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience, and financial stability of the broker-dealer involved, the quality of the service, the difficulty of the execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities.

     PMD, on behalf of the Fund, may take appropriate actions to effect the purposes of this Plan, including, but not limited to, directing Pacific Life or a portfolio manager to allocate transactions for the purchase or sale of portfolio securities to particular broker-dealers in the manner described in the Plan. The Plan also would permit, subject to the standard described above, that brokerage transactions be placed with a broker-dealer that is an affiliated person of PMD, Pacific Life, or a portfolio manager, or directly with PMD. Currently, PMD does not provide brokerage services; however, trades could be placed with PMD at such time as it may develop such capabilities. PMD could indirectly benefit from the Plan in that securities brokerage allocated to a broker-dealer may help defray, in whole or in part, distribution expenses that otherwise would be borne by PMD or an affiliate. The Plan would also permit credits generated by securities transactions from one Portfolio to inure to the benefits of that Portfolio, of any other Portfolio, or to the Fund as a whole.

     Under a distribution agreement with the Fund, PMD serves as the distributor of the Fund's shares. Under a separate distribution agreement with Pacific Life, PMD serves as the distributor of the variable contracts offered by Pacific Life. Under these agreements, PMD bears all the expenses of providing services relating to the distribution of the Fund's shares (at no cost to the class of Fund shares that are offered in support of variable contracts) and of the variable contracts, including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PMD in connection with the distribution or sale of the shares. PMD may be reimbursed for these expenses by Pacific Life.

     In addition to the foregoing provisions, the Plan requires that it be approved, with respect to each Portfolio, by a vote of at least a majority of the outstanding voting securities of that Portfolio. The Plan also provides that it is subject to an annual renewal by the Board, including the Independent Trustees who do not have any direct or indirect financial interest in the operation of the Plan (Plan Trustees), and that PMD provide the Trustees with a written report of securities transactions directed under the Plan, currently on a quarterly basis. The Plan also provides that it may be terminated at any time by the vote of a majority of the Independent Trustees, and that all material Plan amendments must be approved by a vote of the Independent Trustees.

Board Consideration of the Plan
-------------------------------

     The Board, including all of the Plan Trustees, have voted to approve the Plan and to recommend to shareholders of each Portfolio that they vote to approve the Plan.

     The Board has determined that there is a reasonable likelihood that the adoption of the Plan will benefit the Fund and its shareholders. In making this determination, the Trustees considered a number of factors. At the August 27, 1999 meeting, the Board considered that the Plan could help PMD to maintain or enhance the distribution system in place for the variable contracts, and could provide PMD with added flexibility to promote the sale of Fund shares to qualified plans in the event that shareholders approve the amendments to the Trust Agreement in Proposal 2. The Board considered a report from Pacific Life that implementation of the Plan is not likely to increase the brokerage expenses of the Portfolios. The Board noted that promotion of the variable contracts and the Fund shares could result in an increase in the Funds' assets, thereby promoting greater economies of scale and decreasing the Portfolios' per-share operating expenses.

     The Trustees noted that the Plan would help promote the sale of the Fund's shares without the Portfolios bearing any direct additional expenses of the type normally associated with distribution plans for mutual funds.

     Moreover, the Board considered that the Portfolios will continue to incur expenses for securities transactions, including commissions, regardless of whether the Plan is adopted. Apart from the execution provided, the brokerage expenses incurred by the Portfolios currently do not directly benefit the Portfolios, except to the extent that executing brokers provide research services to Pacific Life or a portfolio manager that may be used in managing a Portfolio's investments. Under the Plan, the Portfolios could benefit from the Fund's brokerage if it helps generate increased assets.

     The Trustees also considered the benefits of the Plan to Pacific Life and PMD. In particular, the Trustees considered that an increase in the Portfolios' assets would increase the advisory fees paid to Pacific Life, and that payment of distribution expenses with directed brokerage credits could reduce the need for PMD or Pacific Life to pay such expenses out of its own resources.

Required Vote
-------------

     Approval of the Plan with respect to a Portfolio requires the vote of a majority of the outstanding shares of that Portfolio that are eligible to vote at the meeting. For purposes of this proposal, with respect to each Portfolio, majority means the lesser of (a) 67% or more of the shares of that Portfolio present at the meeting, if 50% or more of the shares of such Portfolio are represented in person or by proxy; or (b) 50% or more of the shares of such Portfolio.

     The Board of Trustees unanimously recommends that the shareholders vote FOR the Plan.

                                  PROPOSAL 4

                  Approval of a policy to permit the Fund and
          Pacific Life to enter into, or  materially amend, portfolio management agreements without obtaining shareholder approval

Introduction and Recommendation of The Board of Trustees
--------------------------------------------------------

          The Board is submitting for approval by the shareholders of each Portfolio identified on the chart on page 3 a proposal to permit Pacific Life, in its capacity as the Fund's adviser, and the Fund to enter into, and materially amend, portfolio management agreements with each of the portfolio managers (sub-advisers) retained by Pacific Life and the Fund to manage certain of the Fund's Portfolios without obtaining shareholder approval. Submission of this proposal is required under the terms of an order (the Order) that the Fund expects to receive from the SEC in the near future. The Order would grant exemptive relief from provisions of the 1940 Act and its rules, as discussed below. The sole shareholders of the Large-Cap Value, Mid-Cap Value, Small-Cap Index, and REIT Portfolios already have approved this proposal with respect to each of these Portfolios. Therefore, no additional shareholder approval for these four Portfolios is necessary.

          The Board recommends that shareholders of each applicable Portfolio approve this proposal. Approval by the Fund's Board, including a majority of the Independent Trustees, will continue to be required prior to entering into a new portfolio management agreement and amending an existing portfolio management agreement. However, if shareholders approve this proposal, a shareholder vote will not be required to approve portfolio management agreements and material changes to them. In addition, the proposal will only apply to entering into any portfolio management agreement with a portfolio manager that is not an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of Pacific Life or the Fund, other than by reason of serving as a portfolio manager to the Fund.

Reasons for the Proposed Change and Trustees Recommendation
-----------------------------------------------------------

          The Board believes that it is appropriate and in the best interests of each Portfolio's shareholders to provide Pacific Life and the Board with maximum flexibility to recommend, supervise and evaluate portfolio managers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow each Portfolio to operate more efficiently. Currently, to appoint a portfolio manager or to materially amend a portfolio management agreement, the Fund must call and hold a shareholder meeting of each affected Portfolio, create and distribute proxy materials, and solicit proxy votes from the Portfolio's shareholders. Further, as evidenced by Proposal 5 in this proxy statement, if a portfolio manager is acquired, the Fund currently must seek approval of a new portfolio management agreement from shareholders of the affected Portfolios, even where there will be no change in the persons managing a Portfolio. This process is time-consuming and costly, and the costs are generally borne entirely by the respective Portfolio with a consequent reduction in shareholder investment return. Without the delay inherent in holding a shareholder meeting, Pacific Life and the Fund would be able to act more quickly and with less expense, to appoint a portfolio manager when the Board and Pacific Life believe that the appointment would benefit the Portfolio.

          In its capacity as adviser to the Fund, Pacific Life currently oversees and monitors the performance of the Fund's portfolio managers. Pacific Life is also responsible for determining whether to recommend to the Board that a particular portfolio management agreement be entered into or terminated. A determination of whether to recommend the termination of a portfolio management agreement depends on a number of factors including, but not limited to, the portfolio manager's performance record while managing the Portfolio. Since the Fund began operations in January 1988, portfolio management agreements have been terminated on seven occasions, affecting six Portfolios.

          By investing in a Portfolio, shareholders, in effect, hire Pacific Life to manage that Portfolio's assets directly or to hire an external portfolio manager under Pacific Life's supervision. Accordingly, the Board believes that shareholders expect that Pacific Life and the Fund's Board take responsibility for overseeing the Fund's portfolio managers and for recommending their hiring, termination, and replacement.

          Thus, in light of the Fund's contractual arrangements under which Pacific Life has been engaged as an adviser and the portfolio managers serve as sub-advisers, and in light of Pacific Life's experience in recommending and monitoring portfolio managers, the Fund's Board believes that it is appropriate to allow the recommendation, supervision and evaluation of portfolio managers to be conducted by Pacific Life. The Board also believes that this approach would be consistent with shareholders' expectations that Pacific Life will use its expertise to recommend to the Board qualified candidates to serve as portfolio managers.

          The Board will continue to provide oversight of the portfolio manager selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended portfolio management agreements. In addition, under the 1940 Act and the terms of the portfolio management agreements, the Fund's Board, including a majority of the Independent Trustees, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing, or amending a portfolio management agreement, Pacific Life and the portfolio manager have a legal duty to provide to the Board information on pertinent factors.

          Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Portfolios to Pacific Life. When engaging portfolio managers and entering into and amending portfolio management agreements, Pacific Life has negotiated and will continue to negotiate fees with these portfolio managers. Because these fees are paid by Pacific Life, and not directly by each Portfolio, any fee reduction negotiated by Pacific Life may benefit Pacific Life and any increase will be a detriment to Pacific Life. The fees paid to Pacific Life by the Portfolios and the fees paid to Portfolio managers by Pacific Life are considered by the Board in approving and renewing the advisory and portfolio management agreements. Any increase in fees paid by a Portfolio to Pacific Life would continue to require shareholder approval. In any event, if shareholders approve this proposal, Pacific Life, pursuant to the Fund's investment advisory agreement and other agreements, will continue to provide the same level of management and administrative services to the Portfolios as it is currently providing.

The Order
---------

          On March 24, 1999, (as amended and restated on May 26, 1999 and on September __, 1999), the Fund and Pacific Life filed an application with the SEC requesting an order for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including the Fund's portfolio management agreements, and to approve any material amendment to such an advisory agreement. While there can be no assurance, we expect that the order will be issued by the SEC in the near future. If shareholders approve this proposal, Pacific Life and the Fund would be authorized to evaluate, select, and retain new portfolio managers for the Portfolios, or materially amend an existing portfolio management agreement, without obtaining further approval of the affected Portfolio's shareholders.

          Under the terms of the order, the Fund and Pacific Life are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this proposal, shareholder approval is required before Pacific Life and the Fund may implement the arrangement described above permitting them to enter into and materially amend portfolio management agreements.
Furthermore, within 90 days of a change to a portfolio's management arrangements, the Fund must provide the affected Portfolio's shareholders with an information statement that contains information about the portfolio manager, the portfolio management agreement, and the portfolio management fee. Another condition will require that a majority of the Board consist of Independent Trustees and that the nomination of new or additional Trustees be at the discretion of the then existing Independent Trustees.

     As of the date of this proxy statement, neither the Fund nor Pacific Life is aware of any reason why a Portfolio's current portfolio manager will not continue to serve in its capacity and under the terms of an existing portfolio management agreement, with the exception of those Portfolios for which approval of new portfolio management agreements is sought in Proposals 6 and 8.

Required Vote
-------------

     The approval of the policy described in this proposal requires the affirmative vote of a majority of the votes that are cast and entitled to vote at the meeting.

     The Board of Trustees unanimously recommends that the shareholders vote FOR this policy.

                                   PROPOSAL 5

  For shareholders of the Equity Index Portfolio, approval of a new portfolio management agreement with Bankers Trust Company, which is necessary in light of the acquisition of Bankers Trust Corporation by Deutsche Bank, A.G.

Introduction
------------

          Shareholders of the Equity Index Portfolio are asked to approve a new portfolio management agreement (the New BT Agreement) among the Fund (on behalf of the Equity Index Portfolio), Pacific Life, and Bankers Trust Company (Bankers Trust). The sole shareholder of the Small-Cap Index Portfolio approved the New BT Agreement on December 21, 1998. As explained more fully below, if approved by shareholders, the New BT Agreement would remain in effect through December 31, 1999. A copy of the New BT Agreement may be found at Appendix D. Effective January 1, 2000, the New BT Agreement will terminate and, subject to shareholder approval (see Proposal 6), Mercury Asset Management US (Mercury) would become the new portfolio manager of the Equity Index and Small-Cap Index Portfolios.

          Approval of the New BT Agreement is being sought because of the merger involving Bankers Trust Corporation, Bankers Trust's parent company, and Deutsche Bank, A.G. (Deutsche Bank), pursuant to which Bankers Trust became an indirect subsidiary of Deutsche Bank. For purposes of the federal securities laws, the merger may be considered a change of control of Bankers Trust and, thus, a technical assignment and termination of the portfolio management agreement that had been in effect prior to the merger (the Old BT Agreement).

          On May 25, 1999, the SEC granted Bankers Trust an exemptive order permitting the implementation of the New BT Agreement for up to 150 days following the merger, without obtaining shareholder approval. Under the terms of the exemptive order, Bankers Trust is permitted to earn fees under the New BT Agreement, provided that fees are held in escrow pending shareholder approval of the New BT Agreement. In accordance with the exemptive order, the fees earned by Bankers Trust to date for the Equity Index Portfolio under the New BT Agreement have been held in escrow, and any such additional fees will be held in escrow until the Portfolio's shareholders approve (or disapprove) the New BT Agreement. If shareholders of the Portfolio approve the New BT Agreement, the fees held in escrow, together with any interest thereon, will be released to Bankers Trust. If the New BT Agreement is not approved, the fees held in escrow, together with any interest thereon will be released to the Portfolio.
As of June 30, 1999, the amount in escrow totaled $149,873 for the Equity Index Portfolio.

The Merger
----------

     On November 30, 1998, Bankers Trust Corporation, Deutsche Bank, and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the Merger Agreement). Pursuant to the terms of the Merger Agreement, Circle Acquisition Corporation, a wholly-owned New York subsidiary of Deutsche Bank, merged with and into Bankers Trust Corporation on June 4, 1999, with Bankers Trust Corporation continuing as the surviving entity. Under the terms of this transaction, each outstanding share of Bankers Trust Corporation common stock was converted into the right to receive $93.00 in cash, without interest.

     As a result of the merger, Bankers Trust Corporation became a wholly-owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability, organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital market companies, mortgage banks and a property finance company, installment financing and leasing companies, insurance companies, research and consulting companies, and other domestic and foreign companies. As of March 31, 1999, the Deutsche Bank Group had assets of US $727 billion. The Deutsche Bank Group's capital and reserves as of March 31, 1999 were US $19.6 billion.

Effect of the Merger
--------------------

     It is not anticipated that the merger will have a material effect on the Equity Index Portfolio. However, Bankers Trust recently lost five senior management and certain other investment professional members of the team which had responsibility for managing the Index Portfolios, and the Fund cannot predict what effect, if any, that those changes will have on management of the Portfolios. Bankers Trust has replaced the management team with other investment professionals.

     Under the terms of the New BT Agreement, Bankers Trust will continue to manage the Equity Index Portfolio in substantially the same manner in which it managed the Portfolio under the Old BT Agreement. Other than the date of execution and effectiveness, the New BT Agreement contains substantially the same terms as the Old BT Agreement.

Comparison of the Prior and New BT Agreement
--------------------------------------------

     The merger has had no substantial effect on the contractual relationship among the Fund, Pacific Life, and Bankers Trust, as the terms of the New BT Agreement are substantially similar to those of the Old BT Agreement.

     As with the Old BT Agreement, the New BT Agreement requires Bankers Trust, subject to the supervision of Pacific Life, to provide a continuous investment program for the Equity Index Portfolio and to determine the composition of the assets of the Equity Index Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments in the Portfolio, in accordance with its investment objective, policies, and restrictions.

     The New BT Agreement also mirrors the terms of the Old BT Agreement with respect to Bankers Trust's liability in its capacity as portfolio manager. Under both the Old and New BT Agreements, Bankers Trust is not subject to liability for any damages, expenses, or losses to the Fund in connection with or arising out of any investment advisory services rendered to the Equity Index Portfolio, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties thereunder, or reckless disregard for its obligations as an investment adviser.

     As with the Old BT Agreement, the New BT Agreement will terminate automatically in the event of its assignment. In addition, the New BT Agreement may be terminated by Pacific Life or upon the vote of the majority of the Fund's Board of Trustees or a majority of the outstanding voting shares of the Portfolio, upon sixty days' written notice to Bankers Trust, or by Bankers Trust upon sixty days' written notice to Pacific Life and the Fund.

     The same fee schedule is in effect under the New BT Agreement as was in effect under the Old BT Agreement. Under the New BT Agreement, Pacific Life pays a quarterly fee in advance to Bankers Trust based on the annual percentage of the combined average daily net assets of the Equity Index and Small-Cap Index Portfolios as of the beginning of each calendar quarter, subject to a minimum annual fee of $100,000, based on the following schedule:

Combined Average Net Assets             Rate of Compensation
---------------------------             (As an annual percentage as  of the
                                        beginning of each calendar quarter)
                                        -----------------------------------
On first $100 million                   .08%

On next $100 million                    .04%

On excess                               .02%

     During the fiscal year ended December 31, 1998, the amount Pacific Life paid or owed to Bankers Trust with respect to the Equity Index Portfolio was $188,793.

     If approved by shareholders, the New BT Agreement will continue in effect until December 31, 1999. If shareholders of the Equity Index Portfolio do not approve the New BT Agreement, the Trustees will consider appropriate action to seek advisory services for the Portfolios. Bankers Trust, the Fund and Pacific Life have mutually agreed that Bankers Trust will no longer serve as portfolio manager for the Equity Index Portfolio, effective January 1, 2000.

About Bankers Trust
-------------------

     Bankers Trust is the principal banking subsidiary of Bankers Trust Corporation. Bankers Trust provides a broad range of commercial banking and financial services, including originating loans and other forms of credit, accepting deposits and arranging financing. In addition to providing portfolio management services to the Equity Index and Small-Cap Index Portfolios,

Bankers Trust serves as an investment adviser to 63 other investment companies. (See Appendix I for a discussion of those investment companies managed by Bankers Trust that have investment objectives similar to those of the Equity Index Portfolio.) As of March 31, 1999, Bankers Trust had over $[338] billion of assets under management, including a total of $2,014,881,800 of assets in the Equity Index Portfolio. As a bank, Bankers Trust is not required to register as an investment adviser under the Investment Advisers Act of 1940, as amended.

     On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office for the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

     As a result of the guilty plea, and absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Portfolios. The SEC has granted Bankers Trust a temporary order under
Section 9(c) of the 1940 Act to permit Bankers Trust and it affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. On May 7, 1999, the Commission extended the temporary order under Section 9(c) of the Act until the Commission takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the Commission will grant a permanent order. If the Commission refuses to grant a permanent order, the Board would consider appropriate action.

     See Appendix I to this proxy statement for information regarding directors and principal executive officers of Bankers Trust, as well as information about other investment companies, or series thereof, having an investment objective and investment policies similar to those of the Portfolio for which Bankers Trust provides investment advisory services.

Board Recommendation
--------------------

     On May 24, 1999, the Fund's Board, including the Trustees who are not interested persons of the Fund, Pacific Life, or Bankers Trust, unanimously voted to approve the New BT Agreement and to recommend its approval to the Equity Income Portfolio's shareholders. In determining to take this action, the Trustees considered various matters and materials provided by Bankers Trust and Pacific Life. The Trustees considered the following factors, among other things:
(1) the recommendation of Pacific Life that Bankers Trust continue to serve as portfolio manager to the Equity Index Portfolio through December 31, 1999; (2) the nature and quality of the services historically provided by Bankers Trust;
(3) Bankers Trust's expertise in managing index portfolios; (4) the reasonableness of the compensation to be paid to Bankers Trust by Pacific Life for services provided by Bankers Trust; and (5) the fact that Bankers Trust will continue to serve, through December 31, 1999, in a substantially identical manner under the New

BT Agreement, with no increase in the total operating expenses of the Equity Index Portfolio. The Board also considered a report provided to it by Bankers Trust addressing the settlement agreements discussed above and the pertinence of these proceedings to the Portfolio.

Required Vote
-------------

     Approval of the New BT Agreement requires the vote of a majority of the outstanding shares of the Equity Index Portfolio that are eligible to vote at the meeting. For purposes of this proposal, majority means the lesser of (a) 67% or more of the shares of that Portfolio present at the meeting, if 50% or more of the shares of such Portfolio are represented in person or by proxy; or (b) 50% or more of the shares of such Portfolio.

     The Board of Trustees unanimously recommends that shareholders of the Equity Index Portfolio vote FOR the New BT Agreement.

                                   PROPOSAL 6

             For shareholders of the Equity Index Portfolio and the Small-Cap Index Portfolio, approval of a new portfolio management agreement with Mercury Asset Management US, to become effective January 1, 2000

Introduction
------------

     Shareholders of the Equity Index Portfolio and the Small-Cap Index Portfolio (the Index Portfolios) are asked to approve a portfolio management agreement among the Fund, on behalf of each Index Portfolio, Pacific Life, and Mercury Asset Management US (Mercury), under which Mercury would become the portfolio manager of the Index Portfolios beginning on January 1, 2000. As discussed in Proposal 5, Bankers Trust will not serve as portfolio manager of the Index Portfolios after December 31, 1999.

     The Board has approved the appointment of Mercury to serve as the new portfolio manager of the Index Portfolios. The Board considered the recommendations of Pacific Life, that the best interests of each Index Portfolio's shareholders would be served, and that Pacific Life's efforts to increase the assets of the Index Portfolios and to provide high quality investment management services would be enhanced if Mercury were engaged.

Comparison of Existing and New Portfolio Management Agreements
--------------------------------------------------------------

     The new portfolio management agreement is substantially similar in most material respects to the New BT Agreement described in Proposal 5, other than with regard to the effective date and the parties. For instance, the fee schedule to be paid by Pacific Life to Mercury would be the same as the fees schedule currently paid to the current manager. The form of the new portfolio management agreement with Mercury is attached as Appendix E. The new agreement with Mercury requires that firm to provide a continuous investment program for the Equity Index and Small-Cap Index Portfolios and to determine the composition of the assets of the Index Portfolios, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for the Index Portfolios, in accordance with the Index Portfolio's investment objectives, policies, and restrictions. Mercury's management is subject to the supervision of Pacific Life.

     Under the terms of the new portfolio management agreement, Mercury is not subject to liability for any damages, expenses or losses to the Fund connected with, or arising out of, any investment advisory services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of Mercury's duties or by reason of its reckless disregard of its obligations and duties under the new agreement. This same provision has applied to the existing portfolio manager.

     The portfolio management agreement may be terminated by Pacific Life or upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting shares of the Portfolio, upon sixty days' written notice to Mercury or by Mercury upon sixty days' written notice to Pacific Life and the Fund.

     If approved by shareholders of the Index Portfolios, the portfolio management agreement will continue in effect for an initial term of two years from its effective date, and will continue from year to year thereafter, subject to approval annually by the Trustees or by the shareholders of the Index Portfolios, and also, in either event, approval by a majority of the Independent Trustees. If shareholders of the Index Portfolios do not approve the new portfolio management agreement with Mercury, the Board may consider the appropriate action to take.

About Mercury Asset Management
------------------------------

     Mercury is a subsidiary of Merrill Lynch & Company, Inc. (Merrill). Merrill's Asset Management Group (AMG) is the world's third largest active global investment management organization, managing $516 billion in assets as of June 30, 1999. AMG offers a broad range of investment services to many diversified market segments. AMG is comprised of various divisions and subsidiaries including Fund Asset Management, L.P., doing business as Mercury Asset Management US. Mercury/AMG have a dedicated Quantitative Strategies Division, which includes a five-member senior management team and ____ investment professionals who were formerly associated with Bankers Trust Structured Investment Management Group. While at Bankers Trust, this group had been primarily responsible for management of the Fund's Equity Index and Small-Cap Index Portfolios since their inception on January 30, 1991 and January 1, 1999, respectively, through July 2, 1999.

     Additional information about Mercury, including comparable investment companies managed by Mercury, can be found in Appendix J.

     Because this team was primarily responsible for the Index Portfolios for the periods described above, their performance on the Equity Index Portfolio, the Small-Cap Index Portfolio, and a mutual fund whose investment policies are substantially similar to the Small-Cap Index Portfolio (but whose performance history is longer) is shown below.

Prior Performance of the Equity Index Portfolio as Managed by Mercury's
-----------------------------------------------------------------------
Portfolio Management Team while Employed at Bankers Trust
---------------------------------------------------------

     This chart shows you the performance of the Equity Index Portfolio managed by Mercury's current portfolio management team while employed at Bankers Trust and a relevant benchmark index.

Total returns, and average annual total returns for the periods ending June, 30, 1999:

                Year                           Equity Index Portfolio                        S&P 500 Index
----------------------------------------------------------------------------------------------------------------------
                                                  Total Return (%)                          Total Return (%)
----------------------------------------------------------------------------------------------------------------------
       1999 (through 6/30/99)                        12.08                                     12.38
                1998                                 28.45                                     28.58
                1997                                 32.96                                     33.36
                1996                                 22.36                                     23.07
                1995                                 36.92                                     37.43
                1994                                  1.05                                      1.31
                1993                                  9.38                                      9.99
                1992                                  6.95                                      7.67
        1991 (from 1/30/91)                          24.88                                     25.02/1/
----------------------------------------------------------------------------------------------------------------------
   Time Period (through 6/30/99)         Average Annual Total Return (%)           Average Annual Total Return (%)
----------------------------------------------------------------------------------------------------------------------
               1 year                                22.48                                     22.76
               3 years                               28.75                                     29.11
               5 years                               27.41                                     27.87
   Since Inception (from 1/30/91)                    20.27                                     20.75/1/
----------------------------------------------------------------------------------------------------------------------

/1/    Calculated from January 31, 1991.
------------------------------------------------------------------------------
     The chart above shows the historical performance of the Equity Index Portfolio and the S&P 500 Composite Stock Price Index from January 30, 1991 through June 30, 1999.

     This information shows the historical track record of the portfolio management team and is not intended to imply how the Equity Index Portfolio will perform in the future. Returns do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

Prior Performance of the Small-Cap Index Portfolio and a Similar Fund Managed by
--------------------------------------------------------------------------------
the Portfolio Management Team while Employed at Bankers Trust
-------------------------------------------------------------

     While employed at Bankers Trust, the 5-member senior management team managed the Small-Cap Index Portfolio from January 4, 1999 through July 2, 1999. As noted above, during this period, the 5-member management team were part of Bankers Trusts Structured Investment Management Group and, as a team, had day-to-day responsibility for management of the

Portfolio. During this period, the Portfolio's investment objective, policies, and strategies were the same as those currently in effect for the Portfolio.

     The 5-member senior management team had also managed the BT Advisor Small-Cap Index Fund from July 10, 1996 through July 2, 1999 which fund had substantially similar investment objectives and policies to the Small-Cap Index Portfolio. The performance of the BT Advisor Fund is also set forth below.

     This chart shows you the performance of a similar fund managed by the portfolio management team at Mercury while employed at Bankers Trust, the actual performance of the Small-Cap Index Portfolio and a relevant benchmark index.

Total returns, and average annual total returns for the period ending June 30, 1999:


                                                         [TO BE CONFIRMED]

                                              BT Advisor Small-Cap
                                            Index Fund, adjusted to
                  BT Advisor Small-Cap          reflect fees and
                       Index Fund,         estimated expenses of the       Small-Cap Index          Russell 2000 Small Stock
  Year             Institutional Class     Small-Cap Index Portfolio          Portfolio                       Index
----------------------------------------------------------------------------------------------------------------------------
                    Total Return (%)            Total Return (%)           Total Return (%)             Total Return (%)
----------------------------------------------------------------------------------------------------------------------------
  1999                    [   ]                      [   ]                       [   ]                       9.28
(through
 6/30/99)
---------------------------------------------------------------------------------------------------------------------------
  1998                   (2.60)                     (2.91)                          -                       (2.55)
---------------------------------------------------------------------------------------------------------------------------
  1997                   23.00                      23.69                           -                       22.36
---------------------------------------------------------------------------------------------------------------------------
1996 (from                9.47                       9.21                           -                       15.66
 7/10/96)
---------------------------------------------------------------------------------------------------------------------------
 Time Period
(through June       Average Annual              Average Annual           Average Annual Total          Average Annual Total
 30, 1999)         Total Return (%)            Total Return (%)               Return (%)                    Return (%)
---------------------------------------------------------------------------------------------------------------------------
    1 year               (2.60)                     (2.91)                          -                       (2.55)
---------------------------------------------------------------------------------------------------------------------------
    Since                11.58                      11.27                                                   11.85/2/
 Inception                                                                          -/1/
 (from
 7/10/96)
 ---------------------------------------------------------------------------------------------------------------------------

/1/    The Portfolio commenced operations on January 4, 1999.
/2/    The index total return is calculated from July 31, 1996.

________________________________________________________________________________

     The information shows the historic track record of the portfolio management team and is not intended to imply how the Small-Cap Index Portfolio will perform. Returns do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

     The first column shows performance of the BT Advisors Small-Cap Index Fund, Institutional Class, (the BT Fund). The second column shows the gross performance of the BT

Fund, adjusted to reflect estimated fees and expenses of the Small-Cap Index Portfolio. The third column shows the performance of the Small-Cap Index Portfolio. The fourth column shows the performance of the Russell 2000 Small Stock Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

     Performance information shows the historical track record of the portfolio manager and is not intended to imply how the Small-Cap Index Portfolio will perform in the future.

     The returns do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

Board Recommendation
--------------------

     At a meeting held on August 27, 1999, the Board, including a majority of the Independent Trustees, approved Mercury to serve as the new portfolio manager effective January 1, 2000 and approved a new portfolio management agreement with Mercury. In reaching this determination, the Board considered, among other things, (1) the experience of the personnel in Mercury's Quantitative Strategies Division in managing index funds (including the Index Portfolios and other index funds with an investment objective and policies substantially similar to those of the Index Portfolios), (2) the recommendations of Pacific Life, (3) that the best interests of each Index Portfolio's shareholders would be served, and (4) that Pacific Life's efforts to provide high quality investment management services would be enhanced if Mercury were engaged.

     As discussed under Proposal 7, the Board also considered the fact that the portfolio management fee schedule to be paid to Mercury under the new portfolio management agreement are the same as the fee schedule paid to the current portfolio manager. In this regard, the Board considered, among other factors, Pacific Life's expenses associated with the operation of the Fund and the Index Portfolios, as well as the expenses associated with Pacific Life's variable contracts that are funded by separate accounts, a portion of whose proceeds are invested in the Index Portfolios, and the services provided by Pacific Life in connection with the variable contracts. For a more detailed summary of the Board's deliberations, please refer to Proposal 7.

Required Vote
-------------

     Approval of the new portfolio management agreement with Mercury Asset Management US requires the vote of a majority of the outstanding shares of each Index Portfolio that are eligible to vote at the meeting. For the purposes of this proposal, majority means the lesser of: (a) 67% or more of the voting securities of that Portfolio present at the meeting, if 50% or more of the outstanding voting securities of such Portfolio are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Portfolio.

     The Board of Trustees unanimously recommends that shareholders of each Index Portfolio vote FOR the new portfolio management agreement.

                                  PROPOSAL 7

        For shareholders of the Equity Index Portfolio, approval of an amendment to the advisory agreement with Pacific Life, under which the advisory fee paid to Pacific Life would be increased

Introduction
------------

     Under this proposal, shareholders of the Equity Index Portfolio (the Portfolio) are asked to approve an amendment to the existing advisory agreement between the Fund and Pacific Life under which the advisory fee paid to Pacific Life for the Portfolio would be increased. A copy of the amendment may be found at Appendix F. If approved by shareholders, this amendment to the advisory agreement would become effective on January 1, 2000.

     Regardless of whether the amendment is approved by shareholders, the fee paid by Pacific Life to Mercury under the portfolio management agreement described in Proposal 6, would be the same. Therefore, if shareholders approve the proposed amendment to the advisory agreement, Pacific Life would retain a greater percentage of the advisory fee it receives from the Equity Index Portfolio.

The Advisory Agreement
----------------------

     Pacific Life serves as adviser to the Fund pursuant to the advisory agreement. The advisory agreement was originally approved by the Board, including a majority of the Independent Trustees, at a meeting held on July 21, 1987, and was last approved by the Portfolio's shareholders at a meeting held on April 21, 1992. The advisory agreement must be renewed annually by the Board.

     Under the terms of the advisory agreement, Pacific Life is responsible for administering the affairs of, and supervising the investment program for, the Fund and each of its Portfolios. Pacific Life is also responsible for determining whether to recommend to the Board that a particular portfolio management agreement be terminated. Pacific Life also furnishes the Board, which has overall responsibility for the business and affairs of the Fund, with periodic reports and the investment performance of each Portfolio.

Proposed Amendment to the Advisory Agreement
--------------------------------------------

     The chart below shows the current fee paid by the Equity Index Portfolio to Pacific Life under the existing advisory agreement and the proposed fee under the proposed amendment. The fees paid are based on the average daily net assets.

Advisory Fees Paid to Pacific Life (as an annual percentage of average daily net assets)

     --------------------------------------------------------------
                               Current Fee         Proposed Fee
     --------------------------------------------------------------
     First $100 million           0.25%               0.25%

     Next $100 million            0.20%               0.25%

     Over $200 million            0.15%               0.25%
     --------------------------------------------------------------

     The table below compares the advisory fees paid to Pacific Life by the Portfolio under the existing advisory agreement during the year July 1, 1998 through June 30, 1999, with the hypothetical fees that would have been paid to Pacific Life for the same period under the amendment to the advisory agreement. The table also compares the amount of the advisory fee that was retained by Pacific Life with the amount that would have been retained by Pacific Life if the proposed fee increase had been in effect during that period.

For the period July 1, 1998 through June 30, 1999:

-----------------------------------------------------------------------------------------------------------------------------
                                                       Actual Fees Paid/Retained Under the
                                                           Current Advisory Agreement
                    ---------------------------------------------------------------------------------------------------------
     Avg. Daily                                                       Mgmt Fees
     Net Assets                  Advisory Fees                    Paid to Portfolio                Net Advisory Fees
   (in thousands)                 Paid to PL                           Manager                      Retained by PL
-----------------------------------------------------------------------------------------------------------------------------
                             $              Effective              $            Effective           $            Effective
                                             Annual                              Annual                           Annual
                                             Rate(%)                              Rate(%)                         Rate(%)
-----------------------------------------------------------------------------------------------------------------------------
     1,475,477         2,360,143             0.16              297,175             0.02         2,062,968           0.14
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                       Fees That Would Have Been Paid/Retained
                                          Under the New Proposed Amendment
-----------------------------------------------------------------------------------------------------------------------
                                                                                           Net Advisory Fees
       Advisory Fee that Would          Mgmt Fees that Would Have                        That Would Have Been
        Have Been Paid to PL            Been Paid to Portfolio Mgr.                          Retained by PL
-----------------------------------------------------------------------------------------------------------------------
        $                Effective           $            Effective                       $             Effective
                          Annual                           Annual                                        Annual
                          Rate(%)                          Rate(%)                                       Rate(%)
 -----------------------------------------------------------------------------------------------------------------------
   3,688,693                0.25          297,175            0.02                     3,391,518            0.23
-----------------------------------------------------------------------------------------------------------------------

The Board's consideration of the proposed amendment
---------------------------------------------------

     In approving the amendment to the advisory agreement, and in recommending that shareholders vote in favor of the amendment, the Board concluded that the compensation to be paid to Pacific Life under the proposed amendment would be fair and reasonable. In reaching this determination, the Board considered several factors, including comparative data of other index funds relating to advisory fees and the efforts and expenses of Pacific Life in rendering its services under the existing advisory agreement.

     In analyzing whether the proposed fee is appropriate, the Trustees also considered Pacific Life's expenses associated with the development and operation of the variable contracts whose proceeds are invested in the Fund, and the services rendered by Pacific Life in connection with the variable contracts, including those services made available in recent years to owners of variable contracts at no additional cost. In that regard, that Board noted (1) the high quality of services rendered by Pacific Life to its customers, which have received high ratings in industry surveys, (2) the provision of asset allocation services offered to broker/dealers for use with owners of Pacific Life variable contracts at no additional cost, (3) the provision of portfolio rebalancing services provided to owners of variable contracts at no additional cost, (4) Pacific Life's enhanced reporting of financial information to owners of variable contracts, and (5) Pacific Life's significant investment in technology and other expenses associated with developing and rendering these and other services.

     In addition, the Board also considered the following financial factors relating to Pacific Life, (1) Pacific Life's profits and losses in operating the Fund and in developing and administering the variable contracts, including consideration of revenues and expenses attributable to the variable contracts in the current year, for prior years, and as projected, (2) the reasonableness of Pacific Life's goals for the return it seeks from its investment in sponsoring the Fund and in developing the variable contracts, and the projected asset levels at which those goals may be attained; and (3) the expenses borne by Pacific Life and PMD in distributing the variable contracts, and in providing support for ongoing services to owners of variable contracts by registered representatives. The Board noted that the efforts of Pacific Life and PMD in promoting the variable contracts has resulted in the growth of the Fund's assets, which has produced economies of scale that have reduced expense ratios for the Portfolios.

Required Vote
-------------

     Approval of the proposed amendment to the advisory agreement requires the vote of a majority of the outstanding shares of the Equity Index Portfolio that are eligible to vote at the meeting. For purposes of this proposal, majority means the lesser of: (a) 67% or more of the voting securities of the Portfolio present at the meeting, if 50% or more of the outstanding voting securities of the Portfolio are represented in person, or by proxy; or (b) 50% or more of the outstanding voting securities of the Portfolio.

     The Board of Trustees unanimously recommends that shareholders of the Portfolio vote FOR the proposed amendment to the advisory agreement.

                                  PROPOSAL 8

              For shareholders of the Emerging Markets Portfolio,
               approval of a portfolio management agreement with Alliance Capital Management L.P. to become effective January 1, 2000

Introduction
------------

     Shareholders of the Emerging Markets Portfolio (the Portfolio) are asked to approve the portfolio management agreement (Alliance Capital Agreement) among the Fund, Pacific Life, and Alliance Capital Management, L.P. (Alliance Capital), under which Alliance Capital would provide portfolio management services to the Portfolio beginning on January 1, 2000. Alliance Capital would replace the current portfolio manager, which serves as portfolio manager pursuant to a portfolio management agreement that was last approved by shareholders on December 17, 1996.

     The Board has approved the appointment of Alliance Capital to serve as the new portfolio manager of the Emerging Markets Portfolio. In reaching this determination, the Board considered Alliance Capital's experience in managing advisory accounts with an investment objective and policies substantially similar to those of the Portfolio, the recommendations of Pacific Life, that the best interests of the Portfolio's shareholders would be served and that Pacific Life's efforts to increase the assets of the Portfolios and to provide high quality investment management services would be enhanced if Alliance Capital were engaged.

Alliance Capital's Investment Style
-----------------------------------

     If Alliance Capital becomes the portfolio manager of the Emerging Markets Portfolio, the Portfolio's existing investment objective of long-term growth of capital would stay the same. The Portfolio would continue to invest in equity securities of companies that are located in countries generally regarded as "emerging market" countries. However, Alliance Capital would likely implement an investment style that is somewhat different than the investment style used by the current portfolio manager. This change in investment styles may result in some changes in the Portfolio and its holdings.

     If Alliance Capital becomes the portfolio manager, it expects to allocate Portfolio investments among three broad geographical regions: Asia, Latin America, and Eastern Europe/Middle East/Africa. Alliance Capital normally allocates assets among these regions in amounts that approximate the weightings of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, although the portfolio manager may deviate from the index if it believes there is an investment opportunity or for defensive reasons.

     Alliance Capital seeks to purchase shares of companies with superior growth at attractive prices. It uses fundamental company analysis to try to identify opportunities for increasing earnings growth and good return on equity, and favors companies whose stocks trade at attractive valuations relative to their global or regional peers. Alliance Capital pays attention to corporate governance, and prefers management teams that have a track record for increasing shareholder value.

     Significant portfolio turnover may occur in connection with the restructuring of the Portfolio's holdings to reflect the new portfolio management style. This may result in increased transactional costs to the Portfolio.

Comparison of Existing and New Portfolio Management Agreements
--------------------------------------------------------------

     The Alliance Capital Agreement is currently in effect for the Fund's Aggressive Equity Portfolio. If approved by shareholders, an addendum would be added to the Alliance Capital Agreement that would add the Emerging Markets Portfolio as an additional Portfolio for which Alliance Capital would serve as portfolio manager. The Alliance Capital Agreement is substantially similar to the current portfolio management agreement with the current portfolio manager, other than with regard to the effective date and the parties. The rates of fees to be paid by Pacific Life to Alliance Capital would be the same as the rates of fees currently paid to the current portfolio manager. The form of the Alliance Capital Agreement is attached as Appendix G. The agreement requires Alliance Capital to provide, subject to the supervision of Pacific Life, a continuous investment program for the Portfolio and to determine the composition of the assets of the Portfolio, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for the Portfolio, in accordance with its investment objective, policies, and restrictions. Alliance Capital will also provide investment research and analysis.

     Under the terms of the Alliance Capital Agreement, Alliance Capital is not subject to liability for any damages, expenses or losses to the Fund connected with, or arising out of, any investment advisory services rendered under the new portfolio management agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of Alliance Capital's duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same provision has applied to the existing portfolio manager.

     The new Alliance Capital Agreement may be terminated by Pacific Life, or upon the vote of a majority of the Fund's Board or a majority of the outstanding voting shares of the Portfolio, or by Alliance Capital upon sixty days' written notice to Pacific Life and the Fund.

     If approved by shareholders of the Portfolio, the Alliance Capital Agreement will continue in effect for an initial term of two years from its effective date with respect to the Emerging Markets Portfolio, and will continue from year to year thereafter, subject to approval annually by the Trustees or by the shareholders of the Portfolio, and also, in either event, approval by a majority of the Independent Trustees. If shareholders do not approve the Alliance Capital Agreement, the Trustees will consider appropriate action to seek advisory services for the Portfolio.

About Alliance Capital
----------------------

     Alliance Capital currently serves as portfolio manager to the Fund's Aggressive Equity Portfolio and to other mutual funds. Additional information about Alliance Capital can be found in Appendix K.

     If shareholders approve the proposal, Edward D. Baker III, Senior Vice President at Alliance Capital, would be the primary portfolio manager. Mr. Baker has over 23 years of experience in the investment management industry and has been at Alliance Capital since 1995. He is the head of the emerging markets equity portfolio management team and he coordinates the investment activities of Alliance Capital's non-U.S. joint ventures. He is Chairman of Alliance Capital Management Australia, Chairman and CEO of Alliance Capital Management Canada and Vice Chairman of Alliance Capital Investment Trust Management Co. in Japan. He is also a member of the Board of Directors of New Alliance in Hong Kong. Prior to joining Alliance Capital in 1995, Mr. Baker worked for BARRA, Inc., an investment technology firm. Mr. Baker is supported by a team of four other portfolio managers, each of whom has experience in investing in emerging market countries.

Prior Performance of a Comparable Accounts Managed by Alliance Capital
----------------------------------------------------------------------

     This chart shows you the performance of a composite of accounts managed by Alliance Capital that are comparable to the Emerging Markets Portfolio, the performance of the Emerging Markets Portfolio and performance of a benchmark index.

Total returns for the periods ending December 31, 1998 and average annual total returns for the periods ending June 30, 1999



                                                         [TO BE CONFIRMED]
---------------------------------------------------------------------------------------------------------------
       Year           Alliance              Alliance               Emerging                 MSCI Emerging
                      Emerging              Emerging               Markets                    Markets
                   Markets Equity         Markets Equity         Portfolio/3/                Free Index
                   Composite/1/             Composite,
                                           Adjusted to
                                         Reflect Expenses
                                           of Emerging
                                             Markets
                                           Portfolio/2/
---------------------------------------------------------------------------------------------------------------
                 Total Return (%)       Total Return (%)         Total Return (%)           Total Return (%)
---------------------------------------------------------------------------------------------------------------
   1999 (through
      6/30/99)         40.83                  40.71                   29.92                   39.87
       1998           (28.85)                (29.52)                 (26.83)                 (25.34)
       1997            (9.35)                 (9.88)                  (1.69)                 (11.58)
       1996            21.38                  20.35                      --                    6.03
       1995            (4.04)                 (4.52)                     --                   (5.21)
       1994           (13.12)                (13.68)                     --                   (7.32)
       1993            63.44                  63.44                      --                   74.84
       1992            16.38                  16.05                      --                   11.41
---------------------------------------------------------------------------------------------------------------
    Time Period     Average Annual          Average Annual           Average Annual          Average Annual
 (through 6/30/99)  Total Return (%)        Total Return (%)         Total Return (%)        Total Return (%)
---------------------------------------------------------------------------------------------------------------
     1 year              18.21                  17.91                    9.25                   28.71
     3 years             (3.17)                 (3.65)                  (3.89)                  (4.00)
     5 years              1.86                   1.32                      --                   (0.83)
 Since Inception          8.25                   7.86                      --                    6.56
    (10/01/91)
---------------------------------------------------------------------------------------------------------------


/1/ Composite results are asset weighted on a monthly basis. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

/2/ In calculating returns, the Emerging Markets Portfolio's actual expense rates were used for 1996 to present, and the 1997/98 expense rate was used for prior years.

/3/ The Portfolio commenced operations on April 6, 1996. The performance for the period April 6, 1996 to December 31, 1996 was (3.23)%.

_______________________________________________________________________________

     The chart above shows the historical performance of a composite of two advisory accounts (with a market value of approximately U.S. $407.4 million) calculated according to the standards set by the Association for Investment Management and Research (AIMR). The accounts have investment objectives, policies and strategies that are substantially similar to those of the Emerging Markets Portfolio. However, the accounts in the composite were not subject to requirements of the 1940 Act or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected the performance.

     The first column shows performance of Alliance Emerging Markets Equity Composite after the deduction of investment management fees. The fees and expenses of the composite do not include custody fees or other expenses normally paid by mutual funds and which the Emerging Markets Portfolio will pay. If these fees were included, returns would be lower. The second column shows the gross performance of the Alliance composite adjusted to reflect the fees and expenses of the Emerging Markets Portfolio. The third column shows the actual performance of the Emerging Markets Portfolio. The fourth column shows the performance of the MSCI Emerging Markets Free Index, an index of approximately 879 stocks from approximately 26 emerging market countries. Results include reinvested dividends.

     This composite information shows the historical track record of the portfolio manager and is not intended to imply how the Emerging Markets Portfolio will perform in the future. The returns do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

Board Recommendation
--------------------

     At a meeting held on August 27,1999, the Board, including a majority of the Independent Trustees, approved Alliance Capital to serve as the new portfolio manager of the Portfolio, and approved the Alliance Capital Agreement. In reaching a determination, the Board also considered: Alliance Capital's experience in managing advisory accounts with an investment objective and policies substantially similar to those of the Portfolio, a recommendation by Pacific Life to retain Alliance Capital, that the best interests of the Portfolio's shareholders would be served, and that Pacific Life's efforts to provide high quality investment management services would be enhanced if Alliance Capital were engaged.

Required Vote
-------------

     Approval of the new portfolio management agreement with Alliance Capital requires the vote of a majority of the outstanding shares of the Emerging Markets Portfolio that are eligible to vote at the meeting. For purposes of this proposal majority means the lesser of: (a) 67% or more of the voting securities of that Portfolio present at the meeting, if 50% or more of the outstanding voting securities of such Portfolio are represented in person or by proxy; or
(b) 50% or more of the outstanding voting securities of such Portfolio.

     The Board of Trustees unanimously recommends that shareholders of the Emerging Markets Portfolio vote FOR the new portfolio management agreement.

                                  PROPOSAL 9

                       Approval of changes to certain of
                the Fund's fundamental investment restrictions

     Under this proposal, shareholders of certain of the Fund's Portfolios, as specified below, are asked to approve changes to some of the fundamental investment restrictions applicable to such Portfolios. An investment restriction that is classified as "fundamental" can only be changed by obtaining the requisite shareholder approval. It is not expected that any of the proposals discussed below will significantly affect the manner in which any of the Portfolios is currently managed.

     Under Proposal 9(a), shareholders of all Portfolios are asked to approve a change to an existing policy that would enable the Portfolios to lend portfolio securities to the extent permitted by applicable law. Under Proposals 9(b), (c), and (d), the affected shareholders are asked to approve changes that would convert certain policies from "fundamental" status to "non-fundamental" status. This means that, if these proposals are approved, these policies could be changed in the future by the Fund's Board without the need to obtain shareholder approval. A list of the Fund's fundamental and non-fundamental investment restrictions, reflecting the changes described in this Proposal 9, appears in Appendix H.

     These proposals are designed to modernize the Fund's investment restrictions, to provide Pacific Life and the portfolio managers with the flexibility to change certain investment restrictions without having to cause the Portfolios to bear the cost of soliciting proxies and holding a shareholders meeting to approve changes to certain investment restrictions in the future, and to increase the efficiency of the Fund's operations.

     (a) To permit a Portfolio to lend its portfolio securities to the extent permitted by applicable law. (This proposal applies to shareholders of each Portfolio.)

     For the purpose of realizing additional income, each Portfolio is permitted under its investment policies to make secured loans of its portfolio securities to broker-dealers or banks, provided certain conditions are satisfied. With respect to 14 of the Fund's 18 Portfolios, one of these conditions requires that the aggregate market value of the securities loaned by a Portfolio will not at any time exceed 25% of the total assets of the Portfolio. The policy with respect to the four newest Portfolios added to the Fund -- the Large-Cap Value, Mid-Cap Value, Small-Cap Index, and REIT Portfolios-- permits each Portfolio to lend up to 33 1/3% of the aggregate market value of their securities. The 33 1/3% limit reflects the current maximum permitted under the 1940 Act.

     Under the proposal, shareholders of each Portfolio are asked to approve a change to this fundamental investment restriction that would permit each Portfolio to lend portfolio securities to the extent permitted by the 1940 Act. The Board believes that revising this restriction in this manner would achieve several goals. First, under the proposed restriction, the fundamental investment restriction of each Portfolio regarding the extent to which each Portfolio may lend portfolio securities would be the same. Second, to protect against future regulatory changes that may affect the securities lending activities of mutual funds, the proposed restriction would at all times reflect the most flexible position permitted by the SEC under the 1940 Act. Shareholders should understand, however, that Portfolios would not be obligated to lend portfolio securities in the manner set forth in the proposed restriction. Instead, Pacific Life and each portfolio manager would simply have the ability, subject to oversight by the Board and to the extent it is consistent with the investment objective, policies, and strategies of each Portfolio, to lend portfolio securities to the extent permitted by applicable law.

     By engaging in securities lending activities, a Portfolio is able to obtain increased amounts of income in a manner that does not interfere with the investment style of the Portfolio. Under the Fund's policies, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. Government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans and obtain the securities loaned; and (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities. In connection with the lending of its portfolio securities, a Portfolio may be exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. The Portfolio may recall securities if the portfolio manager wishes to vote on matters put before shareholders.

     (b) To reclassify as "non-fundamental" the existing investment restriction that generally limits certain Portfolios from purchasing or selling certain commodities or commodity contracts, subject to exceptions described in the Fund's prospectus and statement of additional information. (This proposal applies only to the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Growth LT, Equity Income, Multi-Strategy, Equity Index and International Portfolios.)

     The Portfolios identified above are currently governed by a fundamental investment restriction under which each Portfolio may not:

     purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the prospectus and Statement of Additional Information (a) the Managed Bond, Equity Index, Government Securities, High Yield Bond, Growth LT, Equity Income, Multi-Strategy, and International Portfolios may engage in futures contracts and options on futures contracts; (b) all Portfolios may enter into foreign forward currency contracts; and (c) the Equity Index Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures.

     Shareholders of the Portfolios identified above are asked to approve the reclassification of this investment restriction as a "non-fundamental" restriction which, as previously mentioned, would permit the Board to change this policy without obtaining shareholder approval. Other than this change in status, shareholders are not asked to approve any other changes regarding this investment restriction. Approval would not result in the current use of any new investment strategies respecting commodities or commodities contracts, although any new strategies could be approved in the future by the Board.

     (c) To reclassify as "non-fundamental" the existing investment restriction prohibiting a Portfolio from purchasing securities on margin under most circumstances. (This proposal applies only to the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Equity Income, Multi-Strategy, Equity Index and International Portfolios.)

     The Portfolios identified above currently are governed by a fundamental investment restriction under which each Portfolio may not "purchase securities on margin (except for use if short-term credit is necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures."

     Shareholders of the Portfolios identified above are asked to approve the reclassification of this investment restriction as a "non-fundamental" restriction which, as previously mentioned, would permit the Board to change this policy without obtaining shareholder approval. Other than this change in status, shareholders are not asked to approve any other changes regarding this investment restriction. Approval would not result in the current use of any new investment strategies respecting the purchase of securities on margin, although such new strategies could be approved in the future by the Board.

     (d) To reclassify as "non-fundamental" the existing investment restriction that states: a Portfolio may not maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the prospectus and statement of additional information for transactions in options, futures, and options on futures. (This proposal applies only to the Money Market, High Yield Bond, Managed Bond, Government Securities. Growth, Equity Income, Multi-Strategy, Equity Index and International Portfolios.)

     The Portfolios identified above currently are governed by a fundamental investment restriction under which each Portfolio is prohibited from "maintaining a short position, or purchasing, writing, or selling puts, calls, straddles, spreads, or combinations thereof, except as set forth in the prospectus and statement of additional information for transactions in options, futures, and options on futures."

     Shareholders of the Portfolios identified above are asked to approve the reclassification of this investment restriction as a "non-fundamental" restriction which, as previously mentioned, would permit the Board to change this policy without obtaining shareholder approval. Other than this change in status, shareholders are not asked to approve any other changes regarding this investment restriction. Approval would not result in the current use of any new investment strategies respecting the investment restrictions listed above, although any new strategies could be approved in the future by the Board of Trustees.

Required Vote
-------------

     For each proposal discussed above, the affirmative vote of a majority of the shares of each Portfolio listed that are cast and entitled to vote at the meeting for that proposal are required to approve the proposal for that Portfolio.

     Approval of each part of this proposal requires the vote of a majority of the outstanding shares of each Portfolio listed that are eligible to vote at the meeting. For purposes of this proposal, majority means the lesser of: (a) 67% or more of the voting securities of that Portfolio present at the meeting, if 50% or more of the outstanding voting securities of such Portfolio are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Portfolio.

     The Board of Trustees unanimously recommends that the shareholders vote FOR each proposal set forth above.

                                 OTHER MATTERS

Other Matters
-------------

     The Fund's Board knows of no other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

Voting Information
------------------

     The vote required to approve a proposal is set forth at the end of the description of that proposal.

     As of the close of business on September 9, 1999, the record date, there were [________] outstanding shares of the Fund. Shares of all of the Portfolios have equal rights and privileges with all other shares of the Portfolios and entitle their holders to one vote per share, with proportional voting for fractional shares. The shares of the Portfolio are offered as an investment medium for variable annuity contracts and variable life insurance policies of Pacific Life. Pacific Life is the owner of the shares underlying the variable contracts, but is soliciting voting instructions from contract owners having contract value invested in the Portfolios as to how the shares will be voted. No contract owner is entitled to give voting instructions with respect to 5% or more of the outstanding shares of any Portfolio. Pacific Life owns 100% of 14 Portfolios and owns: 12,376,784.184 shares (95.96%); 7,401,106.291 shares
(93.24%); 7,507,241.511 shares (93.24%); and 4,117,427.818 shares (87.76%) of the Large-Cap, Small-Cap, Mid-Cap, and REIT Portfolios respectively. Pacific Asset Management, LLC, a subsidiary of Pacific Life, owns: 500,394.171 shares (4.04%); 500,383.338 shares (6.76%); 500,105.17 shares (6.66%); and 504,045.86 shares (12.24%) of the Large-Cap, Small-Cap, Mid-Cap, and the REIT Portfolios respectively.

     Pacific Life will vote shares of the Portfolios held by each of its separate accounts in accordance with instructions received from owners of its variable contracts. Pacific Life also will vote shares of the Portfolio held in each such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. Pacific Life will vote shares held by its general account and its subsidiary in the same proportion as other votes cast by all of its separate accounts in the aggregate. Shareholders and variable contract owners permitted to give instructions, and the number of shares for which such instruction may be given to be voted at the meeting and any adjournment thereof, will be determined as of the record date.

     Shares held by shareholders present in person or represented by proxy at the meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Shares represented by timely and properly executed voting instructions will be voted as specified. Executed voting instructions that are unmarked will be voted in favor of the proposals set forth in the notice.

     A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by attending the meeting and voting in person. However, attendance at the meeting, by itself, will not serve to revoke a proxy. An abstention on any proposal by a shareholder will be counted for purposes of establishing a quorum, but has the same effect as a negative vote.

     In the event that a sufficient number of votes to approve a proposal is not received, Pacific Life may propose one or more adjournments of the meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the meeting.

     Variable contract owners may vote by voting instruction/proxy by written ballot, electronically or by calling 1-800-597-7836. Telephonic voting is limited to those contract owners who wish to cast 100% of their votes FOR or AGAINST all proposals, or withhold or abstain 100% of their votes. Those variable contract owners who wish to cast their votes separately by proposal or Portfolio may do so by completing and mailing the enclosed voting instruction/proxy. In all cases, where a contract owner elects to vote telephonically, the contract owner will be prompted to provide a control number which will appear on the voting instruction/proxy. If the control number is correctly entered, the contract owner will be provided with an explanation of the process. The contract owner will then have the opportunity to give his or her instructions on the proposals.

Information About Pacific Life
------------------------------

     Pacific Life, located at 700 Newport Center Drive, Newport Beach, California, 92660, is a stock life insurance company domiciled in California. Pacific Life's operations include both life insurance and annuity products, as well as financial and retirement services. As of the end of 1998, Pacific Life had $89.6 billion of individual life insurance in force and total admitted assets of approximately $37.6 billion. Pacific Life is authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York.

     Pacific Life was organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reorganized as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life is a subsidiary of Pacific Life Corporation, a holding company which is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Trustees and Officers
---------------------

     None of the Trustees and officers of the Fund is an officer or employee of Alliance Capital, Bankers Trust, or Mercury. As of the record date, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of any Portfolio.

Information about the Distributor
---------------------------------

     Pacific Mutual Distributors, Inc. (PMD), 700 Newport Center Drive, Newport Beach, California 92660, a subsidiary of Pacific Life, serves as the Fund's distributor. At present, PMD receives no commissions from the Fund for its services, although it may in the future.

Expenses of the Meeting
-----------------------

     The Fund will pay for the cost of the meeting, the preparation, printing and mailing of the enclosed voting instruction/proxy, notice and this proxy statement, and all other costs incurred in connection with the solicitation of voting instructions/proxies. Bankers Trust will pay its pro rata share of soliciting the renewal of its agreement.

Proposals for Future Shareholder Meetings
-----------------------------------------

     The Fund does not intend to hold shareholder meetings each year, but meetings may be called by the Trustees from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by the Fund 120 days prior to the Fund's solicitation of proxies relating to such meeting. The persons named as proxies at such a meeting may vote in their discretion with respect to any shareholder proposal submitted after that date.

Annual Report
-------------

     An annual report for the Fund dated December 31, 1998 was filed with the SEC on February 17, 1999 and is available without charge upon request by calling for life insurance policyholders: (800) 800-7681 or for annuity contract holders: 800-722-2333, or by writing the Fund at 700 Newport Center Drive, Newport Beach, CA 92660.

     PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR VOTING INSTRUCTION/PROXY PROMPTLY. YOU MAY DO SO EITHER TELEPHONICALLY OR BY MAILING THE VOTING INSTRUCTION/PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED.

                                        By Order of the Trustees


                                        Audrey L. Milfs
                                        Secretary

                                  APPENDIX A


                             TRUSTEES OF THE FUND

----------------------------------------------------------------------------------------------------------
                                                      Principal Occupations During Last Five
Name, Address and Age          Position with Fund     Years
==========================================================================================================
Thomas C. Sutton*            Chairman of the Board    Chairman of the Board, Director and Chief
700 Newport Center Drive     and Trustee              Executive Officer of Pacific Life, Pacific
Newport Beach, CA 92660                               Mutual Holding Company and Pacific LifeCorp;
Age: 57                                               and similar positions with other
                                                      subsidiaries and affiliates of Pacific Life;
                                                      Director of Newhall Land & Farming; Director
                                                      of The Irvine Company; Director of Edison
                                                      International; Management Board Member of
                                                      PIMCO Advisors L.P.; Former Equity Board
                                                      Member of PIMCO Advisors L.P.

----------------------------------------------------------------------------------------------------------
Richard L. Nelson            Trustee                  Business Consultant;  retired Partner with
8 Cherry Hills Lane                                   Ernst & Young LLP; Director of Wynn's
Newport Beach, CA 92660                               International, Inc.
Age: 69

----------------------------------------------------------------------------------------------------------
Lyman W. Porter              Trustee                  Professor Emeritus of Management in the
University of California at                           Graduate School of Management at the
  Irvine                                              University of California, Irvine; Former
Irvine, CA 92717                                      Member of the Academic Advisory Board of the
Age 69                                                Czechoslovak Management Center and of the
                                                      Board of Trustees of the American University
                                                      of Armenia.

----------------------------------------------------------------------------------------------------------
Alan Richards                Trustee                  Retired Chairman of E.F. Hutton Insurance
7381 Elegans Place                                    Group; Former Director of E.F. Hutton and
Carlsbad, CA 92009                                    Company, Inc.; Chairman of IBIS Capital,
Age 69                                                LLC; Director of Inspired Arts, Inc.; Former
                                                      Director of Western National Corporation.

----------------------------------------------------------------------------------------------------------
 * Interested Person for purposes of Section 2(a)(19) of the Investment Company
Act of 1940.

                        EXECUTIVE OFFICERS OF THE FUND

-----------------------------------------------------------------------------------------------------
                                                           Principal Occupations During Last
Name, Address and Age              Position with Fund      Five Years
=====================================================================================================
Glenn S. Schafer                   President               President and Director of Pacific Life,
700 Newport Center Drive                                   Pacific Mutual Holding Company and
Newport Beach, CA 92660                                    Pacific LifeCorp and similar positions
Age 50                                                     with other subsidiaries and affiliates
                                                           of Pacific Life; Management Board
                                                           Member of PIMCO Advisors L.P.; Former
                                                           Equity Board Member of PIMCO Advisors
                                                           LP.

-----------------------------------------------------------------------------------------------------
Brian D. Klemens                   Vice President and      Vice President and Treasurer (12/98 to
700 Newport Center Drive           Treasurer               present); and Assistant Controller
Newport Beach, CA 92660                                   (4/94 to 12/98) of Pacific Life
Age 43

-----------------------------------------------------------------------------------------------------
Diane N. Ledger                    Vice President and      Vice President, Variable Regulatory
700 Newport Center Drive           Assistant Secretary     Compliance, Corporate Law of Pacific
Newport Beach, CA 92660                                   Life.
Age 60

-----------------------------------------------------------------------------------------------------
Sharon A. Cheever                  Vice President and      Vice President and Investment Counsel
700 Newport Center Drive           General Counsel         of Pacific Life.
Newport Beach, CA 92660
Age 44

-----------------------------------------------------------------------------------------------------
Audrey L. Milfs                    Secretary               Vice President, Director and Corporate
700 Newport Center Drive                                   Secretary of Pacific Life; and similar
Newport Beach, CA  92660                                   positions with other subsidiaries of
Age 53                                                     Pacific Life.

-----------------------------------------------------------------------------------------------------

                                  APPENDIX B





                              PACIFIC SELECT FUND

                             AMENDED AND RESTATED

                                 AGREEMENT AND

                             DECLARATION OF TRUST

                               October 25, 1999

                               TABLE OF CONTENTS


                                                                                         Page
                                                                                         ----
ARTICLE I   -- THE TRUST

 Section 1.1    Name....................................................................    1
 Section 1.2    Definitions.............................................................    2

ARTICLE II  -- TRUSTEES

 Section 2.1    Management of the Trust.................................................    3
 Section 2.2    Election of Trustees....................................................    3
 Section 2.3    Term of Office of Trustees..............................................    3
 Section 2.4    Termination of Service and Appointment of Trustees......................    4
 Section 2.5    Temporary Absence of Trustee............................................    4
 Section 2.6    Number of Trustees......................................................    4
 Section 2.7    Effect of Death, Resignation, etc. of the Trustee.......................    4
 Section 2.8    No Accounting...........................................................    4
 Section 2.9    Ownership of the Trust..................................................    4

ARTICLE III -- POWERS OF TRUSTEES

 Section 3.1    General.................................................................    5
 Section 3.2    Investments.............................................................    5
 Section 3.3    Legal Title.............................................................    6
 Section 3.4    Issuance and Repurchase of Securities...................................    6
 Section 3.5    Borrow Money............................................................    6
 Section 3.6    Officers; Delegation; Committees........................................    6
 Section 3.7    Collection and Payment..................................................    7
 Section 3.8    Expenses................................................................    7
 Section 3.9    Manner of Acting; By-laws...............................................    7
 Section 3.10   Voting Trusts...........................................................    7
 Section 3.11   Miscellaneous Powers....................................................    7
 Section 3.12   Further Powers..........................................................    8

ARTICLE IV  -- ADVISORY, MANAGEMENT AND DISTRIBUTION ARRANGEMENTS

 Section 4.1    Advisory and Management Arrangements....................................    8
 Section 4.2    Distribution Arrangements...............................................    9
 Section 4.3    Parties to Contract.....................................................    9
 Section 4.4    Provisions and Amendments...............................................    9

ARTICLE V --  LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHER

 Section 5.1    Trustees, Shareholders, etc. Not Personally Liable; Notice..........        9
 Section 5.2    Trustee's Good Faith Action; Expert Advice; No Bond or Surety.......       10
 Section 5.3    Indemnification of Shareholders.....................................       10
 Section 5.4    Indemnification of Trustees, Officers, etc..........................       10
 Section 5.5    Compromise Payment..................................................       11
 Section 5.6    Indemnification Not Exclusive, etc..................................       12
 Section 5.7    Liability of Third Persons Dealing with Trustees....................       12

ARTICLE VI --  SHARES OF BENEFICIAL INTEREST

 Section 6.1    Beneficial Interest.................................................       12
 Section 6.2    Series Designation..................................................       12
 Section 6.3    Class Designation...................................................       14
 Section 6.4    Rights of Shareholders..............................................       15
 Section 6.5    Trust Only..........................................................       15
 Section 6.6    Issuance of Shares..................................................       16
 Section 6.7    Register of Shares..................................................       16
 Section 6.8    Transfer Agent and Registrar........................................       16
 Section 6.9    Transfer of Shares..................................................       16
 Section 6.10   Notice..............................................................       17

ARTICLE VII -- CUSTODIANS

 Section 7.1    Appointment and Duties..............................................       17
 Section 7.2    Action Upon Termination of Custodian Agreement......................       18
 Section 7.3    Central Certificate System..........................................       18
 Section 7.4    Acceptance of Receipts in Lieu of Certificates......................       18

ARTICLE VIII -- REDEMPTION

 Section 8.1    Redemptions.........................................................       18
 Section 8.2    Redemptions of Accounts of Less than a Minimum Dollar Amount........       19

ARTICLE IX  -- DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

 Section 9.1.   Net Asset Value.....................................................       19
 Section 9.2.   Distributions to Shareholders.......................................       19
 Section 9.3.   Power to Modify Foregoing Procedures................................       19

ARTICLE X -- SHAREHOLDERS

 Section 10.1   Voting Powers.......................................................       20
 Section 10.2   Meetings............................................................       20
 Section 10.3   Quorum and Required Vote............................................       20

 Section 10.4    Record Date for Meetings......................................      21
 Section 10.5    Proxies.......................................................      21
 Section 10.6    Additional Provisions.........................................      21
 Section 10.7    Reports.......................................................      21
 Section 10.8    Shareholder Action by Written Consent.........................      21

ARTICLE XI --   DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS; ETC.

 Section 11.1    Duration......................................................      22
 Section 11.2    Termination...................................................      22
 Section 11.3    Reorganization................................................      23
 Section 11.4    Amendment Procedure...........................................      23
 Section 11.5    Incorporation.................................................      24

ARTICLE XII --  MISCELLANEOUS

 Section 12.1    Filing........................................................      24
 Section 12.2    Resident Agent................................................      25
 Section 12.3    Governing Law.................................................      25
 Section 12.4    Counterparts..................................................      25
 Section 12.5    Reliance by Third Parties.....................................      25
 Section 12.6    Provisions in Conflict with Law or Regulations................      26

                             AMENDED AND RESTATED
                                 AGREEMENT AND
                             DECLARATION OF TRUST
                                      OF
                              PACIFIC SELECT FUND

          THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST of Pacific Select Fund made this 25th day of October, 1999 by the parties signatory hereto, as trustees (such persons, so long as they shall continue in office in accordance with the terms of this Amended and Restated Agreement and Declaration of Trust, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Amended and Restated Agreement and Declaration of Trust and are then in office, being hereinafter called the "Trustees") and by the holders of shares of beneficial interest issued and to be issued in the future hereunder hereinafter provided.

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the trust was formed on [May 4, 1987] as a trust fund under the laws of the Commonwealth of Massachusetts for the investment and reinvestment of funds contributed thereto;

          WHEREAS, an Agreement and Declaration of Trust dated May 4, 1987, and several amendments and restatements thereto (collectively, the "Trust Investment") have been executed by the then-current Trustees of the Trust;

          WHEREAS, it is the desire of the Trustees that the beneficial interest in the trust assets continue to be divided into transferable shares of beneficial interest, which may, at the discretion of the Trustees, be divided into separate series as hereinafter provided;

          WHEREAS, the Trustees desire to permit the trust assets to be divided into separate classes of separate series;

          NOW, THEREFORE, the Trustees hereby declare that they will continue to hold in trust all money and property contributed to the trust fund (and each series and class thereof) to manage and dispose of the same for the benefit of the holders from time to time of the shares of beneficial interest issued hereunder and subject to the provisions hereof, to wit:

                                   ARTICLE I

                                   The Trust

          1.1.   Name. The name of the trust created hereby (the "Trust"),
                 ----
which term shall be deemed to include any series of the Trust when the context requires, shall be "Pacific Select Fund," and so far as may be practicable the Trustees shall conduct the activities of the Trust, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever hereinafter used) shall refer to the Trustees as Trustees, and not individually, and shall not refer to the officers, agents, employees or shareholders of the Trust or any Series thereof. Each series of the Trust which shall be established and designated by the Trustees pursuant to Section 6.2 and Section 6.3, respectively, shall conduct its activities under such name as the Trustees shall determine and set forth in the resolution establishing such Series or Class. Should the Trustees determine that the use of the name of the Trust, or any Series or Class thereof, is not advisable, they may select such other name for the Trust, or such Series or Class thereof, as they deem proper and the Trust, or such Series or Class thereof, may conduct its activities under such other name. Any name change shall be effected by resolution of a majority of the then Trustees. Any such resolution, which shall be reduced to writing and certified by any officer of the Trust, shall have the status of an amendment to this Amended and Restated Declaration of Trust.

          1.2. Definitions. As used in this Agreement and Declaration of Trust,
               -----------
the following terms shall have the following meanings:

          The "1940 Act" refers to the Investment Company Act of 1940 and the
               --------
regulations promulgated thereunder, as amended from time to time.

          The terms "Affiliated Person", "Assignment", "Commission", "Interested
                     -----------------    ----------    ----------    ----------
Person", "Majority Shareholder Vote" (the 67% or 50% requirement of the third
------    -------------------------
sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the 1940 Act.
 ---------------------
"Commission" shall mean the U.S. Securities and Exchange Commission.

          "Class" shall mean any separate Class of a Series that may be
           -----
established and designated by the Trustees from time to time pursuant to Section 6.3.

          "Declaration" or "Declaration of Trust" shall mean this Amended and
           -------------------------------------
Restated Agreement and Declaration of Trust as amended from time to time. References in this Declaration to "Declaration", "hereof", "herein" and
                                   -----------    ------    ------
"hereunder" shall be deemed to refer to the Declaration rather than the article
 ---------
or section in which such words appear.

          "Fundamental Policies" shall mean the investment objective for each
           --------------------
Series and the investment restrictions set forth in the registration statement for the Trust on Form N-1A and designated as fundamental policies therein.

          "Person" shall mean and include individuals, corporations,
           ------
partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          "Prospectus" shall mean the currently effective prospectus of any
           ----------
Series of the Trust under the Securities Act of 1933, as amended.

          "Series" shall mean any separate Series that may be established and
           ------
designated by the Trustees from time to time pursuant to Section 6.2.

          "Shareholders" shall mean as of any particular time all holders of
           ------------
record of outstanding Shares at such time.

          "Shares" shall mean the equal proportionate transferable units of
           ------
interest into which the beneficial interest in any Series and Class of the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. All references to Shares shall be deemed to be Shares of any or all Series and/or any or all Classes as the context may require.

          "Trustees" shall mean the signatories to this Declaration, so long as
           --------
they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as Trustees in accordance with the provisions hereof and are then in office, and each such person is herein referred to as the "Trustee", and reference in this Declaration to a Trustee or Trustees shall refer to such person or persons in their capacity as Trustees hereunder.

          "Trust Property" shall mean as of any particular time any and all
           --------------
property, real or personal, tangible or intangible, which at such time in owned or hold by or for the account of the Trust, any Series or Class thereof, or the Trustees.

                                  ARTICLE II

                                   Trustees

          2.1.  Management of the Trust. The business and affairs of the Trust
                -----------------------
shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility. The Trustees named herein (or their successors appointed hereunder) shall serve until the election of Trustees at the first meeting of Shareholders of the Trust.

          2.2.  Election of Trustees. Except for any Trustees appointed to
                --------------------
fill vacancies pursuant to Section 2.4 hereof, the Shareholders of the Trust shall elect Trustees at Shareholder meetings called for that purpose to the extent required by the 1940 Act. The Trustees need not be elected annually or at regular intervals. Except as provided in Section 10.2, the Trustees shall not be required to call a meeting of Shareholders for the purpose of electing Trustees, provided, however, that in the event that at any time, other than the time preceding the first meeting of Shareholders for the purpose of electing Trustees, less than a majority of the Trustees holding office at that time were elected by the Shareholders, a meeting of the Shareholders for the purpose of electing Trustees shall be held promptly and in any event within 60 days (unless the Commission shall by order extend such period). No election of a Trustee shall become effective, however, until the person elected shall have accepted such election and agreed in writing to be bound by the terms of this Declaration. If re-elected, a Trustee may succeed himself or herself. Trustees need not own shares.

          2.3.  Term of Office of Trustees. A Trustee duly appointed or elected
                --------------------------
hereunder shall hold office until the occurrence of any of the following: (a) the Trustee may resign his or her trust by written instrument signed by him or her and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) the Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) the Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) the Trustee may be removed at any meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares or by a written declaration executed, without a meeting, by the holders of not less than two-thirds of the outstanding Shares.

          2.4.  Termination of Service and Appointment of Trustees. In case of
                --------------------------------------------------
the death, resignation, retirement, removal or mental or physical incapacity of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees may (but need not unless required by the 1940 Act, so long as there are at least two remaining Trustees) fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. Such appointment shall be effective upon the signing of a written instrument by a majority of the Trustees in office and the written acceptance of this Declaration by the appointee. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees and the written acceptance of this Declaration by the appointee. As soon as any Trustee so appointed shall have accepted this Trust, the trust estate shall vast in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee hereunder. Any appointment authorized by this Section 2.4 is subject to the provisions of Section 16(a) of the 1940 Act.

          2.5.  Temporary Absence of Trustee. Any Trustee may, by power of
                ----------------------------
attorney, delegate his or her power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two of the Trustees personally exercise the power hereunder except as herein otherwise expressly provided.

          2.6.  Number of Trustees. The number of Trustees serving hereunder
                ------------------
at any time shall be determined by the Trustees themselves, but shall not be less than two (2) or more than fifteen (15).

          2.7.  Effect of Death, Resignation, etc. of a Trustee. The death,
                -----------------------------------------------
resignation, retirement, removal, or mental or physical incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or any Series or Class hereunder or to revoke or terminate any existing agency or contract created pursuant to the terms of this Declaration, and until such vacancy is filled, the Trustees in office, regardless of their number, shall have all of the powers granted to the Trustees and shall discharge all the duties imposed upon them by this Declaration.

          2.8.  No Accounting. Except to the extent required by the 1940 Act or
                -------------
under circumstances which would justify his or her removal for cause, no person ceasing to be a Trustee as a result of his death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the shareholders or remaining Trustees upon such cessation.

          2.9.  Ownership of the Trust. The assets of the Trust shall be held
                ----------------------
separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or by any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

                                  ARTICLE III

                              Powers of Trustees

          3.1.  General. The Trustees in all instances shall act as principals,
                -------
and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not be bound or limited by present or future laws or customs with regard to investment by trustees or fiduciaries, but shall have full authority and absolute power and control over the Trust Property and business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, including such authority, power and control to do all acts and things as they, in their uncontrolled discretion, shall deem proper to accomplish the purposes of this Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid powers.

          3.2.  Investments. The Trustees shall have power, subject to the
                -----------
Fundamental Policies, to:

                (a) conduct, operate and carry on the business of an investment company;

                (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, lend, exchange, mortgage, hypothecate, lease, distribute or otherwise deal in or dispose of common stocks, preferred stocks, bonds, debentures, warrants and rights to purchase securities, mortgage related securities such as mortgage-backed securities and collateralized mortgage obligations, options on securities, futures contracts and options on futures contracts, covered spread options, certificates of beneficial interest, negotiable or non-negotiable instruments, bank obligations, evidences of indebtedness, privately placed debt securities, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, firm commitment agreements and "when-issued" securities and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and not prohibited by the Fundamental Policies of the Trust, foreign securities of issuers or governments organized under foreign laws, and any other securities, instruments, assets, or obligations; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which any Series of the Trust may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

          The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.

          3.3.  Legal Title. Legal title to all the Trust Property shall be
                -----------
vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust or any Series thereof, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust or any Series thereof is appropriately protected.

          3.4.  Issuance and Repurchase of Securities. The Trustees shall have
                -------------------------------------
the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares, including shares in fractional denominations, and, subject to the more detailed provisions set forth in Articles VIII and IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the applicable Series of the Trust whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

          3.5.  Borrow Money. Subject to the Fundamental Policies, the Trustees
                ------------
shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust or any Series thereof, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, form, association or corporation.

          3.6.  Officers; Delegation; Committees. The Trustees may, as they
                --------------------------------
consider appropriate, elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee and may provide for the compensation of all of the foregoing. The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient. The Trustees may appoint from their number and terminate any one or more committees consisting of two or more Trustees, including without implied limitation an Executive Committee which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the powers and authority of the Trustees as the Trustees may determine.

          3.7.  Collection and Payment. The Trustees shall have power to
                ----------------------
collect all property due to the Trust or any Series thereof; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise, arbitrate or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust or any Series thereof; and to enter into releases, agreements and other instruments.

          3.8.  Expenses.  The Trustees shall have power to incur and pay any
                --------
expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Trust, or any Series or Class thereof, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

          3.9.  Manner of Acting; By-laws. Except as otherwise provided herein
                -------------------------
or in the By-laws or required by the 1940 Act, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), including any meeting held by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office (or such larger or different number as may be required by the 1940 Act or other applicable law). The Trustees may adopt and from time to time amend or repeal the By-laws for the conduct of the business of the Trust.

          3.10. Voting Trusts. The Trustees shall have power and authority for
                -------------
and on behalf of the Trust to join with other holders of any securities or debt instruments in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

          3.11. Miscellaneous Powers. The Trustees shall have the power to:
                --------------------
(a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series or Class thereof; (b) enter into joint ventures, partnership and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance as they deem necessary or appropriate for the conduct of the business, including without limitation, policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust, or any Series or Class thereof, against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust, or any Series or Class thereof, has dealings, including any adviser, administrator, manager, distributor and selected dealers with respect to any Series or Class, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; and (i) adopt a seal for the Trust, provided that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

          3.12.  Further Powers. The Trustees shall have power to conduct the
                 --------------
business of the Trust or any Series or Class thereof, carry on its operations and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust or any Series or Class thereof although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust or any Series or Class thereof made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with the Trust Property. No Trustee shall be required to give any bond or other security for the performance of any of his duties hereunder.

                                  ARTICLE IV

              Advisory, Management and Distribution Arrangements

          4.1.   Advisory and Management Arrangements. Subject to a Majority
                 ------------------------------------
Shareholder Vote, if required by law, of the applicable Series or Class, the Trustees may in their discretion from time to time enter into advisory, administrative or management contracts whereby the other party to such contract shall undertake to furnish to the Trustees such advisory, administrative and management services, with respect to a Series or a Class as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Subject to a Majority Shareholder Vote if required by law, the investment adviser may engage one or more firms to serve as Portfolio Manager to a Series pursuant to a sub-investment advisory contract in which the Portfolio Manager makes all determinations with respect to the purchase and sale of portfolio securities and places, in the names of the Series all orders for execution of the Series' portfolio transactions upon such terms and conditions and for such compensation as the Trustees may in their discretion approve. A Portfolio Manager may, in turn, engage its own sub-adviser in managing a particular Series. Notwithstanding any provisions of this Declaration, the Trustees may authorize any adviser, portfolio manager, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities of any Series of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of any such adviser, portfolio manager, administrator or manager (and all without further action by the Trustees). Any such purchases, sales, loans or exchanges shall be deemed to have been authorized by all of the Trustees.

          4.2.  Distribution Arrangements. The Trustees may in their
                -------------------------
discretion from time to time enter into a contract, providing for the sale of the Shares of the Trust, or any Series or any Class thereof, whereby the Trust may either agree to sell such Shares to the other party to the contract or appoint such other party as its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine to be not inconsistent with the provisions of this Article IV or the By-laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers to further the purpose of the distribution or repurchase of the Shares. The Trustees may adopt a Distribution Plan or related plan pursuant to Rule 12b-1 of the 1940 Act and may authorize the Trust to make payments from its assets pursuant to such Plan.

          4.3.  Parties to Contract. Any contract of the character described
                -------------------
in Sections 4.1 and 4.2 of this Article IV or in Article VII hereof may be entered into with any corporation, firm, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, Trustee, shareholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom. The same person (including a firm, corporation, trust or association) may be the other party to contracts entered into pursuant to Sections 4.1 and 4.2 above or Article VII, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.3.

          4.4.  Provisions and Amendments. Any contract entered into pursuant
                -------------------------
to Sections 4.1 and 4.2 of this Article IV shall be consistent with and subject to the requirements of Section 15 of the 1940 Act with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof, and no amendment to any contract entered into pursuant to Section 4.1 shall be effective unless consented to by a Majority Shareholder Vote of the applicable Series if required by law.

                                   ARTICLE V

         Limitations of Liability of Shareholders, Trustees and Others

          5.1.  Trustees, Shareholders, etc. Not Personally Liable; Notice. All
                ----------------------------------------------------------
persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Series with which such person dealt for payment under such credit, contract or claim; and neither the Shareholders of any Series nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, nor any other Series shall be personally liable therefore. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, any Series or Class thereof, or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust (or the Series) or the Trustees and not personally. Nothing in this Declaration shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

          Every note, bond, contract, instrument, certificate, share or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

          5.2.  Trustee's Good Faith Action; Expert Advice; No Bond or Surety.
                -------------------------------------------------------------
The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any adviser, administrator, manager, distributor, selected dealer, appraiser or other expert, consultant or agent. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

          5.3.  Indemnification of Shareholders. In case any Shareholder (or
                -------------------------------
former Shareholder) of any Series of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, said series (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereons and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of said Series' estate to be held harmless from and indemnified against all loss and expense arising from such liability.

          5.4.  Indemnification of Trustees, Officers, etc. The Trust shall
                ------------------------------------------
indemnify (from the assets of the Series or Series in question or, if appropriate and permitted, from the assets of a Class or Classes) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), hereinafter referred to as a "Covered Person" against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Series in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Series in question if it in ultimately determined that indemnification of such expenses is not authorized under this Article V and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

          5.5.  Compromise Payment. As to any matter disposed of by a
                ------------------
compromise payment by any such Covered Person referred to in Section 5.4, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          5.6.  Indemnification Not Exclusive. etc, The right of
                ----------------------------------
indemnification provided by this Article V shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article V, "Covered Person" shall include such person's heirs, executors and administrators; "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          5.7.  Liability of Third Persons Dealing with Trustees. No person
                ------------------------------------------------
dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                                  ARTICLE VI

                         Shares of Beneficial Interest

          6.1.  Beneficial Interest. The interest of the beneficiaries
                -------------------
hereunder shall be divided into transferable shares of beneficial interest with par value $.001 per share. The number of such shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable.

          6.2.  Series Designation.  The Trustees, in their discretion from
                ------------------
time to time, may authorize the division of Shares into one or more Series, each such Series relating to a separate portfolio of investments.

          The first twenty of such Series have been established and designated and are as follows:

               Money Market Portfolio
               High Yield Bond Portfolio
               Managed Bond Portfolio
               Government Securities Portfolio
               Small-Cap Equity Portfolio* (formerly, the Growth Portfolio) Aggressive Equity Portfolio
               Growth LT Portfolio
               Equity Income Portfolio
               Multi-Strategy Portfolio
               Large-Cap Value Portfolio
               Mid-Cap Value Portfolio
               Equity Portfolio

               Bond and Income Portfolio
               Equity Index Portfolio
               Small-Cap Index Portfolio
               REIT Portfolio
               International Value Portfolio* (formerly, the International Portfolio)
               Emerging Markets Portfolio
               Diversified Research Portfolio*
               International Large-Cap Portfolio*

*  Effective as of January 1, 2000.

          Different Series may be established and designated and variations in the relative rights and preferences as between the different Series shall be fixed and determined by the Trustees; provided that all Shares shall be identical except as provided for by Section 6.3 and except that there may be variations between different Series as to investment policies, securities portfolios, purchase price, determination of net asset value, the price, terms and manner of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights.

          The following provisions shall be applicable to all series:

          (a) The number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and required of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.

          (b) The power of the Trustees to invest and reinvest the Trust Property of each Series that has been or that may be established shall be governed by Section 3.2 of this Declaration.

          (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

          (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

          (e) The power of the Trustees to pay dividends and make distributions with respect to any one or more Series shall be governed by Section 9.2 of this Trust. Dividends and distributions on Shares of a particular Series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series, from such of the income and capital gains, accrued liabilities belonging to that Series. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions.

          (f) The establishment and designation of any Series of Shares shall be effected by resolution of the Board of Trustees. Upon such establishment and designation of any new Series, an officer of the Trust shall reduce any such resolution to writing, certify to the contents of the resolution, and file with the Commonwealth of Massachusetts an appropriate notification of such newly established and designated Series. The failure to file a notification regarding the establishment and designation of any Series with the Commonwealth of Massachusetts shall not affect the validity of the establishment and designation of such Series.

          6.3. Class Designation.  The Trustees, in their discretion, may
               -----------------
authorize the division of the Shares of any Series of the Trust into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of a particular Class of any Series shall be identical to all other Shares of the same Series as the case may be, except that there may be variations between different Classes as to distribution and service arrangements and related expenses, allocation of expenses, rights of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several classes shall have separate voting rights.

If the Trustees shall divide the Shares of any Series into two or more Classes, the following provisions shall be applicable.

          (a) All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

          (b) The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares or any Series of any Shares into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

          (c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

          (d) The establishment and designation of any new Class of Shares shall be effected by a resolution of the Board of Trustees. Upon such establishment and designation of any new Class, an officer of the Trust shall reduce any such resolution to writing, certify to the content of the resolution, and file with the Commonwealth of Massachusetts an appropriate notification of such newly established and designated Class. The failure to file a notification regarding the establishment and designation of any Class with the Commonwealth of Massachusetts shall not affect the validity of the establishment and designation of such Class.

          6.4. Rights of Shareholders. The ownership of the Trust Property of
               ----------------------
every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares with respect to a particular Series, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust, or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except for rights to exchange Shares of one Series for Shares of another Series as set forth in the Prospectus).

          6.5. Trust Only. It is the intention of the Trustees to create only
               ----------
the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

          6.6. Issuance of Shares. The Trustees, in their discretion, may from
               ------------------
time to time without a vote of the Shareholders issue Shares with respect to any Series or Class that may have been established and designated pursuant to
Section 6.2. and Section 6.3., respectively, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount not less than the then current net asset value of said Shares and type of consideration, including cash or property, at such time or times and on such terms as the Trustee may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interests in such Series of the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or multiples thereof.

          6.7. Register of Shares. A register shall be kept at the Trust or
               ------------------
the offices of any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares (with respect to each Series that may have been established) held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each Series and Class of the Trust. Each such register shall be conclusive as to who are the holders of the Shares of the applicable Series and Classes thereof, and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. The Trust shall not be required to issue certificates for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

          6.8. Transfer Agent and Registrar. The Trustee shall have power to
               ----------------------------
employ a transfer agent or transfer agents, and a registrar or registrars, with respect to each Class of Shares of the various Series. The transfer agent may keep the applicable register and record therein the original issues and transfers, if any, of the said Shares of the applicable Series. Any such transfer agent and registrar shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, except as modified by the Trustees.

          6.9. Transfer of Shares. Shares shall be transferable on the records
               ------------------
of the Trust only by the record holder thereof or by his agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery, the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

          Any person becoming entitled to any Shares in consequence of the death, bankruptcy or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death bankruptcy or incompetence, or other operation of law.

          6.10. Notice. Any and all notices to which any Shareholder hereunder
                ------
may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the applicable register of the Trust.

                                  ARTICLE VII

                                  Custodians

          7.1.  Appointment and Duties. The Trustees shall at all times employ,
                ----------------------
as custodian with respect to each Series of the Trust, a custodian or custodians, each of which shall meet the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act. It is contemplated that separate custodians may be employed for the different Series of the Trust. Any custodian, acting with respect to one or more Series, shall have authority as agent of the Trust or the Series with respect to which it is acting, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-laws of the Trust and the 1940 Act:

          (1) to hold the securities owned by the Trust or the Series and deliver the same upon written order;

          (2) to receive any receipt for any monies due to the Trust or the Series and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

          (3)   to disburse such funds upon orders or vouchers;

          (4) if authorized by the Trustees, to keep the books and accounts of the Trust or the Series and furnish clerical and accounting services; and

          (5) if authorized to do so by the Trustees, to compute the net income and the value of the net assets of the Trust or the Series;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote of the Series with respect to which the custodian is acting, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.

          The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

          7.2.  Action Upon Termination of Custodian Agreement. Upon
                ----------------------------------------------
termination of any custodian agreement with respect to any Series or inability of any custodian to continue to serve, the Trustees shall promptly appoint a successor custodian or take such other action as the Trustees deem appropriate. If so directed by vote of the holders of a majority of the Shares of such Series outstanding and entitled to vote, the custodian shall deliver and pay over all Trust Property held by it an specified in such vote.

          7.3.  Central Certificate System. Subject to such rules, regulations
                --------------------------
and orders as the Commission may adopt or issue, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust or the Series in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

          7.4.  Acceptance of Receipts in Lieu of Certificates. Subject to such
                ----------------------------------------------
rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to accept written receipts or other written evidences indicating purchases of securities held in book-entry form in the Federal Reserve System in accordance with regulations promulgated by the Board of Governors of the Federal Reserve System and the local Federal Reserve Banks in lieu of receipt of certificates representing such securities.

                                 ARTICLE VIII

                                  Redemption

          8.1.  Redemptions. All outstanding Shares of any Class of any Series
                -----------
of the Trust may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this Article VIII. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder of a particular Series, redeem or repurchase from such Shareholder outstanding Shares of such Series at the net asset value of such Shares as provided in the 1940 Act. If so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees or deferred sales charges for effecting such redemption, at such rates an the Trustees may establish, as and to the extent permitted under the 1940 Act, and may, at any time and from time to time, pursuant to such Act, suspend such right of redemption. The procedures for effecting redemption shall be as set forth in the Prospectus with respect to the applicable Series, as such Prospectus may be amended from time to time.

          8.2.  Redemptions of Accounts of Less than a Minimum Dollar Amount.
                ------------------------------------------------------------
The Trustees shall have the power to redeem shares at a redemption price determined in accordance with Section 8.1 if at any time the total investment in such account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion; provided, however, that the Trustees may exercise such power with respect to Shares of any Series or Class of any Series only to the extent the Prospectus describes such power with respect to such Series or Class of such Series. In the event the Trustees determine to exercise their power to redeem Shares provided in this Section 8.2, Shareholders shall be notified that the value of their account is less than the then effective minimum dollar amount and allowed 60 days to make an additional investment before redemption in processed.

                                  ARTICLE IX

        Determination of Net Asset Value, Net Income and Distributions

          9.1.  Net Asset Value. The net asset value of each outstanding Share
                ---------------
of each Series of the Trust shall be determined with respect to each Series at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act. The method of determination of the net asset value shall be determined by the Trustees. The power and duty to make the daily calculations for any Series may be delegated by the Trustees to the adviser, administrator, manager, custodian, transfer agent or such other person as the Trustees may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

          9.2.  Distributions to Shareholders.  The Trustees from time to time
                -----------------------------
shall distribute ratably among the Shareholders of the Trust or a Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of the Trust or such Series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. The Trustees may retain and not reinvest from the net profits such amounts as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.

          9.3.  Power to Modify Foregoing Procedures. Notwithstanding any of
                ------------------------------------
the foregoing provisions of this Article IX, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per share net asset value of the Trust's Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable to enable the Trust to comply with any provision of the 1940 Act, or any securities association registered under the Securities Exchange Act of 1934, or any order of exemption issued by said Commission, all as in effect now or hereafter amended or modified.

                                   ARTICLE X

                                 Shareholders

          10.1. Voting Powers. The Shareholders shall have the power to vote
                -------------
(i) for the election of Trustees as provided in Article II, Section 2.2; (ii) for the removal of Trustees as provided in Article II, Section 2.3(d); (iii) with respect to any investment adviser as provided in Article IV, Section 4.1;
(iv) with respect to the merger, consolidation and sale of assets of the Trust as provided in Article XI, Section 11.3; (v) with respect to the amendment of this Declaration an provided in Article XI, Section 11.4; (vi) to the same extent as the Shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders (provided, however, that a shareholder of a particular Series or Class shall not be entitled to a derivative or class action on behalf of any other Series or Class (or shareholders of any other Series of the Trust); and (vii) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration, or the By-laws of the Trust or any regulation of the Trust, by the Commission or any State, or as the Trustees may consider desirable. Any matter affecting a particular Series or Class, including without limitation, matters affecting the investment advisory arrangements or investment policies or restrictions of a Series, if required by law, shall not be deemed to have been effectively acted upon unless approved by the required vote of the Shareholders of such Series or Class if required by law. Unless otherwise required by law, each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action to be taken by Shareholders which is required or permitted by law, this Declaration or any By-laws of the Trust.

          10.2.  Meetings. Shareholder meetings shall be held as specified in
                 --------
Article I of the By-laws and in Section 2.2 hereof at the principal office of the Trust or at such other place as the Trustees may designate. No annual or regular meetings of shareholders are required. Meetings of the Shareholders may be called by the Trustees and shall be held at such times, on such day and at such hour an the Trustees may from time to time determine, for the purposes specified in Section 2.2 and for such other purposes as may be specified by the Trustees.

          10.3.  Quorum and Required Vote. Except as otherwise provided by law,
                 ------------------------
the holders of thirty percent of the outstanding Shares of each Series or Class present in person or by proxy shall constitute a quorum for the transaction of any business at any meeting of Shareholders. If a quorum, as above defined, shall not be present for the purpose of any vote that may properly come before the meeting, the Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of the Shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as above defined, entitled to vote an such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened. Subject to any applicable requirement of law, this Declaration or the By laws, a plurality of the votes cast shall elect a

Trustee and all other matters shall be decided by a majority of the votes cast entitled to vote thereon.

          10.4.  Record Date for Meetings. For the purpose of determining the
                 ------------------------
shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date not more than 180 days prior to the date of any meeting of Shareholders or declaration of dividends or other action as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, except for dividend payments which shall be governed by Section 9.2 hereof.

          10.5.  Proxies. Any vote by a Shareholder of the Trust may be made
                 -------
in person or by proxy. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more officers of the Trust or other persons designated by the Trustees. Only Shareholders of record shall be entitled to vote, but this shall not prevent a Shareholder of record from seeking voting instructions from persons having a beneficial interest in the Trust's shares. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

          10.6.  Additional Provisions. The By-laws may include further
                 ---------------------
provisions for Shareholders' votes, meetings and related matters.

          10.7.  Reports. The Trustees shall cause to be prepared with respect
                 -------
to each Series and, to the extent deemed appropriate by the Trustees or an officer of the Trust, each Class at least annually a report of operations containing a balance sheet and statement of income and undistributed income of the applicable Series (and Class) of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. It is contemplated that separate reports may be prepared for the various Series and, to the extent deemed appropriate by the Trustees or an officer of the Trust, for the various Classes. Copies of such reports shall be mailed to all Shareholders of record of the applicable Series and Classes within the time required by the 1940 Act. The Trustees shall, in addition, furnish to the Shareholders such other reports or as required by applicable law or deemed appropriate by the Trustees.

          10.8.  Shareholder Action by Written Consent. Any action which may
                 -------------------------------------
be taken by Shareholders may be taken without a meeting if a majority of Shareholders of each Series or Class, as the circumstance may require, entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

                                  ARTICLE XI

           Duration; Termination of Trust; Amendment; Mergers; Etc.

          11.1.  Duration. Subject to the provisions of Sections 11.2 and 11.3
                 --------
hereof, this Trust shall continue without limitation of time.

          11.2.  Termination.
                 -----------

                 (a) The Trust, or any Series or Class thereof, may be terminated by the affirmative vote of a majority of the Trustees. Upon the termination of the Trust or any Series or Class:

                      (i) the Trust or such Series or Class shall carry on no business except for the purpose of winding up its affairs;

                      (ii) the Trustees shall proceed to wind up the affairs of the Trust or such Series or Class and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or such Series or Class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or such Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchanger transfer or other disposition of all or substantially all the Trust Property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by vote or consent of the holders of a majority of the Shares entitled to vote; and

                      (iii) after payment or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property of any Series or Class, in cash or in kind or partly each, among the Shareholders of such Series according to their respective rights.

               (b) After termination of the Trust or any Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease. Upon termination of any Series or Class, the Trustees thereunder shall be discharged from any further liabilities and duties with respect to such Series or

          Class, and the rights and interests of all Shareholders of such Series or Class shall thereupon cease.

          11.3.     Reorganization.  The Trustees may sell, convey and
                    --------------
transfer the assets of the Trust, or the assets belonging to any one or more Series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Series the assets of which are so transferred, or (2) not being made subject to, or not with the assumption of, any or all such liabilities; provided, however, that no assets belonging to any particular Series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by a Majority Shareholder Vote of that Series. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Series the assets belonging to which have so been transferred) among the Shareholders of the Series the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

          The Trust, or any one or more Series, may either as the successor, survivor, or non-survivor, (1) consolidate with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association, or corporation under the laws of which any one of the constituent entities is organized, or (2) merge into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by the Trust, or one or more Series as the case may be, in connection therewith. Any such consolidation or merger shall require the approval of a Majority Shareholder Vote of each Series affected thereby. The terms "merge" or "merger" as used herein shall not include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States.

          Shareholders shall have no right to demand payment for their shares or to any other rights of dissenting shareholders in the event the Trust or any Series participates in any transaction which would give rise to appraisal or dissenters' rights by a shareholder of a corporation organized under Chapter 156B of the General Laws of the Commonwealth of Massachusetts.

          11.4.  Amendment Procedure. All rights granted to the Shareholders
                 -------------------
under this Declaration are granted subject to the reservation of the right to amend this Declaration as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not materially adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration that materially adversely affects the rights of Shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) subject to the approval of a majority of the Shares entitled to vote. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

     Notwithstanding the foregoing, the Trustees may amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing to do so. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or any Series or Class thereof, to supply any omission, or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof.

          11.5.  Incorporation. With the approval of the holders of a majority
                 -------------
of the Shares, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organizations or entities.

                                  ARTICLE XII

                                 Miscellaneous

          12.1.  Filing. This Declaration and any amendment hereto shall be
                 ------
filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and also may be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee or officer of the Trust stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective as provided in Section 11.4. A restated Declaration, containing the original Declaration and all amendments theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

          12.2.  Resident Agent. The Trust shall maintain a resident agent in
                 --------------
the Commonwealth of Massachusetts, which agent shall be appointed from time to time by the Trustees. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof is delivered to the office of the Secretary of The Commonwealth of Massachusetts.

          12.3.  Governing Law. This Declaration is executed by the Trustees
                 -------------
and delivered in the Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth and reference shall be specifically made to the business corporation law of the Commonwealth of Massachusetts as to the construction of matters not specifically covered herein or as to which an ambiguity exists but the reference to said business corporation law is not intended to give the Trust, Trustees, Shareholders or any other person, any right, power, authority or responsibility only to or in connection with an entity organized in corporate form.

          12.4.  Counterparts. This Declaration may be simultaneously executed
                 ------------
in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

          12.5.  Reliance by Third Parties. Any certificate executed by an
                 -------------------------
individual who, according to the records of the Trust or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders; (b) the name of the Trust, or any Series or any Class thereof; (c) the due authorization of the execution of any instrument or writing; (d) the form of any vote passed at a meeting of Trustees or Shareholders; (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration; (f) the form of any By-laws adopted by or the identity of any officers elected by the Trustees; (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, or any Series or any Class thereof; or (h) the establishment of any Series or any Class, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

          12.6.  Provisions in Conflict with Law or Regulations.
                 ----------------------------------------------

                 (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

                 (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

          IN WITNESS WHEREOF, the undersigned have caused this Amended and Restated Agreement and Declaration of Trust to be executed as of the day and year first above written.


____________________________________    ________________________________________
Thomas C. Sutton                         Lucie H. Moore
Trustee                                  Trustee


____________________________________    ________________________________________
Richard L. Nelson                        Lyman W. Porter
Trustee                                  Trustee

____________________________________
Alan Richards
Trustee

                                             __________, 1999



          There personally appeared before me, _____ _______ who resides at _______________, who acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of the Trustees of Pacific Select Fund.

                                             ___________________________________
                                             Notary Public

                                             My commission expires:

                                  APPENDIX C

                          BROKERAGE ENHANCEMENT PLAN

     WHEREAS, Pacific Select Fund (the "Fund") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, shares of common stock of the Fund are currently divided into series, certain of which are listed on Schedule A hereto (the "Portfolios"), which Schedule can be amended to add or remove series by an amended schedule;

     WHEREAS, shares of common stock of the Portfolios are divided into Class A, Class B, Class C, Class S and Class V shares, and this Plan applies to the Fund and the Portfolios and the effect of the Plan does not vary based upon a class of a Portfolio;

     WHEREAS, the Fund employs Pacific Mutual Distributors, Inc. (the "Distributor") as distributor of the securities of which it is the issuer;

     WHEREAS, the Fund and the Distributor have entered into a Distribution Agreement pursuant to which the Fund has employed the Distributor in such capacity during the continuous offering of shares of the Fund;

     WHEREAS, the Board of Trustees of the Fund (the "Board") has determined that it is appropriate and desirable for the Fund to enter into agreements or arrangements with broker-dealers (each, a "broker-dealer") that will enable the Fund to receive, in addition to the execution of brokerage transactions, credits, benefits or other services ("directed brokerage credits") from a broker-dealer that the Fund may use to finance activities that are primarily intended to result in the sale of the Fund's shares, either directly or indirectly through the sale of variable annuity or variable life insurance contracts whose proceeds are invested in the Fund ("Variable Contracts");

     WHEREAS, any such directed brokerage credits are assets of the Fund, and the Fund wishes, pursuant to Rule 12b-1 under the Act, to utilize such assets in furtherance of the distribution of the Fund's shares, either directly or indirectly through the sale of the Variable Contracts; and

     WHEREAS, the Board has determined that, to the extent that the use of directed brokerage credits earned by a Portfolio under this Plan results in the increased distribution of the Fund's shares or the Variable Contracts, a benefit in the form of potential economies of scale should inure to that Portfolio and to the other Portfolios offered by the Fund;

     NOW, THEREFORE, the Fund hereby adopts this Plan on behalf of the Portfolios, in accordance with Rule 12b-l under the Act, on the following terms and conditions:

     1. The Fund is authorized to enter into agreements or arrangements with broker-dealers, pursuant to which the Fund may direct Pacific Life, in its capacity as the Fund's Adviser, and each of the portfolio managers retained by Pacific Life and the Fund to manage certain of the Fund's Portfolios ("Portfolio Managers") to allocate transactions for the purchase or sale of portfolio securities or other assets to broker-dealers, acting as agent for the Fund or its Portfolio, and receive, in addition to execution of the transaction, directed brokerage credits from the broker-dealer that can be used directly or indirectly to promote the distribution of the Fund's shares, provided that the
                                                             --------
Adviser or Portfolio Manager must reasonably believe that the broker-dealer will execute the transaction in a manner consistent with standards of best execution as described in the registration statement for the Fund, as amended from time to time.

     2. The directed-brokerage credits received by the Fund or a Portfolio shall be used by the Fund to compensate broker-dealers for the cost and expense of certain distribution-related activities or to procure from the broker-dealers or otherwise induce a broker-dealer to provide services, where such activities or services are intended to promote the sale of the Fund's shares, either directly or indirectly through the sale of the Variable Contracts. Such activities or services may be provided by the broker-dealer to which a purchase or sale transaction has been allocated or by another broker-dealer or other party at the direction of the broker-dealer, and may include (i) developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Fund, the Portfolios, or the Variable Contracts; (ii) participation in seminars and sales meetings designed to promote the distribution of shares of the Fund, the Portfolios or the Variable Contracts; (iii) providing information about the Fund, its Portfolios or the Variable Contracts, or mutual funds or variable contracts in general, to registered representatives of the broker-dealers; (iv) providing assistance to broker-dealers that are conducting due diligence on the Fund or its Portfolios or the Variable Contracts; or (v) financing any other activity that is intended to result in the sale of Fund shares or the Variable Contracts.

     3. The Fund may direct the Distributor to take appropriate actions to effect the purposes of this Plan, including, but not limited to, (a) directing on behalf of the Fund or a Portfolio and subject to the standards described above, the Adviser or a Portfolio Manager to allocate transactions for the purchase or sale of portfolio securities in the manner described in the Plan;
(b) compensating a broker-dealer for the cost and expense of certain distribution-related activities or procuring from a broker-dealer or otherwise inducing a broker-dealer to provide services, where such activities or services are intended to promote the sale of shares of the Fund or a Portfolio or the Variable Contracts, all on behalf of the Fund or a Portfolio. Subject to the standards set forth in Section 1, and subject to applicable law, the Adviser and a Portfolio Manager may direct brokerage transactions to a broker-dealer that is an affiliated person of the Distributor, the Adviser, or a Portfolio Manager, or directly to the Distributor. Provided that any directed brokerage credits derived from a transaction placed with a broker-dealer, as described in Section 1, inure to the benefit of the Portfolio on whose behalf the transaction was placed, any such credits may also inure to the benefit of other Portfolios of the Fund.

     4. This Plan shall not take effect with respect to a Portfolio until it has been approved by (a) a vote of a majority of the outstanding voting securities of that Portfolio; and, together with any related agreements, has been approved by (a) the Fund's Board of Trustees, and (b) those Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-l Trustees"), cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. As additional Portfolios of the Fund are established, this Plan shall not take effect with respect to such Portfolios until the Plan, together with any related agreements, has been approved by votes of a majority of both (a) the Fund's Board of Trustees and (b) the Rule 12b-1 Trustees cast in person at a meeting called, at least in part, for the purpose of voting on such approval.

     5. After approval as set forth in paragraph 4, and any other approvals required pursuant to the Act and Rule 12b-1 thereunder, this Plan shall take effect at the time specified by the Fund's Board of Trustees, or, if no such time is specified by the Trustees, at the time that all approvals necessary have been obtained. The Plan shall continue in full force and effect as to a Portfolio for so long as such continuance is specifically approved at least annually by votes of a majority of both (a) the Board of Trustees and (b) the Rule 12b-1 Trustees of the Trust, cast in person at a meeting called, at least in part, for the purpose of voting on this Plan.

     6. The Distributor shall provide to the Trustees of the Fund a written report of the amounts expended or benefits received and the purposes for which such expenditures were made at such frequency as may be required under Rule 12b-1 of the Act.

     7. This Plan may be terminated as to the Fund or each Portfolio at any time, without payment of any penalty, by vote of the Trustees of the Fund, by vote of a majority of the Rule 12b-l Trustees, or by a vote of a majority of the outstanding voting securities of the Portfolios on not more than 30 days' written notice to any other party to the Plan. In addition, all Agreements shall provide that such Agreement shall terminate automatically in the event of its assignment.

     8. This Plan may not be amended in any material respect unless such amendment is approved by (a) a vote of a majority of the outstanding voting securities of the pertinent Portfolio; and approved by a majority of both (a) the Fund's Board of Trustees and (b) the Rule 12b-1 Trustees cast in person at a meeting called, at least in part, for the purpose of voting on such approval.

     9. While this Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the Act) of the Fund shall be committed to the discretion of the Trustees who are not interested persons.

     10. The Fund shall preserve copies of this Plan and related agreements for a period of not less than six years from the date of termination of the Plan or related agreements, the first two years in an easily accessible place; and shall preserve all reports made pursuant to paragraph 6 hereof for a period of not less than six, the first two years in an easily accessible place.

     11. The provisions of this Plan are severable as to each Portfolio, and any action to be taken with respect to this Plan shall be taken separately for each Portfolio affected by the matter.


August __, 1999

                                  SCHEDULE A

                            Money Market Portfolio
                           High Yield Bond Portfolio
                            Managed Bond Portfolio
                        Government Securities Portfolio
         Growth Portfolio (to be renamed Small-Cap Equity Portfolio)*
                          Aggressive Equity Portfolio
                              Growth LT Portfolio
                            Equity Income Portfolio
                           Multi-Strategy Portfolio
                           Large-Cap Value Portfolio
                            Mid-Cap Value Portfolio
                               Equity Portfolio
                           Bond and Income Portfolio
                            Equity Index Portfolio
                           Small-Cap Index Portfolio
                                REIT Portfolio
    International Portfolio (to be renamed International Value Portfolio)*
                          Emerging Markets Portfolio
                      International Large-Cap Portfolio*
                        Diversified Research Portfolio*


* Effective January 1, 2000

                                  APPENDIX D

                        PORTFOLIO MANAGEMENT AGREEMENT


     AGREEMENT made this 4th day of June, 1999 among Pacific Life Insurance Company, a California Company ("Pacific Life"), Bankers Trust Company, ("BTC") and Pacific Select Fund, a Massachusetts business trust (the "Fund").

     WHEREAS, Pacific Select Fund, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company and is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective, policies and limitations;

     WHEREAS, the Fund offers shares in nine series designated as the Money Market Series, Managed Bond Series, High Yield Bond Series, International Series, Government Securities Series, Growth Series, Equity Income Series, Equity Index Series and Multi-Strategy Series, (the "Nine Series");

     WHEREAS, the Fund has retained Pacific Life to render investment management and administrative services to the Nine Series;

     WHEREAS, Pacific Life represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"), as amended;

     WHEREAS, BTC represents and warrants that it is a bank as that term is defined in the 1940 Act and the Advisers Act; and

     WHEREAS, Pacific Life and the Fund desire to retain BTC to furnish portfolio management services to the Equity Index Series in connection with Pacific Life's investment management activities on behalf of the Series, and BTC is willing to furnish such services to Pacific Life and the Fund;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between Pacific Life, BTC and the Fund as follows:

          1.  Appointment.  Pacific Life and the Fund hereby appoint BTC to act
              ------------
as Portfolio Manager to the Equity Index Series (the "Series"), for the periods and on the terms set forth in this Agreement. BTC accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

          In the event the Fund designates one or more classes other than the Series with respect to which Pacific Life and the Fund desire to retain BTC to render portfolio management services hereunder, they shall notify BTC in writing. If BTC is willing to render such services, it shall notify Pacific Life and the Fund in writing, whereupon such class shall become a Series hereunder, and be subject to this Agreement.

          2.     Portfolio Management Duties.  Subject to the supervision of
                 ----------------------------
Pacific Life and the Fund's Board of Trustees, BTC will provide a continuous investment program for the Series' portfolios, including investment research and management with respect to all securities and investments and cash equivalents in the portfolios. BTC will determine from time to time what securities and other investments will be purchased, retained or sold by the Series. BTC will provide the services under this Agreement in accordance with the Series' investment objectives, policies and restrictions as stated in the Fund's registration statement filed with the Securities and Exchange Commission ("SEC"), as amended. BTC further agrees that it will:

          (a) conform with all applicable rules and regulations of the 1940 Act, all other applicable federal and state laws and regulations and with any applicable procedures adopted by the Fund's Board of Trustees;

          (b) place orders pursuant to its investment determinations for the Series either directly with the issuer or with any broker or dealer. BTC is authorized to select brokers, dealers, and futures commission merchants and authorized to open and maintain brokerage accounts, commodities trading accounts, and accounts for and on behalf of the Series in accordance with procedures established by Pacific Life and approved by the Fund's Board of Trustees. BTC may place orders for the Series with its affiliate, BT Brokerage Corporation, in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and other applicable laws and regulations. In placing orders with brokers, dealers, and futures commission merchants, BTC will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, BTC may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide it with research advice and other services of lawful assistance to BTC in serving the Series as Portfolio Manager. BTC may effect transactions in futures contracts and options thereon for the Series with its affiliate, BT Futures Corporation, in accordance with applicable laws and regulations and with any applicable procedures established by Pacific Life and approved by the Fund's Board of Trustees;

          (c) on occasions when BTC deems the purchase or sale of a security to be in the best interest of the Fund as well as BTC's other investment advisory clients or any of its affiliates' investment advisory clients, BTC may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by BTC in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (d) in connection with the purchase and sale of securities of each Series, BTC will arrange for the transmission to the custodian and recordkeeping agent for the Fund on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be necessary to enable them to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, BTC will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian.

          (e) make available to Pacific Life and the Fund promptly upon their request all of the Fund's investment records and ledgers as are necessary to assist Pacific Life and the Fund in their compliance with respect to the Series' securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. BTC will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' Portfolio, and will furnish the Fund's Board of Trustees with respect to the Series such periodic and special reports as Pacific Mutual and the Trustees may reasonably request. BTC will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (f) not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only if (i) the Board of Trustees of the Fund has authorized such disclosure,
(ii) such disclosure is expressly required by applicable federal or state regulatory authorities, or (iii) such information has been made public other than by a breach of the subsection (f).

          (g) assist the custodian and recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Series for which the custodian and recordkeeping agent seeks assistance from or identifies for review by BTC and the parties agree that to the extent consistent with applicable law, BTC shall not bear responsibility for the determination of value of any such portfolio securities or other assets.

          (h) (i) use all necessary efforts to manage the Series so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (ii) use all necessary efforts to manage the Series so that it will comply with the diversification requirements of Section 817 (h) of the Internal Revenue Code and regulations issued thereunder.

          (i) in rendering the services required under this Agreement, BTC may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, BTC may not retain as subadvisors any company that would be an "investment adviser", as that term is defined in the 1940 Act, to the Fund unless the contract with such company is approved by a majority of the

Fund's Board of Trustees and a majority of the Trustees who are not parties to any agreement or contract with such person or persons and who are not "interested persons", as defined in the 1940 Act, of the Fund, BTC, or any such person or persons, and approved by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act.

BTC shall be responsible for making inquiries and for reasonably insuring that any employee of BTC, any person or firm that BTC has employed or with which it has associated, or any employee thereof, who has or will have a material connection with the handling of Fund assets, has not, to the best of BTC's knowledge:

          (i) been convicted, in the last 10 years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or involving violations of sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

          (ii)  been found by any state regulatory authority, within the last
10 years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

          (iii) been found by any federal or state regulatory authorities, within the last 10 years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

          3.  Expenses.  During the term of this Agreement, BTC will pay all
              --------
expenses incurred by it, its staff and their activities, in connection with its portfolio management under this Agreement. BTC shall not be required to bear the costs payable by the Fund, including the following expenses:

          (i) Expenses of all audits by the Fund's independent public accountants;

          (ii) Expenses of the Fund's transfer agent, dividend disbursing agent, and shareholder recordkeeping services;

          (iii) Expenses of the Fund's custodial services including recordkeeping services provided by the custodian;

          (iv)  Expenses of maintaining the Fund's tax records;

          (v) Salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of Pacific Life or any Portfolio Manager or an affiliate of Pacific Life or any Portfolio Manager;

          (vi)  Taxes levied against the Fund;

          (vii) Brokerage fees and commissions in connection with the purchaser and sale of portfolio securities for the Series;

          (viii) Costs, including the interest expense, of borrowing money;

          (ix) Costs and/or fees incident to meetings of the trust's shareholders, the preparation and mailings of prospectuses and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's existence, and the registrations of shares with federal and state securities or insurance authorities;

          (x) The Fund's legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

          (xi) Costs of printing stock certificates, if any, representing shares of the Fund;

          (xii) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of Pacific Life or any Portfolio Manager or any affiliate thereof;

          (xiii) The Fund's pro rata portion of the fidelity bond required by
Section 17(g) of the 1940 Act, or other insurance premiums;

          (xiv)  Association membership dues for the Fund;

          (xv) Extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under this Agreement), and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

          (xvi)  Organizational and offering expenses.

          4.  Compensation.  For the services provided, Pacific Life will pay a
              ------------
quarterly fee in advance to BTC, based on the net assets of the Equity Index Series at the beginning of each calendar quarter, at the annual rate of .07% of the first $100 million of the Series' net assets, reduced to .03% on the next $100 million of the Series' net assets, and further reduced to .01% of the Series' net assets over $200 million. This fee is subject to a minimum annual fee of $50,000 for calendar year 1994, $75,000 for calendar year 1995 and $100,000 for calendar year 1996 and each year thereafter (payable as soon as practicable after shareholder approval for 1994, payable on the second business day of the year for 1995 and 1996, and payable at the end of each calendar year thereafter). These fees for services, including minimum annual fees, shall be prorated for any portion of a year in which the Agreement is not effective; provided, however, that there shall be no proration or reimbursement of the minimum fees paid by Pacific Life to BTC for calendar years 1994, 1995 and 1996. With respect to calendar years 1994, 1995 and 1996, the minimum annual fees paid in advance by Pacific Life shall reduce any payments otherwise due in accordance with the above fee schedule.

          If this Agreement terminates before the end of a calendar quarter, the fee for that quarter (as determined under this paragraph four) shall be prorated based upon the proportion that the period from the beginning of the calendar quarter in which the Agreement was terminated to the date of termination bears to the full period of such quarter. The amount of such prorated fee shall be subtracted from the full fee that Pacific Life paid in advance for the quarter in which the Agreement was terminated and, subject to any minimum fee, as provided above, the difference shall be refunded to Pacific Life.

          5.  Books and Records.  In compliance with the requirements of Rule
              -----------------
31a-3 under the 1940 Act, BTC hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request, although BTC may, at its own expense, make and retain its own copy of such records. BTC further agrees to preserve the Series' records that are required to be maintained by Rule 31a-1 under the 1940 Act and that are not otherwise maintained by the Fund's recordkeeping agent, for the periods prescribed by Rule 31a-2 under the 1940 Act.

          6.  Compliance.  (a)  The Portfolio Manager agrees that it shall
              ----------
immediately notify Pacific Life and the Fund (i) in the event that the Securities and Exchange Commission has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (iii) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Portfolio Manager further agrees to notify Pacific Life and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

          (b) Pacific Life agrees that it shall immediately notify the Portfolio Manager (i) in the event that the Securities and Exchange Commission has censured Pacific Life of the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked Pacific Life's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (iii) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817
(h) of the Internal Revenue Code or the regulations thereunder.

          7.  Standard of Care.  BTC shall be responsible for the exercise of
              ----------------
reasonable
care in carrying out its responsibilities under this Agreement and for managing the Series in good faith and in accordance with the investment objectives, policies and instructions provided it; provided, however, that no provision of this Agreement shall be construed to protect any trustee, director, officer, agent or employee of the Fund, Pacific Life or BTC from liability by reason of willful misfeasance, bad faith or gross negligence in the performance of such person's duties or by reason of reckless disregard of obligations and duties under this Agreement.

          8.  Indemnification.  BTC agrees to indemnify and hold harmless,
              ---------------
Pacific Life, any affiliated person within the meaning of Section 2(a) (3) of the 1940 Act ("affiliated person") of Pacific Life and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Pacific Life against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which Pacific Life or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of BTC's responsibilities as Portfolio Manager of the Fund which (1) may be based upon any wrongful act or omission by BTC, any of its employees or representatives or any affiliate of or any person acting on behalf of BTC, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Fund or any Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Pacific Life, the Fund or any affiliated person of the Fund by BTC or any affiliated person of BTC; provided, however, that in no case is the indemnity of BTC in favor of Pacific Life or any affiliated person or controlling person of Pacific Life deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement.

          Pacific Life agrees to indemnify and hold harmless BTC, any affiliated person within the meaning of Section 2(a) (3) of the 1940 Act ("affiliated person") of BTC and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") BTC against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which BTC or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of Pacific Life's responsibilities as Investment Advisor of the Fund which (1) may be based upon any wrongful act or omission by Pacific Life, any of its employees or representatives or any affiliate of or any person acting on behalf of Pacific Life or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering shares of the Fund or any Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such statement or omission was made in reliance upon written information furnished to Pacific Life or any affiliated person of Pacific Life by BTC or any affiliated person of BTC;

provided however, that in no case is the indemnity of Pacific Life in favor of BTC, or any affiliated person or controlling person of BTC deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement.

          9.  Control.  Notwithstanding any other provision of the Agreement, it
              -------
is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve or disapprove any action hereunder taken on its behalf by BTC.

          10.  Services Not Exclusive.  It is understood that the services of
               ----------------------
BTC are not exclusive, and nothing in this Agreement shall prevent BTC, or any of its affiliates, from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

          11.  Duration and Termination.  This Agreement shall become effective
               ------------------------
on the date of its execution. Unless terminated as provided herein, the Agreement shall remain in full force and effect for two years from such date and continue on an annual basis with respect to each Series unless terminated in accordance with the following sentence; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of each Series (as defined in the 1940 Act), and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to the Agreement cast in person at a meeting called for the purpose of voting on such approval. In the event this Agreement is not approved in the manner described in the preceding sentence, the paragraph numbered eight (8) of this Agreement shall remain in effect as well as any applicable provision of this paragraph numbered eleven (11) and BTC shall not provide any services for such Series or receive any fees on account of such Series that fail to so approve of this Agreement. Not withstanding the foregoing, this Agreement may be terminated: (a) by Pacific Life at any time without penalty, upon sixty (60) days' written notice to BTC and the Fund (b) at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty
(60) days' written notice to BTC, or (c) by BTC, at any time without penalty by BTC, upon sixty (60) days' written notice to Pacific Life and the Fund. In the event of termination for any reason, all records of the Fund shall promptly be returned to Pacific Life or the Fund, free from any claim or retention of rights by BTC, although BTC may, at its own expense, make and retain its own copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

          12.  Amendments.  No provision of this Agreement may be changed,
               ----------
waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Fund, including a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

          13.  Use of Name.  It is understood that the name Pacific Select or
               -----------
any derivative thereof or logo associated with that name is the valuable property of Pacific Life and its affiliates, and that BTC has the right to use such name (or derivative or logo) only with the approval of Pacific Life and only so long as Pacific Life is Investment Adviser to the Fund and/or the Series. Upon termination of the Investment Management Agreement between the Fund (or Series) and Pacific Life or this agreement, BTC shall forthwith cease to use such name (or derivative or logo) and, in the case of the Fund, shall promptly amend its Agreement and Declaration of Trust to change its name.

          It is understood that the name Bankers Trust Company or any derivative thereof or logo associated with that name is the valuable property of BTC and its affiliates and that the Fund and/or the Series and Pacific Life have the right to use such name (or derivative or logo) in offering materials of the Fund with the approval of BTC and for so long as BTC is Portfolio Manager to the Fund and/or the Series. Upon termination of this Agreement, the Fund (or Series) and Pacific Life shall forthwith cease to use such name (or derivative or logo).

          14.  Miscellaneous.
               -------------

           a. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.


           b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

           c. To the extent permitted under paragraph numbered eleven (11) of this Agreement, the Agreement may not be assigned by any party without the prior written consent of the other parties.

           d. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

           e. Nothing herein shall be construed as constituting BTC as an agent of Pacific Life.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.



                                    PACIFIC LIFE LIFE INSURANCE

\s\                                 By:
__________________________
Attest                              Title: Chairman of the Board,
Title: Secretary                            Director and Chief Executive Officer


                                    BANKERS TRUST COMPANY

\s\                                 By:
__________________________
Attest                              Title: Vice President
Title: Vice President


                                    PACIFIC SELECT FUND

\s\                                 By:
__________________________
Attest                              Title: President
Title: Secretary

                                  APPENDIX E

                         PORTFOLIO MANAGEMENT AGREEMENT


     AGREEMENT made this ___ day of ____, ____ between Pacific Life Insurance Company, ("Adviser"), a California corporation, and Fund Asset Management, L.P., doing business as Mercury Asset Management US ("Mercury or Portfolio Manager"), a Delaware Limited Partnership, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust.

     WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund is authorized to issue shares of beneficial interest ("Shares") in separate portfolios, with each such portfolio representing interests in a separate portfolio; and

     WHEREAS, the Fund currently offers multiple Portfolios, two of which are designated as the Equity Index and Small-Cap Index Portfolios, such Portfolios together with any other Portfolios subsequently established by the Fund, with respect to which the Fund and Adviser desire to retain the Portfolio Manager to render investment advisory services hereunder, and with respect to which the Portfolio Manager is willing to do so, being herein collectively referred to also as the "Portfolios"; and

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

     WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Advisers Act; and

     WHEREAS, the Fund has retained the Adviser to render investment advisory services to the Portfolios pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Adviser to engage Portfolio Manager to discharge the Adviser's responsibilities with respect to the investment management of the Portfolio, a copy of which has been provided to the Portfolio Manager and is incorporated by reference herein; and

     WHEREAS, the Fund and the Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more Portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such Portfolios and the Adviser in the manner and on the terms hereinafter set forth; and

     NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Adviser, and the Portfolio Manager as follows:

     1.  Appointment.  The Fund and the Adviser hereby appoint Mercury to act as
         -----------
Portfolio Manager to the Equity Index and Small-Cap Index Portfolios ("the Portfolios") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more portfolios other than the Portfolios, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Fund and Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

     2.  Portfolio Manager Duties.  Subject to the supervision of the Fund's
         ------------------------
Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Portfolios and determine the composition of the assets of the Portfolios, including determination of the purchase, retention, or sale of the securities, cash, and other investments, including futures contracts and options thereon, for the Portfolios. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolios, when these transactions should be executed, and what portion of the assets of the Portfolios should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolios. To the extent permitted by the investment policies of the Portfolios, the Portfolio Manager shall make decisions for the Portfolios as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolios. The Portfolio Manager is authorized to exercise tender offers, exchange offers and to vote proxies on behalf of the Fund, each as the Portfolio Manager determines is in the best interest of the Fund. In performing these duties, the Portfolio Manager:

     (a) Will (1) manage the Portfolios in a manner that complies with requirements imposed upon regulated investment companies under Subchapter M of the Internal Revenue Code and (2) manage the Portfolios so as to ensure compliance by the Portfolios with the diversification requirements of Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. The Adviser will notify the Portfolio Manager of any amendments to the Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. In managing the Portfolios in accordance with these requirements, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Fund, counsel to the Adviser, or counsel to the Portfolio Manager that is also acceptable to the Adviser.

     (b) Shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Fund, the Adviser or the Portfolio Manager), (2) with all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts, (3) with any applicable procedures, policies and guidelines adopted by the Fund's Board of Trustees, (4) with the Portfolio's objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information, and (5) with the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time. Until the Adviser delivers any supplements or amendments to the Portfolio Manager, the Portfolio Manager shall be fully protected in relying on the Fund's Registration Statement previously furnished to the Portfolio Manager by the Adviser.

     (c) Will: (i) use its best efforts to identify each position in the Portfolios that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Internal Revenue Code, and (ii) make such determinations and inform the Adviser at least annually, (or more often and by such date(s) as the Adviser shall request), of any stock in a PFIC.

     (d)  Is responsible, in connection with its responsibilities under this
Section 2, for decisions to buy and sell securities and other investments for the Portfolios, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolios, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates) overall responsibilities with respect to the Portfolios and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to place orders on behalf of the Portfolios through the Portfolio Manager if the Portfolio Manager is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), to any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolios or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and Board of Trustees of the Fund, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor.

     (e) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Fund's Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

     (f) Will, in connection with the purchase and sale of securities for the Portfolios, together with the Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolios, and with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian, and recordkeeping agent, and, if required, the Adviser.

     (g) Will assist the custodian and recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Portfolios for which the custodian and recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager.

     (h) Will make available to the Fund and the Adviser promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Adviser to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

     (i) Will regularly report to the Fund's Board of Trustees on the investment program for the Portfolios and the issuers and securities represented in the Portfolios' portfolios, and will furnish the Fund's Board of Trustees with respect to the Portfolios such periodic and special reports as the Trustees and the Adviser may reasonably request, including, but not limited to, the monthly compliance checklist, monthly tax compliance worksheet, reports regarding compliance with the Fund's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the Investment Company Act of 1940, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, and compliance with the Portfolio Manager's Code of Ethics, and such other procedures or requirements that the Adviser may request from time to time.

     (j) Will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Fund and the Adviser will not disclose or use any records or information respecting the Portfolio Manager obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

     (k) Shall not permit any employee of the Portfolio Manager to have any material connection with the handling of the Portfolios if such employee has:

          (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

          (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

          (l) Shall provide to Adviser a copy of Portfolio Manager's Form ADV as filed with the Securities and Exchange Commission and a list of persons who Portfolio Manager wishes to have authorized to give written and/or oral instructions to Custodians of Fund assets for the Portfolios.

     3.   Disclosure about Portfolio Manager. The Portfolio Manager has reviewed
          ----------------------------------
the current Registration Statement for the Fund filed with the SEC and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. On an annual basis, (or more frequently if requested by the Adviser or the Fund's Board of Trustees) the Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

     4.   Expenses.  During the term of this Agreement, the Portfolio Manager
          --------
will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

          (a) Expenses of all audits by the Fund's independent public accountants;

          (b) Expenses of the Fund's transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

          (c) Expenses of the Fund's custodial services including recordkeeping services provided by the custodian;

          (d) Expenses of the Fund's recordkeeping services provided by the recordkeeping agent;

          (e) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

          (f) Expenses of obtaining portfolio activity reports for each Portfolio;

          (g) Expenses of maintaining the Fund's tax records;

          (h) Salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or its subsidiaries or affiliates (except that the Adviser, or any of its subsidiaries or affiliates, shall bear the expense with respect to executive officers and employees, if any, who are officers, directors, stockholders or employees of the Adviser or of its subsidiaries or affiliates);

          (i) Taxes, if any, levied against the Fund or any of its Portfolios;

          (j) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolios;

          (k) Costs,  including the interest expenses, of borrowing money;

          (l) Costs and/or fees incident to meetings of the Fund's shareholders, the preparation and mailings of proxy statements, prospectuses, statements of additional information and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's existence, and the registration of shares with federal and state securities or insurance authorities;

          (m) The Fund's legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

          (n) Costs of printing "share" stock certificates, if any, representing shares of the Fund;

          (o) Trustees' fees and expenses of Trustees of the Fund who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof (except that the Adviser shall bear the expense of any trustee who is an officer, employee, or stockholder of the Adviser or any affiliate thereof);

          (p) The Fund's fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

          (q) Association membership dues;

          (r) Extraordinary expenses of the Fund as may arise including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto (unless Portfolio Manager is responsible for such expenses under Section 14 of this Agreement); and

          (s) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

     5.   Compensation.  For the services provided and the expenses borne by the
          ------------
Portfolio Manager pursuant to this Agreement, the Adviser will pay to the Portfolio Manager a fee in accordance with the Fee Schedule attached to this Agreement. This fee will be computed and accrued daily and payable monthly. These fees for services shall be prorated for any portion of a year in which the Agreement is not effective.

     6.   Seed Money. The Adviser agrees that the Portfolio Manager shall not be
          ----------
responsible for providing money for the initial capitalization of any Portfolio.

     7.   Compliance.
          ----------

          (a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Fund in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Adviser and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

          (b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

     8.   Independent Contractor.  The Portfolio Manager shall for all purposes
          ----------------------
herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's Agent.

     9.   Books and Records.  In compliance with the requirements of Rule 31a-3
          -----------------
under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolios are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

     10.  Cooperation.  Each party to this Agreement agrees to cooperate with
          -----------
each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

     11.  Responsibility and Control.  Notwithstanding any other provision of
          --------------------------
this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

     12.  Services Not Exclusive.  It is understood that the services of the
          ----------------------
Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolios) or from engaging in other activities.

     13.  Liability.  Except as provided in Section 14 and as may otherwise be
          ---------
required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of
Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement. Notwithstanding the foregoing, the Portfolio Manager may be liable to the Fund for acts of good faith and nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Fund may have under federal or state securities laws.

     14.  Indemnification.
          ---------------

          (a) The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (collectively, "PL Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Trust which (i) may be based upon any willful misfeasance, bad faith, or gross negligence of, or by reckless disregard of, the Portfolio Manager's obligations and/or duties under this Agreement by the Portfolio Managers or by any of its directors, officers or employees, or any affiliate acting on behalf of the Portfolio Manager (other than a PL Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PL Indemnified Person); provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligation and duties under this Agreement.

          (b) The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of
Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (collectively, "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Fund which (i) may be based upon any willful misfeasance, bad faith or gross negligence by the Adviser, any of its employees or any affiliate acting on behalf of the Adviser (other than a Portfolio Manager Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Fund or the Adviser or any affiliated person of the Adviser by a Portfolio Manager Indemnified Person (other than an Adviser Indemnified Person); provided however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

     15.  Duration and Termination.  This Agreement shall become effective as of
          ------------------------
the date of execution first written above, and shall continue in effect for two years from such date and continue thereafter on an annual basis with respect to the Portfolios; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Fund, or (b) by the vote of a majority of the outstanding voting shares of each Portfolio, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding shares (as defined in the 1940 Act) of the Portfolios. This Agreement may be terminated:

          (a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, forfeiture, compulsory buyout amount, or performance of any other obligation which could deter termination, by vote of a majority of the entire Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, on 60 days' written notice to the Portfolio Manager and the Adviser;

          (b) by the Portfolio Manager at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Adviser and the Fund.

          (c) by the Adviser at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Portfolio Manager and the Fund.

     However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. In the event of termination for any reason, all records of the Portfolios shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement will terminate automatically in event of its assignment (as that term is defined in the 1940 Act), but shall not terminate in connection with any transaction not deemed an assignment within the meaning of Rules 2a-6 under the 1940 Act, or any other rule adopted by the SEC regarding transactions not deemed to be assignments. In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(h), 2(j), 9, 10, 11, 13, 14 and 16 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

     16.  Use of Name.
          -----------

          (a) It is understood that the name "Pacific Life Insurance Company" or "Pacific Life", or "Pacific Select Fund" or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is an investment adviser to the Fund and/or the Portfolios. Upon termination of the Investment Advisory Agreement between the Fund and the Adviser, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

          (b) It is understood that the name "Mercury" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and that the Adviser has the right to use such name (or derivative or logo), in offering materials of the Fund and/or

Portfolios with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or the Portfolios. Upon termination of this Agreement between the Fund, the Adviser and the Portfolio Manager, the Fund and the Adviser shall forthwith cease to use such name (or derivative or logo).

          (c) Neither the Fund nor the Advisers shall use the Portfolio Manager's name in promotional or sales related materials prepared by or on behalf of the Adviser or the Fund, without prior review and approval by the Portfolio Manager, which may not be unreasonably withheld.

     17.  Limitation of Liability.  A copy of the Amended and Restated Agreement
          -----------------------
and Declaration of Trust for the Fund is on file with the Secretary of the Commonwealth of Massachusetts. The Agreement and Declaration of Trust has been executed on behalf of the Trust by a Trustee of the Trust in his capacity as Trustee of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually.

     18.  Miscellaneous.
          -------------

          (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with prior written consent of the other parties.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

          (e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.


                                  PACIFIC LIFE INSURANCE COMPANY


Attest:                           By:______________________________
__________________________        Title
Title:



                                  FUND ASSET MANAGEMENT, L.P.


Attest:                           By:_______________________________
__________________________        Title:
Title:



                                  PACIFIC SELECT FUND


Attest:
__________________________        By:_______________________________
Title:                            Title:

                              PACIFIC SELECT FUND
                                  FEE SCHEDULE



Portfolio:  Equity Index and Small-Cap Index Portfolios

Fee:

The Adviser will pay to the Portfolio Manager a monthly fee based on the combined average daily net assets of these Portfolios at an annual rate equal to:

                        0.08% on the first $100 million
                        0.04% on the next $100 million
                        0.02% on the excess

                                  APPENDIX F

                        ADDENDUM TO ADVISORY AGREEMENT

     The Advisory Agreement made the 9th day of November, 1987, and subsequently amended on January 17, 1989, January 4, 1994, August 15, 1994, November 20, 1995, and December 18, 1998 between the PACIFIC SELECT FUND (the "Fund"), a Massachusetts business trust, and PACIFIC LIFE INSURANCE COMPANY (the "Adviser"), a corporation organized under the laws of California, (the "Agreement") is hereby amended by the addition of the provisions set forth in this Addendum to the Agreement ("Addendum"), which is made this ____ day of _____ 1999.

                                  WITNESSETH:

     WHEREAS, the Fund is authorized to issue an unlimited number of shares of beneficial interest ("Beneficial Interest") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Fund currently consists of eighteen series designated as the Money Market Portfolio, Managed Bond Portfolio, High Yield Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Equity Income Portfolio, Multi-Strategy Portfolio, International Portfolio, Equity Index Portfolio, Growth LT Portfolio, Equity Portfolio, Bond and Income Portfolio, Emerging Markets Portfolio, Aggressive Equity Portfolio, Mid-Cap Value Portfolio, Large-Cap Value Portfolio, Small-Cap Index Portfolio, and REIT Portfolio (each referred to as a "Series" in the Agreement, and hereinafter referred to as a "Portfolio"); and

     WHEREAS, the Fund intends to establish two additional Portfolios to be designated as the Diversified Research Portfolio and International Large-Cap Portfolio; and

     WHEREAS, the Fund desires to appoint the Adviser as manager and investment adviser to the Diversified Research Portfolio and International Large-Cap Portfolio under the provisions set forth in the Agreement and in this Addendum; and

     WHEREAS, the Adviser is willing to accept such appointment;

     NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Addendum, it is agreed between the parties hereto as follows:

     1. In addition to its responsibilities as specified in the Agreement, the Fund hereby appoints the Adviser to act as manager and investment adviser with respect to the Diversified Research Portfolio and International Large-Cap Portfolio which, in addition to all other Portfolios previously established, shall be deemed one of the Portfolios under the Agreement, subject to the terms and conditions as specified in the Agreement, including section six (6), "Compensation",
                                                                  ------------
          as amended by this Addendum.

     2.   Section six (6) ("Compensation") of the Agreement is amended by
                            ------------
          replacing the first paragraph with the following language:

               "6. Compensation.  For the services provided and the expenses
                   ------------
          borne by the Adviser pursuant to this Agreement, the Fund will pay to the Adviser a fee at an annual rate on the Money Market Portfolio of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million; on the Managed Bond, High Yield Bond, Government Securities and Bond and Income Portfolios of .60% of the average daily net assets of the Portfolios; on the Growth, Equity Income, Equity and Multi-Strategy Portfolios of .65% of the average daily net assets of the Portfolios; on the Growth LT Portfolio of .75% of the average daily net assets of the Portfolio; on the International, Large-Cap Value and Mid-Cap Value Portfolios of .85% of the average daily net assets of the Portfolios; on the Equity Index Portfolio of .25% of the average daily net assets of the Portfolio; on the Emerging Markets and REIT Portfolios of 1.10% of the average daily net assets of the Portfolios; on the Aggressive Equity Portfolio of .80% of the average daily net assets of the Portfolio; on the Small-Cap Index Portfolio of .50% of the average daily net assets of the Portfolio; on the Diversified Research Portfolio of .90% of the average daily net assets of the Portfolio; and on the International Large-Cap Portfolio of 1.05% of the average daily net assets of the Portfolio. This fee shall be computed and accrued daily and paid monthly."

                                  APPENDIX G

                        PORTFOLIO MANAGEMENT AGREEMENT


     AGREEMENT made this 1st day of May, 1998 between Pacific Life Insurance Company ("Adviser"), a California corporation, and Alliance Capital Management L.P. ("Portfolio Manager"), a limited partnership organized and existing under the laws of the State of Delaware, and the Pacific Select Fund (the "Fund"), a Massachusetts Business Trust.

     WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund is authorized to issue shares of beneficial interest ("Shares") in separate Portfolios, with each such portfolio representing interests in a separate portfolio; and

     WHEREAS, the Fund currently offers multiple Portfolios, one of which is designated as the Aggressive Equity Portfolio, such Portfolio together with any other Portfolio subsequently established by the Fund, with respect to which the Fund and Adviser desire to retain the Portfolio Manager to render investment advisory services hereunder, and with respect to which the Portfolio Manager is willing to do so, being herein collectively referred to also as the "Portfolio"; and

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

     WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Advisers Act; and

     WHEREAS, the Fund has retained the Adviser to render investment advisory services to the Portfolio pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Adviser to engage Portfolio Manager to discharge the Adviser's responsibilities with respect to the investment management of the Portfolio, a copy of which has been provided to the Portfolio Manager and is incorporated by reference herein; and

     WHEREAS, the Fund and the Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more Portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such Portfolio and the Adviser in the manner and on the terms hereinafter set forth; and

     NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Adviser, and the Portfolio Manager as follows:

     1.  Appointment.  The Fund and the Adviser hereby appoint Alliance Capital
         ------------
Management L.P. to act as Portfolio Manager to the Aggressive Equity Portfolio ("the

Portfolio") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more Portfolio other than the Portfolio, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Fund and Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

     2.  Portfolio Manager Duties.  Subject to the supervision of the Fund's
         -------------------------
Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments, including futures contracts and options thereon, for the Portfolio. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the investment policies of the Portfolio, the Portfolio Manager shall make decisions for the Portfolio as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio. The Portfolio Manager is authorized to exercise tender offers, exchange offers and to vote proxies on behalf of the Fund, each as the Portfolio Manager determines is in the best interest of the Fund. In performing these duties, the Portfolio Manager:

          (a) Will (1) manage the Portfolio so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("IRC") and (2) manage the Portfolio so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the IRC and Regulations issued thereunder. The Adviser will notify the Portfolio Manager of any amendments to Section 817(h) of the IRC and Regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Fund, counsel to the Adviser, or counsel to the Portfolio Manager that is also acceptable to the Adviser.

          (b) Shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Fund, the Adviser or the Portfolio Manager), (2) with all other applicable federal and state laws and regulations pertaining to the investment activities of investment vehicles underlying variable annuity and/or variable life insurance contracts, (3) with any applicable procedures, policies and guidelines adopted by the Fund's Board of Trustees, (4) with the Portfolio's objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information, and (5) with the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time. Until the Adviser delivers any supplements or amendments to the Portfolio Manager, the Portfolio Manager shall be fully protected in relying on the Fund's Registration Statement previously furnished to the Portfolio Manager by the Adviser.

          (c) Will: (i) use its best efforts to identify each position in the Portfolio that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Internal Revenue Code, and (ii) make such determinations and inform the Adviser at least annually, (or more often and by such date(s) as the Adviser shall request), of any stock in a PFIC.

          (d) Is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates) overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to place orders on behalf of the Portfolio through the Portfolio Manager if the Portfolio Manager is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), to any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or to such brokers or dealers that also provide research or statistical research and material, or other services to the Portfolio or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and Board of Trustees of the Fund, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefore.

          (e) When the purchase or sale of a security is deemed to be in the best interest of the Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Fund's Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

          (f) Will, in connection with the purchase and sale of securities for the Portfolio, together with the Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian, and recordkeeping agent, and, if required, the Adviser.

          (g) Will assist the custodian and recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Portfolio for which the custodian and recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager. In this regard, the Portfolio Manager may be required, if requested by the Fund's Adviser or custodian and recordkeeping agent, to obtain and provide broker and/or market-maker quotations, to verify prices obtained from Fund pricing sources, to price portfolio securities for which there is no readily available market and/or to take such other actions as may be required to insure the Fund is valued at fair market value in accordance with the Fund's pricing procedures.

          (h) Will make available to the Fund and the Adviser promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Adviser to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (i) Will regularly report to the Fund's Board of Trustees on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's Portfolio, and will furnish the Fund's Board of Trustees with respect to the portfolio such periodic and special reports as the Trustees and the Adviser may reasonably request.

          (j) Will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Fund and the Adviser will not disclose or use any records or information respecting the Portfolio Manager obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

          (k) Shall not permit any employee of the Portfolio Manager to have any material connection with the handling of the Portfolio if such employee has:

               (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesperson, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

               (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesperson or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

          (l) Shall provide to Adviser a copy of Portfolio Manager's Form ADV as filed with the SEC and a list of persons who Portfolio Manager wishes to have authorized to give written and/or oral instructions to custodians of Fund assets for the Portfolio.

          (m) The Portfolio Manager agrees that it will notify the Fund and the Adviser of any change in the membership of the general partnership of the Portfolio Manager.

     3.   Disclosure about Portfolio Manager.  The Portfolio Manager has
          ----------------------------------
reviewed the current Registration Statement for the Fund filed with the SEC and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. On an annual basis, (or more frequently if requested by the Adviser or the Fund's Board of Trustees) the Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

     4.   Expenses.  During the term of this Agreement, the Portfolio Manager
          --------
will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for, including but not limited to, any of the following:

          (a) Expenses of all audits by the Fund's independent public accountants;

          (b) Expenses of the Fund's transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

          (c) Expenses of the Fund's custodial services including recordkeeping services provided by the custodian;

          (d) Expenses of the Fund's recordkeeping services provided by the recordkeeping agent;

          (e) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

          (f) Expenses of obtaining portfolio activity reports for the Portfolio;

          (g)  Expenses of maintaining the Fund's tax records;

          (h) Salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or its subsidiaries or affiliates (except that the Adviser, or any of its subsidiaries or affiliates, shall bear the expense with respect to executive officers and employees, if any, who are officers, directors, stockholders or employees of the Adviser or of its subsidiaries or affiliates);

          (i)  Taxes, if any, levied against the Fund or any of its Portfolios;

          (j) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

          (k)  Costs, including the interest expenses, of borrowing money;

          (l) Costs and/or fees incidental to meetings of the Fund's shareholders, the preparation and mailings of proxy statements, prospectuses, statements of additional information and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's existence, and the registration of shares with federal and state securities or insurance authorities;

          (m) The Fund's legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

          (n) Costs of printing "share" stock certificates, if any, representing shares of the Fund;

          (o) Trustees' fees and expenses of Trustees of the Fund who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof (except that the Adviser shall bear the expense of any Trustee who is an officer, employee, or stockholder of the Adviser or any affiliate thereof);

          (p) The Fund's fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

          (q)  Association membership dues;

          (r) Extraordinary expenses of the Fund as may arise including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto (unless Portfolio Manager is responsible for such expenses under Section 14 of this Agreement); and

          (s) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

     5.   Compensation.  For the services provided and the expenses borne by the
          ------------
Portfolio Manager pursuant to this Agreement, the Adviser will pay to the Portfolio Manager a fee in accordance with the Fee Schedule attached to this Agreement. This fee will be computed and accrued daily and payable monthly.

     6.   Seed Money.  The Adviser agrees that the Portfolio Manager shall not
          ----------
be responsible for providing money for the initial capitalization of any Portfolio.


     7.   Compliance.
          ----------

          (a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Fund in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the IRC or the Regulations thereunder. The Portfolio Manager further agrees to notify the Adviser and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

          (b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the IRC or the Regulations thereunder.

     8.   Independent Contractor.  The Portfolio Manager shall for all purposes
          ----------------------
herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's Agent.

     9.   Books and Records.  In compliance with the requirements of Rule 31a-3
          -----------------
under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act with respect to its activities as Portfolio Manager and to preserve such records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

     10.  Cooperation.  Each party to this Agreement agrees to cooperate with
          -----------
each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

     11.  Responsibility and Control.  Notwithstanding any other provision of
          --------------------------
this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

     12.  Services Not Exclusive.  It is understood that the services of the
          ----------------------
Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

     13.  Liability.  Except as provided in Section 14 and as may otherwise be
          ---------
required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of
Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

     14.  Indemnification.
          ---------------

          (a) The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser, and each person, if any, who, within the meaning of
Section 15 of the 1933 Act, controls ("controlling person") the Adviser (collectively, "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Fund which (i) may be based upon any willful misfeasance, bad faith, or gross negligence of, or by reckless disregard of, the Portfolio Manager's obligations and/or duties under this Agreement by the Portfolio Manager or by any of its directors, officers or employees, or any affiliate acting on behalf of the Portfolio Manager (other than an Adviser Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Adviser, the Fund, or any affiliated person of the Fund for the purpose of inclusion in such registration statements by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a Adviser Indemnified Person); provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of obligation and duties under this Agreement.

          (b) The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of
Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (collectively, "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Fund which (i) may be based upon any willful misfeasance, bad faith or gross negligence by the Adviser, any of its employees or any affiliate acting on behalf of the Adviser (other than a Portfolio Manager Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Fund or the Adviser or any affiliated person of the Adviser by a Portfolio Manager Indemnified Person (other than an Adviser Indemnified Person); provided however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

     15.  Duration and Termination.  This Agreement shall become effective as of
          ------------------------
the date of execution first written above, and shall continue in effect for two years from such date and continue thereafter on an annual basis with respect to the Portfolio; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Fund, or (b) by the vote of a majority of the outstanding voting shares of the Portfolio, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding shares (as defined in the 1940 Act) of the Portfolio. This Agreement may be terminated:

          (a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, forfeiture, compulsory buyout amount, or performance of any other obligation which could deter termination, by vote of a majority of the entire Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, on 60 days' written notice to the Portfolio Manager and the Adviser;

          (b) by the Portfolio Manager at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Adviser and the Fund.

          (c) by the Adviser at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Portfolio Manager and the Fund.

     However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. In the event of termination for any reason, all records of the Portfolio(s) shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement will terminate automatically in event of its assignment (as that term is defined in the 1940 Act), but shall not terminate in connection with any transaction not deemed an assignment within the meaning of Rules 2a-6 under the 1940 Act, or any other rule adopted by the SEC regarding transactions not deemed to be assignments. In the event this

Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(h), 2(j), 9, 10, 11, 13, 14 and 16 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

     16.  Use of Name.
          -----------

          (a) It is understood that the name "Pacific Life Insurance Company" or "Pacific Life", or "Pacific Select Fund" or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the prior written approval of the Adviser and only so long as the Adviser is an investment adviser to the Fund and/or the Portfolio. Upon termination of the Investment Advisory Agreement between the Fund and the Adviser, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

          (b) It is understood that the name "Alliance Capital Management L.P." or "Alliance Capital" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and that the Adviser has the right to use such name (or derivative or logo), in offering materials of the Fund and/or Portfolio with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or the Portfolio. Upon termination of this Agreement between the Fund, the Adviser and the Portfolio Manager, the Fund and the Adviser shall forthwith cease to use such name (or derivative or logo).

          (c) Neither the Fund nor the Advisers shall use the Portfolio Manager's name in promotional or sales related materials prepared by or on behalf of the Adviser or the Fund, without prior review and approval by the Portfolio Manager, which may not be unreasonably withheld.

     17.  Limitation of Liability.  A copy of the Amended and Restated Agreement
          -----------------------
and Declaration of Trust for the Fund is on file with the Secretary of the Commonwealth of Massachusetts. The Agreement and Declaration of Trust has been executed on behalf of the Fund by a Trustee of the Fund in his capacity as Trustee of the Fund and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually.

     18.  Miscellaneous.
          -------------

          (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with prior written consent of the other parties.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

          (e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.


                              PACIFIC LIFE INSURANCE COMPANY


Attest:                       By:________________________________
------------------------      Title:_____________________________
Title:



                              By:________________________________
                              Title:_____________________________



                              ALLIANCE CAPITAL MANAGEMENT L.P.
                              BY:  ALLIANCE CAPITAL MANAGEMENT CORP.,
                                   GENERAL PARTNER



Attest:                       By:________________________________
------------------------      Title:_____________________________
Title:


                              PACIFIC SELECT FUND



Attest:                       By:________________________________
------------------------      Title:_____________________________
Title:

                              PACIFIC SELECT FUND
                                 FEE SCHEDULE



Portfolio:  Aggressive Equity

Fee:

The Adviser will pay to the Portfolio Manager a monthly fee based on the average daily net assets of this Portfolio at an annual rate equal to:

               .60% of the first $100 million
               .45% on the next $400 million
               .40% on excess over $500 million

                ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT

     The Portfolio Management Agreement ("Agreement") made the 1st day of May, 1999, between Pacific Life Insurance Company ("Pacific Life"), a life insurance company domiciled in California, Alliance Capital Management L.P. ("Alliance Capital", "Portfolio Manager"), a Limited Partnership organized and existing under the laws of the state of Delaware, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust, is hereby amended as set forth in this Addendum to the Portfolio Management Agreement, which is dated as of ___________________, 1999.

     WHEREAS, the Fund is registered with the Securities and Exchange Commission as an open-end management investment company; and

     WHEREAS, the Fund offers shares in several Portfolios, one of which is designated the Emerging Markets Portfolio; and

     WHEREAS, pursuant to the Agreement, Pacific Life and the Fund have appointed Alliance Capital as Portfolio Manager to the Emerging Markets Portfolio and Alliance Capital has accepted such appointment; and

     WHEREAS, Pacific Life and the Fund desire to appoint Alliance Capital as Portfolio Manager to the Emerging Markets Portfolio under the provisions set forth in the Agreement and in this Addendum; and

     WHEREAS, the Portfolio Manager is willing to accept such appointment;

     NOW THEREFORE, in consideration of the mutual premises and covenants contained in this Addendum, it is agreed between the parties hereto as follows:

          1. In addition to its responsibilities as specified in the Agreement, the Fund hereby appoints the Portfolio Manager to act as Portfolio Manager with respect to the Emerging Markets Portfolio which, in addition to all other Portfolios previously established, shall be deemed one of the Portfolios under the Agreement, subject to the terms and conditions as specified in the Agreement, including the Fee Schedule of the Agreement as amended by this Addendum.

          2.   The Fee Schedule of the Agreement is amended to read as follows:

                              PACIFIC SELECT FUND
                                 FEE SCHEDULE
                       ALLIANCE CAPITAL MANAGEMENT L.P.



                    Portfolio:  Emerging Markets Portfolio


     The Adviser will pay to the Portfolio Manager a monthly fee based on the average daily net assets of the Emerging Markets Portfolio at an annual rate equal to:


          0.85% on the first $50 million
          0.75% on the next $50 million
          0.70% on the next $50 million
          0.65% on the next $50 million
          0.60% on excess of $200 million

     These fees for services shall be prorated for any portion of a year in which the Agreement is not effective.

     This Addendum shall take effect on _________________, 1999.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first indicated above.


                              PACIFIC LIFE INSURANCE COMPANY


Attest:                       By:_______________________________________
----------------------        Title:
Title:



                              ALLIANCE CAPITAL MANAGEMENT L.P.



Attest:                       By:_______________________________________
----------------------        Title:
Title:



                              PACIFIC SELECT FUND


Attest:                       By:_______________________________________
----------------------        Title:
Title:

                                  APPENDIX H
                  List of the Fund's Investment Restrictions

Fundamental Investment Restrictions
-----------------------------------

     Under these restrictions, a Portfolio may not:

     (i) except for the REIT Portfolio, invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to the REIT Portfolio, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate;

     (ii) with respect to 75% of its total assets (or, in the case of the REIT Portfolio, with respect to 50% of its assets), invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     (iii) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

     (iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

     (v) borrow money or pledge, mortgage or hypothecate its assets, except that a portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the prospectus and in the Statement of Additional Information (SAI) (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Portfolio's assets);

     (vi) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities up to the amount permitted by applicable law; and

     (vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Non-Fundamental Investment Restrictions
---------------------------------------

     Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

     (i)   invest for the purpose of exercising control or management;

     (ii) sell property short, sell securities short, except the Mid-Cap Value Portfolio, sell short against the box, except the Aggressive Equity, Equity and Mid-Cap Value Portfolios;

     (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants;

     (iv) except the Mid-Cap Value Portfolio and the Growth LT Portfolio, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

     (v) except the Mid-Cap Value Portfolio and the Growth LT Portfolio, maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the prospectus and in SAI for transactions in options, futures, and options on futures;

     (vi) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities; and

     (vii) purchase or sell commodities or commodities contracts, except: (a) futures contracts and options on futures contracts, (b) forward foreign currency contracts and (c) stock index futures, options on stock indexes, and options on stock index futures, subject to any applicable restrictions described in the prospectus and in the SAI.

     Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which each transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of Fundamental Restriction (v) and Non-fundamental

Restriction (vii) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of Non-fundamental Restriction (v), a short sale "against the box" shall not be considered a short position.

                                                               [TO BE CONFIRMED]

                                  APPENDIX I

                            OTHER INFORMATION ABOUT
                             BANKERS TRUST COMPANY

     Certain information regarding directors and principal executive officers of Bankers Trust and their principal occupations is shown below.

                                          Position with
              Name                        Bankers Trust               Principal Occupation and Other Information
              ----                        -------------               ------------------------------------------
Josef Ackerman                     Director, Chairman of the     Member, Board of Managing Directors, Deutsche Bank
Deutsche Bank AG                   Board, Chief Executive        AG
Taunusanlage 12                    Officer and President
D-60262 Frankfurt am Main
Federal Republic of Germany

Hans Angermueller                  Director                      Shearman & Sterling,
Shearman & Sterling                                              of counsel
599 Lexington Avenue
New York, NY 10022

George B. Beitzel                  Director                      Director of Various Corporations
29 King Street
Chappaqua, NY 10514-3432

William R. Howell                  Director                      Chairman Emeritus,
J.C. Penney Company, Inc.                                        J.C. Penney Company, Inc.
P.O. Box 10001
Dallas, TX  75301-1109                                           Director of Various Corporations

Hermann-Josef Lamberti             Director                      Member, Board of Managing Directors, Deutsche Bank
Deutsche Bank AG                                                 AG
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

John A. Ross                       Director                      Regional Chief Executive Officer, Deutsche Bank
Deutsche Bank                                                    Americas Holding Corp.
31 West 52nd Street
New York, NY  10019

Ronaldo H. Schmitz                 Director                      Member, Board of Managing Directors, Deutsche Bank
Deutsche Bank AG                                                 AG
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

     Bankers Trust serves as adviser to the following portfolios and funds which have substantially similar investment objectives and similar investment policies to the Equity Index Portfolio that will become effective if the New Portfolio Management Agreement is approved. The approximate net assets listed are for 5/31/99, and the fees charged by Bankers Trust for their services are listed as a percentage of average daily net assets.

----------------------------------------------------------------------------------------------------------------------
Fund                                                                        Net Assets Under     Advisory Fees Payable
                                                                               Management          to Bankers Trust
----------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio (a) (b)                                            $   6.6 billion        0.075%

Includes the following feeder funds:
   BT Inst'l: Equity 500 Index Fund (c)
   BT Pyramid Investment Equity 500 Index
   USAA S&P 500 Index (e)
   Amer AADV: S&P 500 - AMR Class (f)
   Amer AADV: S&P 500 - Mileage Fund (f)
   Scudder S&P 500 Index (g)
----------------------------------------------------------------------------------------------------------------------
BT Insur: Equity 500 Index (Variable Annuity) (a) (h)                     $ 111.3 million        0.20%
----------------------------------------------------------------------------------------------------------------------
VALIC American General Series Portfolio - Stock Index Fund                $   4.6 billion        0.02% first $2
                                                                                                 billion; 0.01% assets
                                                                                                 over $2 billion
----------------------------------------------------------------------------------------------------------------------
VALIC American General Series Portfolio Company 2 - Stock Index Fund      $  12.5 million        0.02% first $2
                                                                                                 billion; 0.01% assets
                                                                                                 over $2 billion
----------------------------------------------------------------------------------------------------------------------
Equitable EQ Advisors Trust - BT Equity 500 Index Portfolio               $ 392.6 million        0.05%
----------------------------------------------------------------------------------------------------------------------
Fidelity Commonwealth Trust - Spartan Market Index Fund                   $   8.6 billion        0.006%
----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund II - Index 500 Portfolio        $   4.6 billion        0.006%
----------------------------------------------------------------------------------------------------------------------
Fidelity Concord Street Trust - Spartan U.S. Equity Index Fund            $  17.2 billion        0.006%
----------------------------------------------------------------------------------------------------------------------
Scudder AARP Growth Trust - AARP U.S. Stock Index Fund                    $ 464.9 million        0.07% first $100
                                                                                                 million; 0.03% second
                                                                                                 $100 million; 0.01%
                                                                                                 in excess of $200
                                                                                                 million; subject to
                                                                                                 minimum annual fee of
                                                                                                 $75,000
----------------------------------------------------------------------------------------------------------------------

(a) Information pertaining to advisory fees is shown before expense waivers and/or reimbursements, if any, are applied.
(b)  Master portfolio not available for direct retail purchase.
(c)  Feeder fund available to institutional investors through Bankers Trust.
(d)  Feeder fund available to retail investors through Bankers Trust.
(e) Feeder fund available to customers of United States Automobile Association and retail public.
(f)  Feeder fund available to customers of American Airlines.
(g) Feeder fund available to customers of Scudder, Stevens & Clark: commenced operations on August 29, 1997.
(h)  Available only through variable annuity products.

                                                               [TO BE CONFIRMED]

                                  APPENDIX J

                            OTHER INFORMATION ABOUT
                          MERCURY ASSET MANAGEMENT US

     Princeton Services, Inc. (Princeton Services) is the General Partner of, and therefore controls, Fund Asset Management, L.P. doing business as Mercury Asset Management US (Mercury). The directors and executive officers of Princeton Services are listed below, each with their principal occupations. The business address of each person shown below is World Financial Center, 225 Liberty Street, South Tower - 4/th/ Floor, New York, NY 10080.

                                    Position with
           Name                  Princeton Services              Principal Occupation and Other Information
           ----                  ------------------              ------------------------------------------
Jeffrey M. Peek               Director and President      President, Merrill Lynch Asset Management, L.P.; President, Fund
                                                          Asset Management, L.P.; Executive Vice President, Merrill Lynch &
                                                          Co., Inc.

Terry K. Glenn                Director and Executive      Executive Vice President, Merrill Lynch Asset Management, L.P.;
                              Vice President              Executive Vice President, Fund Asset Management, L.P.; President
                                                          and Director, Princeton Funds Distributor, Inc.; Director,
                                                          Financial Data Services, Inc.; President, Princeton
                                                          Administrators, L.P.

Donald C. Burke               Director, Senior Vice       Senior Vice President and Treasurer, Merrill Lynch Asset
                              President and Treasurer     Management, L.P.; Senior Vice President and Treasurer, Fund Asset
                                                          Management L.P.; Vice President and Treasurer, Princeton Funds
                                                          Distributor, Inc.


Mercury serves as adviser to the S&P500 Index Fund of Merrill Lynch Index Funds, Inc. which has a substantially similar investment objective and similar investment policies to the Equity Index Portfolio that will become effective if the New Portfolio Management Agreement is approved. The approximate net assets of the S&P500 Index Fund of Merrill Lynch Index Funds, Inc. were $5.6 billion as of 6/30/99; and the fee charged by Mercury for their services (as a percentage of average daily net assets) is 0.25% for management and administration.

Mercury serves as adviser to the Small Cap Index Fund of Merrill Lynch Index Funds, Inc. which has a substantially similar investment objective and similar investment policies to the Small-Cap Index Portfolio that will become effective if the New Portfolio Management Agreement is approved. The approximate net assets of the Small Cap Index Fund of Merrill Lynch Index Funds, Inc. were $100 million as of 6/30/99; and the fee charged by Mercury for their services (as a percentage of average daily net assets) is 0.30% for management and administration.

                                                               [TO BE CONFIRMED]

                                  APPENDIX K

                            OTHER INFORMATION ABOUT
                       ALLIANCE CAPITAL MANAGEMENT L.P.

     Alliance Capital Management Corporation (ACMC) is the General Partner of and therefore controls Alliance Capital. Certain information regarding directors and principal executive officers of ACMC and their principal occupations is shown below. Unless otherwise noted, the business address of each person shown below is 1345 Avenue of the Americas, New York, New York 10105.

                                       Position with                         Principal Occupation and Other Information
              Name                          ACMC                             ------------------------------------------
              ----                          ----
Dave H. Williams                  Director and Chairman                Director, The Equitable Companies Incorporated; Director, The
                                  of the Board                         Equitable Life Assurance Society of the United States

Michael Hegarty                   Director                             Vice Chairman, Chief Operating Officer and Director, The
1290 Avenue of the Americas                                            Equitable Companies Incorporated; President, Chief Operating
New York, NY 10104                                                     Officer and Director, The Equitable Life Assurance Society of
                                                                       the U.S.

Benjamin D. Holloway              Director and Financial
                                  Consultant

Denis Duverne                     Director                             Senior Vice President - International Life of AXA-UAP
23 ava Matignon
Paris, France 75008

Herve Hatt                        Director                             Executive Vice President, AXA-UAP

Frank Savage                      Director                             Senior Vice President, The Equitable Life Assurance Society
1290 Avenue of the Americas                                            of the United States
New York, NY 10104

Luis J. Bastida                   Director                             Chief Financial Officer and Member of the Executive Committee
Plaza San Nicholas                                                     of Banco Bilbao Vizcaya
1-Bilbao, Spain

Henri de la Croix de la Castries  Director                             Senior Executive Vice President - Financial Services and Life
23 ava Matignon                                                        Insurance Activities, AXA
Paris, France 75008

Kevin C. Dolan                    Director                             Chief Executive Officer, AXA Investment Managers Paris
23 ava Matignon
Paris, France 75008

Reba W. Williams                  Director, Special                    Director of Special Projects, Alliance Capital Management
                                  Projects                             L.P.

Robert B. Zoellick                Director                             President and Chief Executive Officer for Strategic and
                                                                       International Studies

Donald H. Brydon                  Director                             Chairman and Chief Executive Officer, AXA Investment Managers
                                                                       S.A.
Edward D. Miller                  Director                             President, Chief Executive Officer and Director, The
1290 Avenue of the Americas                                            Equitable Life Assurance Society of the United States;
New York, NY 10104                                                     Senior Executive Officer, AXA

                                      Position with                          Principal Occupation and Other Information
       Name                         Princeton Services                       ------------------------------------------
       ----                         ------------------
Stanley B. Tulin                  Director                           Executive Vice President and Chief Financial Officer, The
                                                                     Equitable Companies Incorporated; Vice Chairman and Chief
                                                                     Financial Officer, The Equitable Life Assurance Society of the
                                                                     United States

John D. Carifa                    Director

Bruce W. Calvert                  Director

Alfred Harrison                   Director and Vice
                                  Chairman

David R. Brewer, Jr.              Senior Vice President,
                                  General Counsel and
                                  Secretary

Robert H. Joseph, Jr.             Senior Vice President
                                  and Chief Financial
                                  Officer

Mark R. Manley                    Senior Vice President,
                                  Counsel, Compliance
                                  Officer and Assistant
                                  Secretary

                              PACIFIC SELECT FUND

The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, "Variable Contracts") issued or administered by Pacific Life Insurance Company ("Pacific Life") and funded by separate accounts of Pacific Life hereby instructs Pacific Life, on behalf of the pertinent separate account, to vote the shares of the applicable Portfolio(s) of the Pacific Select Fund, (the "Fund") attributable to his or her Variable Contract at the special meeting of shareholders of the Fund to be held at 10:00 a.m., Pacific Time, on October 28, 1999, at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated below with respect to the matters referred to in the proxy statement for the meeting, and in the discretion of Pacific Life upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR each proposal.

YOUR VOTE IS IMPORTANT!
                                             XXXXXX  X  XXXXXXXXXXX  X

                                             Please date and sign. All
                                             designated owners of the Variable
                                             Contract(s) shown must sign hereon.
                                             If as an attorney, executor,
                                             trustee, guardian or other
                                             representative or as an officer of
                                             a corporation or partnership,
                                             please add title as such. Receipt
                                             of the Notice of Meeting and Proxy
                                             Statement is hereby acknowledged.

                                             Dated_____________________,1999

                                             _________________________________

                                             _________________________________
                                             Signature(s) of Contract owner(s)

YOUR VOTING CONTROL NUMBER: XXX-XXXX-XXXX-XXX

Voting Instructions - Please Select One Of These Voting Methods:

Vote by Paper Ballot: Please read your proxy statement including each of the
--------------------
following proposals. Vote by filling in the appropriate box on the ballot which represents your vote on each proposal. You may vote one of three ways. If you wish to vote all of your votes "FOR" all applicable proposals you may fill in
             ---                     ---
the box located directly above proposal number one. Otherwise you may vote by one of the following methods. You may vote all Portfolios in which you have a
                                           ---
voting interest for each applicable proposal by filling in the "FOR", "AGAINST" OR "WITHHELD" OR "ABSTAIN" box located after each proposal. Or, you may vote each proposal separately by each Portfolio by filling in each applicable box in the Portfolio listing located after each proposal. Please sign and return the card in the enclosed return envelope.

Vote by Telephone:  If you wish to vote by telephone, see enclosed
-----------------
instructions.

Portfolio                       Your Shares     Portfolio            Your Shares            Portfolio             Your Shares
---------                       -----------     ---------            -----------            ---------             -----------
Money Market                     XXXX.XXXX      Growth LT             XXXX.XXXX             Bond and Income        XXXX.XXXX
High Yield Bond                  XXXX.XXXX      Equity Income         XXXX.XXXX             Equity Index           XXXX.XXXX
Managed Bond                     XXXX.XXXX      Multi-Strategy        XXXX.XXXX             Small-Cap Index        XXXX.XXXX
Government Securities            XXXX.XXXX      Large-Cap Value       XXXX.XXXX             REIT                   XXXX.XXXX
Growth                           XXXX.XXXX      Mid-Cap Value         XXXX.XXXX             International          XXXX.XXXX
Aggressive Equity                XXXX.XXXX      Equity                XXXX.XXXX             Emerging Markets       XXXX.XXXX

The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If you do not vote or this voting instruction is not returned properly executed, your votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions. PLEASE MARK VOTES AS IN THIS EXAMPLE:

[_]  To vote FOR all proposals, mark this box. (No other vote is necessary.)
                 ---

1.  To elect Lucie H. Moore to the Fund's Board of Trustees;

[_]  To vote all Portfolios FOR; or [_] to WITHOLD votes for all Portfolios mark the appropriate box, OR vote separately by
             ---                                             ---
     Portfolio below.

                             FOR   WITHHELD                       FOR     WITHHELD                             FOR   WITHHELD
Money Market                 [_]     [_]        Growth LT         [_]       [_]             Bond and Income    [_]     [_]
High Yield Bond              [_]     [_]        Equity Income     [_]       [_]             Equity Index       [_]     [_]
Managed Bond                 [_]     [_]        Multi-Strategy    [_]       [_]             Small-Cap Index    [_]     [_]
Government Securities        [_]     [_]        Large-Cap Value   [_]       [_]             REIT               [_]     [_]
Growth                       [_]     [_]        Mid-Cap Value     [_]       [_]             International      [_]     [_]
Aggressive Equity            [_]     [_]        Equity            [_]       [_]             Emerging Markets   [_]     [_]

2. To approve a proposal to amend the Fund's Agreement and Declaration of Trust to permit the Fund to issue shares in different classes and to reform the Trust Agreement;


[_]  To vote all Portfolios FOR; [_] to vote all Portfolios AGAINST; or [_] to ABSTAIN votes for all Portfolios
             ---                             ---                                                 ---
     mark the appropriate box, OR vote separately by Portfolio below.

                  FOR    AGAINST   ABSTAIN                    FOR    AGAINST   ABSTAIN                     FOR     AGAINST   ABSTAIN
Money Market      [_]      [_]       [_]     Growth LT        [_]      [_]       [_]     Bond and Income   [_]       [_]       [_]
High Yield Bond   [_]      [_]       [_]     Equity Income    [_]      [_]       [_]     Equity Index      [_]       [_]       [_]
Managed Bond      [_]      [_]       [_]     Multi-Strategy   [_]      [_]       [_]     Small-Cap Index   [_]       [_]       [_]
Government
 Securities       [_]      [_]       [_]     Large-Cap Value  [_]      [_]       [_]     REIT              [_]       [_]       [_]
Growth            [_]      [_]       [_]     Mid-Cap Value    [_]      [_]       [_]     International     [_]       [_]       [_]
Aggressive
 Equity           [_]      [_]       [_]     Equity           [_]      [_]       [_]     Emerging Markets  [_]       [_]       [_]

          PLEASE VOTE EITHER BY TELEPHONE, OR SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTION IN THE ENCLOSED ENVELOPE TODAY!

3.  To adopt a proposed Brokerage Enhancement Plan;

    [_]  To vote all Portfolios FOR;      [_]  to vote all Portfolios AGAINST; or     [_]  to ABSTAIN votes for all Portfolios
                 ---                                   ---                                                      ---
                                                                                           mark the appropriate box, OR vote
                                                                                           separately by Portfolio below.
                  FOR    AGAINST    ABSTAIN                     FOR    AGAINST    ABSTAIN                     FOR   AGAINST  ABSTAIN

Money Market      [_]      [_]        [_]      Growth LT        [_]      [_]        [_]   Bond and Income     [_]     [_]      [_]
High Yield Bond   [_]      [_]        [_]      Equity Income    [_]      [_]        [_]   Equity Index        [_]     [_]      [_]
Managed Bond      [_]      [_]        [_]      Multi-Strategy   [_]      [_]        [_]   Small-Cap Index     [_]     [_]      [_]
Government
 Securities       [_]      [_]        [_]      Large-Cap Value  [_]      [_]        [_]   REIT                [_]     [_]      [_]
Growth            [_]      [_]        [_]      Mid-Cap Value    [_]      [_]        [_]   International       [_]     [_]      [_]
Aggressive
 Equity           [_]      [_]        [_]      Equity           [_]      [_]        [_]   Emerging Markets    [_]     [_]      [_]

4. To approve a proposal to permit the Fund and Pacific Life to enter into and materially amend Portfolio Management Agreements without obtaining the approval of Shareholders;

    [_]  To vote all Portfolios FOR;      [_]  to vote all Portfolios AGAINST; or     [_]  to ABSTAIN votes for all Portfolios
                 ---                                   ---                                                      ---
                                                                                           mark the appropriate box, OR vote
                                                                                           separately by Portfolio below.
                  FOR    AGAINST    ABSTAIN                     FOR    AGAINST    ABSTAIN                     FOR   AGAINST  ABSTAIN

Money Market      [_]      [_]        [_]      Aggressive                                    Bond and Income  [_]     [_]      [_]
High Yield Bond   [_]      [_]        [_]       Equity          [_]      [_]        [_]      Equity Index     [_]     [_]      [_]
Managed Bond      [_]      [_]        [_]      Growth LT        [_]      [_]        [_]      International    [_]     [_]      [_]
Government                                     Equity Income    [_]      [_]        [_]      Emerging Markets [_]     [_]      [_]
 Securities       [_]      [_]        [_]      Multi-Strategy   [_]      [_]        [_]
Growth            [_]      [_]        [_]
                                               Equity           [_]      [_]        [_]

5. To approve a new Portfolio Management Agreement for the Equity Index Portfolio with Bankers Trust Company;

                           FOR    AGAINST    ABSTAIN
         Equity Index      [_]      [_]        [_]

6. To approve a new Portfolio Management Agreement for the Equity Index and Small Cap Index Portfolios with Mercury Asset Management US;

                           FOR    AGAINST    ABSTAIN
         Equity Index      [_]      [_]        [_]
         Small-Cap Index   [_]      [_]        [_]

7. To approve an addendum to the Advisory Agreement with Pacific Life under which the advisory fee for the Equity Index Portfolio would be increased;

                           FOR    AGAINST    ABSTAIN
         Equity Index      [_]      [_]        [_]

8. To approve a Portfolio Management Agreement for the Emerging Markets Portfolio with Alliance Capital Management, L.P. ;

                           FOR    AGAINST    ABSTAIN
         Emerging Markets  [_]      [_]        [_]

9. To approve the following changes to the Fund's fundamental investment restrictions:

9a. To permit a Portfolio to lend its portfolio securities to the extent permitted under applicable law;

    [_]  To vote all Portfolios FOR;      [_]  to vote all Portfolios AGAINST; or     [_]  to ABSTAIN votes for all Portfolios
                 ---                                   ---                                                      ---
                                                                                           mark the appropriate box, OR vote
                                                                                           separately by Portfolio below.
                  FOR    AGAINST    ABSTAIN                     FOR    AGAINST    ABSTAIN                     FOR   AGAINST  ABSTAIN

Money Market      [_]      [_]        [_]      Growth LT        [_]      [_]        [_]   Bond and Income     [_]     [_]      [_]
High Yield Bond   [_]      [_]        [_]      Equity Income    [_]      [_]        [_]   Equity Index        [_]     [_]      [_]
Managed Bond      [_]      [_]        [_]      Multi-Strategy   [_]      [_]        [_]   Small-Cap Index     [_]     [_]      [_]
Government
 Securities       [_]      [_]        [_]      Large-Cap Value  [_]      [_]        [_]   REIT                [_]     [_]      [_]
Growth            [_]      [_]        [_]      Mid-Cap Value    [_]      [_]        [_]   International       [_]     [_]      [_]
Aggressive
 Equity           [_]      [_]        [_]      Equity           [_]      [_]        [_]   Emerging Markets    [_]     [_]      [_]

9b. To reclassify as "non-fundamental" the existing investment restriction regarding purchasing or selling certain commodities or commodity contracts;

    [_]  To vote all Portfolios FOR;      [_]  to vote all Portfolios AGAINST; or     [_]  to ABSTAIN votes for all Portfolios
                 ---                                   ---                                                      ---
                                                                                           mark the appropriate box, OR vote
                                                                                           separately by Portfolio below.

                  FOR    AGAINST    ABSTAIN                     FOR    AGAINST    ABSTAIN                    FOR    AGAINST  ABSTAIN

Money Market      [_]      [_]        [_]      Growth           [_]      [_]        [_]   Equity Index        [_]     [_]      [_]
High Yield Bond   [_]      [_]        [_]      Growth LT        [_]      [_]        [_]   International       [_]     [_]      [_]
Managed Bond      [_]      [_]        [_]      Equity Income    [_]      [_]        [_]
Government
 Securities       [_]      [_]        [_]      Multi-Strategy   [_]      [_]        [_]

9c. To reclassify as "non-fundamental" the existing investment restriction regarding purchasing securities on margin;

    [_]  To vote all Portfolios FOR;      [_]  to vote all Portfolios AGAINST; or     [_]  to ABSTAIN votes for all Portfolios
                 ---                                   ---                                                      ---
                                                                                           mark the appropriate box, OR vote
                                                                                           separately by Portfolio below.

                  FOR    AGAINST    ABSTAIN                     FOR    AGAINST    ABSTAIN                    FOR   AGAINST   ABSTAIN

                                               Government
Money Market      [_]      [_]        [_]       Securities      [_]      [_]        [_]   Multi-Strategy     [_]     [_]       [_]

High Yield Bond   [_]      [_]        [_]      Growth           [_]      [_]        [_]   Equity Index       [_]     [_]       [_]

Managed Bond      [_]      [_]        [_]      Equity Income    [_]      [_]        [_]   International      [_]     [_]       [_]


9d. To reclassify as "non-fundamental" the existing investment restriction regarding maintaining a short position, or purchasing or selling (writing), puts, calls, straddles, spreads, or combinations thereof;

    [_]  To vote all Portfolios FOR;      [_]  to vote all Portfolios AGAINST; or     [_]  to ABSTAIN votes for all Portfolios
                 ---                                   ---                                                      ---
                                                                                           mark the appropriate box, OR vote
                                                                                           separately by Portfolio below.

                  FOR    AGAINST    ABSTAIN                     FOR    AGAINST    ABSTAIN                    FOR   AGAINST   ABSTAIN

                                               Government
Money Market      [_]      [_]        [_]       Securities      [_]      [_]        [_]   Multi-Strategy     [_]     [_]       [_]
High Yield Bond   [_]      [_]        [_]      Growth           [_]      [_]        [_]   Equity Index       [_]     [_]       [_]
Managed Bond      [_]      [_]        [_]      Equity Income    [_]      [_]        [_]   International      [_]     [_]       [_]

                                                                      YOUR VOTE IS IMPORTANT!

                                                                   And now you can Vote by Phone.


[Graphic of telephone and notepad here]   Vote by Telephone: Read your Proxy Statement including each of the proposals.
                                          Using a touch tone telephone, dial our toll free automated number at 1-800-597-
                                          7836. Use your control number listed on your voting instructions to access and vote on the proposals. You may register your vote 24 hours a day. After dialing, you will hear the following instructions:

                                               .  Please enter your control number;
                                               .  Press 1 to vote FOR all Proposals as recommended by the Board of Trustees.
                                               .  Press 9 to vote AGAINST all Proposals; or
                                               .  Press 0 to ABSTAIN from voting on all Proposals.

                                          Once you have completed your vote, you will be asked to confirm your selection.

                                          If you wish to vote separately on each of the proposals, you cannot vote by phone. Instead you must submit your vote by paper ballot on the enclosed voting instruction. Please mail your voting instruction in the enclosed return envelope provided.

             [PL Logo]                    REMEMBER!
                                                     .  READ YOUR PROXY STATEMENT.
                                                     .  HAVE YOUR VOTING INSTRUCTION CARD AND CONTROL NUMBER READILY AVAILABLE.
                                                     .  IF YOU VOTE BY PHONE DO NOT RETURN YOUR VOTING INSTRUCTION CARD.
     Pacific Life Insurance Company                                             ---
     700 Newport Center Drive
     Newport Beach, CA 92660-6397                                      THANK YOU FOR VOTING
